UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12

Pioneer Natural Resources Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table shown below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PIONEER NATURAL RESOURCES COMPANY
5205 North O'Connor Boulevard
Suite 200
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Pioneer Natural Resources Company:
Notice is hereby given that the Annual Meeting of Stockholders of Pioneer Natural Resources Company ("Pioneer" or the "Company") will be held at 5205 North O’Connor Boulevard, Suite 250, Irving, Texas 75039, on Wednesday, May 28, 2014, at 9:00 a.m. Central Time (the "Annual Meeting"). The Annual Meeting is being held for the following purposes:

1.	To elect eight directors, each for a term to expire at the 2015 Annual Meeting of Stockholders.

2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2014.

3.	To approve on an advisory basis named executive officer compensation.

4.
To reapprove the eligible employees, business criteria and maximum annual per person compensation limits under the Company's 2006 Long-Term Incentive Plan in order to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on April 3, 2014. If there are not sufficient votes represented for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies.

Beginning on or about April 17, 2014, the Company mailed a Notice Regarding the Internet Availability of Proxy Materials (the "Notice") to its stockholders containing instructions on how to access the proxy statement and vote online, and the Company made proxy materials available to the stockholders over the Internet. Instructions for requesting a paper copy of the proxy materials are contained in the Notice.

YOUR VOTE IS IMPORTANT

Please vote over the internet at www.cstproxyvote.com or by phone at 1-866-894-0537 promptly so that your shares may be voted in accordance with your wishes and so that we may have a quorum at the Annual Meeting. If you received a paper copy of the proxy materials (which includes the proxy card), you may also vote by completing, signing and returning the paper proxy card by mail.

By Order of the Board of Directors,

Irving, Texas April 17, 2014	Mark H. Kleinman Senior Vice President, General Counsel and Secretary

TABLE OF CONTENTS

2014 Annual Meeting of Stockholders	1
Electronic Availability of Proxy Statement and Annual Report	1
Stockholders of Record and Beneficial Owners	1
Quorum and Voting	2
Participants in the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan	4
Item One Election of Directors	4
Directors and Executive Officers	5
Meetings and Committees of Directors	11
Compensation of Directors	13
Compensation Discussion and Analysis	15
Compensation and Management Development Committee Report	35
Executive Compensation Tables	36
Summary Compensation Table	36
2013 Grants of Plan-Based Awards	38
Narrative Disclosure for The 2013 Grants of Plan-Based Awards Table	39
2013 Outstanding Equity Awards at Fiscal Year End	42
2013 Option Exercises and Stock Vested	44
Pension Benefits	44
2013 Non-Qualified Deferred Compensation	44
Potential Payments Upon Termination or Change in Control	47
Compensation Programs and Risk Considerations	55
Compensation and Management Development Committee Interlocks and Insider Participation	56
Audit Committee Report	56
Corporate Governance	58
Corporate Governance Guidelines	58
Board Leadership	58
Director Independence	59
Financial Literacy of Audit Committee and Designation of Financial Experts	60
Oversight of Risk Management	60
Attendance at Annual Meetings	61
Procedure for Directly Contacting the Board and Whistleblower Policy	61
Security Ownership of Certain Beneficial Owners and Management	62
Section 16(a) Beneficial Ownership Reporting Compliance	63
Transactions with Related Persons	63
Item Two Ratification of Selection of Independent Registered Public Accounting Firm	64
Item Three Advisory Vote to Approve Named Executive Officer Compensation	65
Item Four Reapproval of the Eligible Employees, Business Criteria and Maximum Annual Per Person Compensation Limits under the Company's 2006 Long-Term Incentive Plan	66
Stockholder Proposals; Identification of Director Candidates	77
Solicitation of Proxies	80
Stockholder List	80
Annual Report and Other Information	81
Internet and Phone Voting	82

PIONEER NATURAL RESOURCES COMPANY
5205 North O'Connor Boulevard
Suite 200
Irving, Texas 75039

PROXY STATEMENT
2014 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors of the Company (the "Board") requests your Proxy for the Annual Meeting of Stockholders that will be held Wednesday, May 28, 2014, at 9:00 a.m. Central Time, at 5205 North O’Connor Boulevard, Suite 250, Irving, Texas 75039. By granting the Proxy, you authorize the persons named on the Proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper Proxy. You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting by (i) delivering a written notice of the revocation to the Secretary of the Company at 5205 North O’Connor Boulevard, Suite 200, Irving, Texas 75039 no later than 5:00 p.m., Central Time on May 27, 2014, (ii) submitting a new Proxy electronically through the internet or by phone, (iii) signing and delivering to the Secretary of the Company at 5205 North O’Connor Boulevard, Suite 200, Irving, Texas 75039 a new Proxy with a later date, or (iv) attending the Annual Meeting and voting your shares in person. Your attendance at the Annual Meeting will not revoke the Proxy unless you give written notice of revocation to the Company’s Secretary before the Proxy is exercised or unless you vote your shares in person at the Annual Meeting.

Electronic Availability of Proxy Statement and Annual Report

As permitted under the rules of the Securities and Exchange Commission (the "SEC"), the Company is making this Proxy Statement and its Annual Report available to its stockholders electronically via the internet. The Company is sending the Notice on or about April 17, 2014, to its stockholders of record as of the close of business on April 3, 2014. This Notice includes (i) instructions on how to access the Company's proxy materials electronically, (ii) the date, time and location of the Annual Meeting, (iii) a description of the matters intended to be acted upon at the Annual Meeting, (iv) a list of the materials being made available electronically, (v) instructions on how a stockholder can request paper or e-mail copies of the Company's proxy materials, (vi) any control/identification numbers that a stockholder needs to access the Proxy, and (vii) information about attending the Annual Meeting and voting in person.

Stockholders of Record and Beneficial Owners

Most of the Company's stockholders hold their shares through a broker, bank or nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with the Company's transfer agent, you are considered the stockholder of record of those shares, and the Notice is being sent directly to you by the Company’s agent. If you are a stockholder of record, you have the right to vote by Proxy or to vote in person at the Annual Meeting. If you received a paper copy of the proxy materials by mail instead of the Notice, the proxy materials include a proxy card for the Annual Meeting.

Beneficial Owners. If you hold your shares in a brokerage account or through a bank or nominee, you are considered the beneficial owner of shares held in "street name," and the Notice will be forwarded to you by your broker or nominee. The broker or nominee is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker how to vote. Beneficial owners that receive the Notice by mail from the stockholder of record should follow the instructions included in the Notice to view the Proxy Statement and transmit voting instructions. If you received a paper copy of the proxy materials by mail instead of the Notice, the proxy materials include a proxy card or voting instruction form for the Annual Meeting.

QUORUM AND VOTING

Voting Stock. The Company's common stock is the only class of securities that entitles holders to vote generally at meetings of the Company's stockholders. Each share of common stock outstanding on the record date is entitled to one vote. An automated system that the Company's transfer agent administers will tabulate the votes.

Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 3, 2014. As of the record date, 143,199,374 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.

Quorum and Adjournments. The presence, in person or by Proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, the chairman of the Annual Meeting or the holders of a majority in voting power of the stock of the Company entitled to vote at the Annual Meeting who are present in person or by Proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, whether or not there is a quorum. No notice of the reconvened meeting is required to be given if the date, time and place are announced at the Annual Meeting. At any reconvened Annual Meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum been present.

Effect of Broker Non-Votes and Abstentions; Vote Required. If you are a beneficial owner whose shares are held of record by a broker or nominee, you will receive instructions from the broker or nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, it may vote your shares as it decides with respect to any matter for which it has discretionary authority under the rules of the New York Stock Exchange ("NYSE").

There are also non-discretionary matters for which your broker or nominee does not have discretionary authority to vote unless it receives timely instructions from you. A broker non-vote results when a broker or nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or nominee should vote your shares and the broker or nominee indicates it does not have authority to vote such shares on its Proxy. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, pursuant to NYSE Rule 452, the record holder will only be entitled to vote your shares in its discretion with respect to the ratification of the selection of the Company’s independent registered public accounting firm (Item 2). Without voting instructions from you, the record holder will not be permitted to vote your shares with respect to the election of directors (Item 1), the advisory vote regarding executive compensation (Item 3), and the proposal to reapprove the eligible employees, business criteria and maximum annual per person compensation limits under the Company's 2006 Long-Term Incentive Plan (Item 4). Your shares would therefore be considered "broker non-votes" with respect to these proposals.

Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

The Company’s Third Amended and Restated Bylaws (the "Bylaws") provide that the election of directors (Item 1) shall be decided by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting, unless, as of the tenth day preceding the date that the Company first distributes its proxy materials for the Annual Meeting, the number of nominees exceeds the number of directors to be elected at the Annual Meeting, in which case the directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting. In order for a director nominee to be elected by the affirmative vote of a majority of the votes cast, the number of votes cast "For" the nominee must exceed the number of votes cast "Against" the nominee. Abstentions and broker non-votes will not be counted as votes cast either "For" or "Against" any nominee for director and will have no effect on the outcome of the vote for directors.

Ratification of the selection of the Company’s independent registered public accounting firm (Item 2) requires the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal. Because record holders have discretion to vote your shares on this proposal, there will be no broker non-votes.

The advisory vote to approve named executive officer compensation (Item 3) and the vote to reapprove the eligible employees, business criteria and maximum annual per person compensation limits under the Company's 2006 Long-Term Incentive Plan (Item 4) require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on these proposals and will have the same effect as a vote "Against" the proposals. Broker non-votes will have no effect on the outcome of the vote on these proposals. While the advisory vote to approve named executive officer compensation is required by law, it will not be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation and Management Development Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

Default Voting. A Proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the Proxy. If you properly complete and submit a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•	FOR the election of the eight persons named in this Proxy Statement as the Board’s nominees for election as directors.

•	FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2014.

•FOR the advisory vote to approve named executive officer compensation.

•
FOR reapproval of the eligible employees, business criteria and maximum annual per person compensation limits under the Company's 2006 Long-Term Incentive Plan for purposes of Section 162(m) of the Code.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

PARTICIPANTS IN THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

Participants in the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the "401(k) Plan") who have shares of common stock credited to their plan account as of the record date will have the right to direct the 401(k) Plan trustee how to vote those shares. The trustee will vote the shares in a participant's 401(k) Plan account in accordance with the participant's instructions or, if no instructions are received prior to 4:00 p.m., Central Time on May 25, 2014, the shares credited to that participant's account will be voted by the trustee in the same proportion as it votes shares for which it did receive timely instructions. Information as to how participants voted the shares credited to their 401(k) Plan account will not be disclosed to the Company.

If a participant holds common stock outside of the 401(k) Plan, the participant will need to vote those shares separately.

ITEM ONE
ELECTION OF DIRECTORS

The Company currently has a classified Board, with directors divided into three classes (Classes I, II and III). At the Company’s 2012 Annual Meeting of Stockholders, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") to provide for the annual election of directors. As approved, the classified board structure is being eliminated over time, so that the terms of the persons nominated for election as Class I and II Directors at this Annual Meeting will expire at the 2015 Annual Meeting of Stockholders, as will the terms of the directors currently serving as Class III Directors. A director will hold office until the expiration of his or her term and until the director’s successor is elected and qualified or until the director’s earlier resignation or removal. The Board has nominated the following individuals for election as directors:

Class I Director Nominees:
Timothy L. Dove
Stacy P. Methvin
Charles E. Ramsey, Jr.
Frank A. Risch

Class II Directors Nominees:
Edison C. Buchanan
Larry R. Grillot
J. Kenneth Thompson
Jim A. Watson

Each of the above director nominees is currently serving as a director of the Company. Their biographical information is contained in the "Directors and Executive Officers" section below.

The Company’s Bylaws provide for the election of directors by the majority vote of stockholders in uncontested elections. This means the number of votes cast "For" a nominee’s election must exceed the number of votes cast "Against" such nominee’s election in order for him or her to be elected to the Board. As a condition to being nominated, each nominee for director is required to submit an irrevocable letter of resignation that becomes effective if the nominee does not receive a majority of the votes cast in an uncontested election and the Board decides to accept the resignation. If a nominee who is currently serving as a director does not receive a majority of the votes cast for his or her election, the Board will act on the tendered resignation within 90 days after the date of the certification of the election results. If the resignation is not accepted, the Board will publicly disclose its decision and its primary rationale, and the director will continue to serve as a director until his or her successor is elected and qualified or until his or her earlier resignation or removal. If the Board accepts the resignation, the Board may fill the vacancy in accordance with the Company’s Bylaws or may decrease the size of the Board.

The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board recommends.

The Board unanimously recommends that stockholders vote FOR the election of each of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Nominees

The following table sets forth certain information, as of the date of this Proxy Statement, regarding the Company’s director nominees and other directors who will continue to serve as directors following the Annual Meeting.

Name	Position and Offices	Age
Class I Director Nominees (For term expiring at the 2015 Annual Meeting)
Timothy L. Dove	Director; President and Chief Operating Officer	57
Stacy P. Methvin	Director	57
Charles E. Ramsey, Jr	Director	77
Frank A. Risch	Director	71
Class II Director Nominees (For term expiring at the 2015 Annual Meeting)
Edison C. Buchanan	Director	59
Larry R. Grillot	Director	67
J. Kenneth Thompson	Director	62
Jim A. Watson	Director	75
Class III Directors (Term expires at the 2015 Annual Meeting)
Scott D. Sheffield	Chairman of the Board and Chief Executive Officer	61
Andrew F. Cates	Director	43
Phoebe A. Wood	Director	60

In February 2014, Mr. R. Hartwell Gardner, a director of the Company since 1997, notified the Board that he did not wish to be nominated for re-election to the Board at the Annual Meeting, and Mr. Thomas D. Arthur, a director of the Company since 2009, notified the Board of his intention to retire as a director effective as of the Annual Meeting.

Set forth below is biographical information about each of the director nominees and other directors who will continue to serve as directors following the Annual Meeting.

Edison C. Buchanan. Mr. Buchanan became a Director of the Company in 2002. Mr. Buchanan received a Bachelor of Science degree in Civil Engineering from Tulane University in 1977 and a Master of Business Administration in Finance and International Business from Columbia University Graduate School of Business in 1981. From 1981 to 1997, Mr. Buchanan was a Managing Director of various groups in the Investment Banking Division of Dean Witter Reynolds in their New York and Dallas offices. In 1997, Mr. Buchanan joined Morgan Stanley Dean Witter as a Managing Director in the Real Estate Investment Banking group. During 2000, Mr. Buchanan served as Managing Director and head of the domestic Real Estate Investment Banking Group of Credit Suisse First Boston. Mr. Buchanan also served on the Board of Directors of MFA Financial, Inc. from March 2004 through May 2011. The Board believes that Mr. Buchanan is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his financial education, his extensive experience of over twenty years in investment banking, and his management experience as a senior executive with a large institution.

Andrew F. Cates. Mr. Cates became a Director of the Company in June 2009. Mr. Cates earned a Bachelor of Business Administration in Finance at the University of Texas at Austin. He is the Managing Member of Value Acquisition Fund and Chief Executive Officer of RVC Outdoor Destinations, a developer and operator of outdoor resorts.  Mr. Cates has acquired and asset managed commercial real estate throughout the United States within various entities, including Value Acquisition Fund, an acquisition, development, and asset management company that he founded in 2004.  After starting his career in Dallas, Texas with Crow Family Holdings and Viceroy Investments, he became the Project Developer and founding Board Chairman of Soulsville, one of the largest inner city revitalization projects in the United States. In 2000, he began working with a team of civic and business leaders that attracted the Vancouver Grizzlies NBA franchise to Memphis, Tennessee in 2001. Mr. Cates serves on the boards of The Soulsville Foundation and Myelin Repair Foundation. The Board believes that Mr. Cates is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his senior executive experience and experience in business operations and asset management, as well as evaluating investments.

Timothy L. Dove. Mr. Dove became a Director of the Company in May 2013 and has served as the Company’s President and Chief Operating Officer since December 2004. He held the positions for the Company of Executive Vice President and Chief Financial Officer from February 2000 to November 2004 and Executive Vice President - Business Development from August 1997 to January 2000. Mr. Dove earned a Bachelor of Science degree in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his Master of Business Administration in 1981 from the University of Chicago. Mr. Dove also served as President and Chief Operating Officer of Pioneer Natural Resources GP LLC ("Pioneer GP"), the general partner of Pioneer Southwest Energy Partners L.P. ("Pioneer Southwest"), which was a majority-owned subsidiary of the Company, from June 2007 through the Company’s acquisition of Pioneer Southwest in December 2013. Mr. Dove joined Parker & Parsley Petroleum Company, a predecessor of the Company (together with its predecessor companies, "Parker & Parsley"), in 1994 as a Vice President and was promoted to Senior Vice President - Business Development in October 1996, in which position he served until the Company’s formation in August 1997. Before joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp and its successor, Maxus Energy Corp., in various capacities in international exploration and production, marketing, refining, and planning and development. The Board believes that Mr. Dove is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his role as President and Chief Operating Officer of the Company, his experience as the former Chief Financial Officer of the Company, his educational background and work experience in petroleum engineering, his deep knowledge of the Company resulting from his long tenure with the Company and its predecessor, and his extensive knowledge of the energy industry.

Larry R. Grillot. Dr. Grillot became a Director of the Company in July 2013. Dr. Grillot graduated from Mississippi State University with a Bachelor of Science degree in Physics and then earned master’s and doctoral degrees in geological sciences from Brown University. Dr. Grillot is dean of the Mewbourne College of Earth and Energy at the University of Oklahoma, a position he has held since 2006. He also is a member of the American Association of Petroleum Geologists, the Society of Exploration Geophysicists and the Society of Petroleum Engineers. Prior to his role at the University of Oklahoma, from 1973 until his retirement in 2003, Dr. Grillot worked for Phillips Petroleum Company in a variety of technical and managerial positions in exploration and production, including Manager of E&P Technology and Services, Upstream Technology and Project Development, Manager of International Exploration, President and Region Manager for Phillips Petroleum Canada Limited and Manager of E&P Planning. The Board believes that Dr. Grillot is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his extensive technical experience as a geophysicist and his senior executive experience with a major integrated oil company.

Stacy P. Methvin. Ms. Methvin became a Director of the Company in July 2013. Ms. Methvin graduated from Princeton University with a Bachelor of Arts degree in Geological and Geophysical Sciences. From 2011 until her retirement in 2012, Ms. Methvin was Vice President, Refining Margin Optimization of Shell Oil Company ("Shell"), and from 2009 until 2010, she was Vice President, Global Distribution of Shell. Ms. Methvin also held various other operational and management roles in the upstream, downstream and chemical businesses during her tenure at Shell and its subsidiaries that began in 1979, including President, Shell Louisiana E&P Company, President, Shell Deer Park Refining Company, President Shell Pipeline Company LP, President, Shell Chemical LP, Vice President, Strategy and Portfolio for the downstream business. She also serves on the board of the Houston Zoo and is a member of the finance committee of the Board of Memorial Hermann Hospital System, the Chair of the San Jacinto Girl Scout Council and a trustee for the Springside Chestnut Hill Academy in Philadelphia. She has been an appointee on the Louisiana Governor’s Commission for Coastal Restoration and Protection since 2003. The Board believes that Ms. Methvin is qualified to serve on the Board based on her experience and education, as summarized above, and particularly, her extensive executive experience in upstream, downstream and chemical businesses with a major integrated oil company.

Charles E. Ramsey, Jr. Mr. Ramsey became a Director of the Company in August 1997. Mr. Ramsey is a graduate of the Colorado School of Mines with a Petroleum Engineering degree and a graduate of the Smaller Company Management program at the Harvard Graduate School of Business Administration. Mr. Ramsey served as a Director of Parker & Parsley from October 1991 until August 1997. From June 1958 until June 1986, he held various engineering and management positions in the oil and gas industry and, for six years before October 1991, he was a Senior Vice President in the Corporate Finance Department of Dean Witter Reynolds Inc. in its Dallas, Texas office. His industry experience includes 12 years of senior management experience with May Petroleum Inc. in the positions of President, Chief Executive Officer and Executive Vice President. Mr. Ramsey is also a former director of MBank Dallas, the Dallas Petroleum Club and Lear Petroleum Corporation. The Board believes that Mr. Ramsey is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his educational background in petroleum engineering and advanced degree in management, his deep knowledge of the Company resulting from his long tenure with the Company and its predecessor, his financial experience in the investment banking industry and his extensive knowledge of the energy industry through education as well as a career of over 25 years in operational and executive positions with oil and gas companies.

Frank A. Risch.  Mr. Risch became a director of the Company in August 2005. Mr. Risch holds a Bachelor of Science degree in Business Administration from Pennsylvania State University and a Master of Science degree in Industrial Administration from Carnegie Mellon University. Mr. Risch joined Exxon Corporation in 1966 as a financial analyst in New York and subsequently held various positions in finance, planning, marketing and general management with Exxon and its operating affiliates in the U.S. and abroad for nearly 38 years. Mr. Risch retired in July 2004 as Vice President and Treasurer (and principal financial officer) of Exxon Mobil Corporation. Mr. Risch currently serves on the Board of Directors of the general partner of Susser Petroleum Partners LP, a master limited partnership engaged primarily in the wholesale motor fuel distribution business, and is a member of the Business Board of Advisors of the Tepper School of Business at Carnegie Mellon University. He is active in civic and community organizations, serving as Immediate Past Chairman and Life Trustee of the Board of the Dallas Theater Center; Chairman of the Board of Communities Foundation of Texas; and member of the Boards of the ATT Performing Arts Center, Dallas CASA (Court Appointed Special Advocates) and the Dallas Holocaust Museum. He is a member of Financial Executives International. The Board believes that Mr. Risch is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his extensive experience as an employee and executive in the oil and gas industry for almost 40 years, including his role, at the time of his retirement, as principal financial officer of Exxon Mobil Corporation.

Scott D. Sheffield. Mr. Sheffield has held the position of Chief Executive Officer for the Company since August 1997 and assumed the position of Chairman of the Board of Directors for the Company in August 1999. He was President of the Company from August 1997 to November 2004. Mr. Sheffield is a distinguished graduate of The University of Texas with a Bachelor of Science degree in Petroleum Engineering. Mr. Sheffield also served as Chief Executive Officer and Director of Pioneer GP from June 2007 and Chairman of the Board of Pioneer GP from May 2008 through the Company’s acquisition of Pioneer Southwest in December 2013. He was the Chairman of the Board of Directors and Chief Executive Officer of Parker & Parsley from January 1989 until the Company was formed in August 1997. Mr. Sheffield joined Parker & Parsley as a petroleum engineer in 1979, was promoted to Vice President - Engineering in September 1981, was elected President and a Director in April 1985, and became Parker & Parsley’s Chairman of the Board and Chief Executive Officer in January 1989. Before joining Parker & Parsley, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company. Mr. Sheffield also serves as a director of Santos Limited, an Australian exploration and production company. The Board believes that Mr. Sheffield is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his role as Chief Executive Officer of the Company, his educational background and work experience in petroleum engineering, his deep knowledge of the Company resulting from his long tenure with the Company and its predecessor, and his extensive knowledge of the energy industry.

J. Kenneth Thompson. Mr. Thompson became a Director of the Company in August 2011. He received a Bachelor of Science degree in Petroleum Engineering from Missouri University of Science & Technology. He has served as the President and Chief Executive Officer of Pacific Star Energy LLC, a privately held oil and gas investment firm in Alaska, since September 2000, and as Managing Director of Alaska Venture Capital Group LLC, a privately held oil and gas exploration company in which Pacific Star Energy LLC owns an interest, from December 2004 to December 2012. Mr. Thompson’s experience includes serving as Executive Vice President of Atlantic Richfield Company’s ("ARCO") Asia Pacific oil and gas operating companies in Alaska, California, Indonesia, China and Singapore from 1998 to 2000, and President and Chief Executive Officer of ARCO Alaska, Inc., the parent company’s oil and gas producing division based in Anchorage, from June 1994 to January 1998. He also served as executive head of ARCO’s oil and gas research and technology center from 1993 to 1994. Mr. Thompson also serves as a director of Coeur d'Alene Mines Corporation, a company engaged in the operation, ownership, development and exploration of silver and gold mining property, Alaska Air Group, Inc., a holding company for Alaska Airlines and Horizon Air Industries, and Tetra Tech, Inc., an engineering consulting firm. The Board believes that Mr. Thompson is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his educational background in petroleum engineering and his senior executive experience with a major integrated oil company, including the role of chief executive officer, which bring to the Board significant leadership, risk management, operations, strategic planning, engineering, environmental, safety and regulatory experience.

Jim A. Watson. Mr. Watson became a Director of the Company in September 2004. He earned a Bachelor of Arts degree from The University of Texas in 1962 and graduated, with honors, from The University of Texas School of Law in 1964. Mr. Watson has served as Senior Counsel for the law firm of Carrington, Coleman, Sloman, & Blumenthal, L.L.P. in Dallas, Texas since June 2003. Before then, he was a partner at the law firm of Vinson & Elkins L.L.P. in Dallas, Texas. From 1987 to 1995, he held the position of Adjunct Professor at The University of Texas School of Law, and from 2000 to 2004, Mr. Watson was Chairman of the Advisory Board of the Clement Center for Southwestern Studies at Southern Methodist University, on which he continues as a member. Since 1989, Mr. Watson has been included in The Best Lawyers in America. The Board believes that Mr. Watson is qualified to serve on the Board based on his experience and education, as summarized above, and particularly, his education in the law and his extensive experience of over 40 years as a corporate attorney.

Phoebe A. Wood. Ms. Wood became a Director of the Company in July 2013. Ms. Wood graduated from Smith College with an A.B. degree in Psychology and then earned a Master of Business Administration from the University of California Los Angeles. Since 2008, Ms. Wood has been a principal at CompaniesWood, a consulting firm specializing in early stage investments. She was Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a diversified consumer products manufacturer, from 2001 to 2006, and Vice Chairman and Chief Financial Officer from 2006 to 2008. Prior to Brown-Forman Corporation, Ms. Wood was Vice President, Chief Financial Officer and a Director of Propel Corporation (a subsidiary of Motorola) from 2000 to 2001. Previously, Ms. Wood served in various capacities during her tenure at ARCO from 1976 to 2000. Ms. Wood currently serves on the Boards of Directors of Coca-Cola Enterprises Inc., a major bottler and distributor of Coca-Cola products, Invesco Ltd., a global investment management company, and Leggett & Platt, Incorporated, a diversified manufacturer, as well as on the boards of trustees for the University of Louisville, the Gheens Foundation and the American Printing House for the Blind. The Board believes that Ms. Wood is qualified to serve on the Board based on her experience and education, as summarized above, and particularly, her extensive experience as a financial executive, including in the oil and gas industry, and her experience on the boards and audit committees of a number of public companies.

Executive Officers

The following table sets forth certain information, as of the date of this Proxy Statement, regarding the Company’s executive officers. All of the Company’s executive officers serve at the discretion of the Board. There are no family relationships among any of the Company’s directors or executive officers.

Name	Position	Age
Scott D. Sheffield	Chairman of the Board and Chief Executive Officer	61
Timothy L. Dove	President and Chief Operating Officer	57
Mark S. Berg	Executive Vice President, Chief of Staff and Assistant Secretary	55
Chris J. Cheatwood	Executive Vice President, Business Development and Geoscience	53
Richard P. Dealy	Executive Vice President and Chief Financial Officer	48
William F. Hannes	Executive Vice President, Southern Wolfcamp Operations	54
Danny L. Kellum	Executive Vice President, Permian Operations	59
Margaret M. Montemayor	Vice President and Chief Accounting Officer	36

The biographical information for Messrs. Sheffield and Dove may be found above under "Directors and Nominees."

Mark S. Berg. Mr. Berg was elected the Company’s Executive Vice President, Chief of Staff and Assistant Secretary in January 2014, and prior to that served as Executive Vice President and General Counsel since April 2005. Mr. Berg also served as Executive Vice President, General Counsel and Assistant Secretary of Pioneer GP from June 2007 through the Company’s acquisition of Pioneer Southwest in December 2013. Prior to joining the Company, Mr. Berg served as Executive Vice President, General Counsel and Secretary of American General Corporation, a Fortune 200 diversified financial services company, from 1997 through 2002. Subsequent to the sale of American General to American International Group, Inc., Mr. Berg joined Hanover Compressor Company as Senior Vice President, General Counsel and Secretary. He served in that capacity from May 2002 through April 2004. Mr. Berg began his career in 1983 with the Houston-based law firm of Vinson & Elkins L.L.P. He was a partner with the firm from 1990 through 1997. Mr. Berg graduated Magna Cum Laude and Phi Beta Kappa with a Bachelor of Arts degree from Tulane University in 1980. He earned his Juris Doctorate with honors from The University of Texas Law School in 1983.

Chris J. Cheatwood. Mr. Cheatwood was elected the Company’s Executive Vice President, Business Development and Geoscience in November 2011. Mr. Cheatwood had previously served the Company as Executive Vice President, Business Development and Technology since February 2010, as Executive Vice President, Geoscience from November 2007 until February 2010, as Executive Vice President - Worldwide Exploration from January 2002 until November 2007, as Senior Vice President – Worldwide Exploration from December 2000 to January 2002, and as Vice President - Domestic Exploration from July 1998 to December 2000. Mr. Cheatwood also served as an Executive Vice President of Pioneer GP from June 2007 through the Company’s acquisition of Pioneer Southwest in December 2013. Before joining the Company, Mr. Cheatwood spent ten years with Exxon Corporation. Mr. Cheatwood is a graduate of the University of Oklahoma with a Bachelor of Science degree in Geology and earned his Master of Science degree in Geology from the University of Tulsa.

Richard P. Dealy. Mr. Dealy was elected the Company’s Executive Vice President and Chief Financial Officer in November 2004. Mr. Dealy held positions for the Company as Vice President and Chief Accounting Officer from February 1998 to November 2004, and Vice President and Controller from August 1997 to January 1998. Mr. Dealy also served as Executive Vice President, Chief Financial Officer, Treasurer and Director of Pioneer GP from June 2007 through the Company’s acquisition of Pioneer Southwest in December 2013. Mr. Dealy joined Parker & Parsley in July 1992 and was promoted to Vice President and Controller in 1996, in which position he served until August 1997. He is a Certified Public Accountant, and before joining Parker & Parsley, he was employed by KPMG LLP. Mr. Dealy graduated with honors from Eastern New Mexico University with a Bachelor of Business Administration degree in Accounting and Finance.

William F. Hannes. Mr. Hannes was elected the Company’s Executive Vice President, Southern Wolfcamp Operations in February 2013. Mr. Hannes had previously served the Company as Executive Vice President, South Texas Operations since February 2010, Executive Vice President, Business Development from December 2007 to February 2010, and Executive Vice President - Worldwide Business Development from November 2005 to December 2007. Mr. Hannes joined Parker & Parsley in July 1997 as Director of Business Development, and continued to serve the Company in this capacity after the Company's formation in August 1997 until he was promoted to Vice President – Engineering and Development in June 2001, which position he held until November 2005. Prior to joining Parker & Parsley, Mr. Hannes held engineering positions with Mobil Corporation and Superior Oil Company. He graduated from Texas A&M University in 1981 with a Bachelor of Science degree in Petroleum Engineering.

Danny L. Kellum. Mr. Kellum was elected the Company’s Executive Vice President - Permian Operations in February 2010. Mr. Kellum had previously served the Company as Executive Vice President - Domestic Operations since May 2000, and as Vice President - Domestic Operations from August 1999 until May 2000, and Vice President - Permian Division from August 1997 until December 1999. Mr. Kellum also served as an Executive Vice President from June 2007, and director from June 2009, of Pioneer GP through the Company’s acquisition of Pioneer Southwest in December 2013. Mr. Kellum joined Parker & Parsley as an operations engineer in 1981 after a brief career with Mobil Oil Corporation, and his service with Parker & Parsley included serving as Spraberry District Manager from 1989 until 1994 and as Vice President of the Spraberry and Permian Division until August 1997. He received a Bachelor of Science degree in Petroleum Engineering from Texas Tech University in 1979.

Margaret M. Montemayor. Ms. Montemayor was elected the Company’s Vice President and Chief Accounting Officer effective March 2014. Ms. Montemayor had previously served the Company as Vice President and Corporate Controller since January 2014, Corporate Controller from April 2012 to December 2013, and Director of Technical Accounting and Financial Reporting from June 2010 to March 2012. Prior to joining the Company, Ms. Montemayor served as Manager at PricewaterhouseCoopers LLP since June 2006. Ms. Montemayor graduated from St. Mary’s University in San Antonio, Texas with a Bachelor of Business Administration degree in Accounting and a Master of Business Administration.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board held thirteen meetings during 2013, and its independent directors met in executive session four times during 2013. During 2013, each of the directors attended at least 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which that director served.

The Board has three standing committees: the Audit Committee, the Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee. The Board has also formed ad hoc committees to assist the Board in overseeing the Company’s activities in the areas of health, safety and environmental and proved reserves.

Audit Committee. Information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report" included herein and also in the "Audit Committee Charter" that is posted on the Company's website at www.pxd.com. The members of the Audit Committee are Messrs. Gardner (Chairman), Arthur, Risch and Watson, Dr. Grillot and Ms. Wood. The Audit Committee held nine meetings during 2013.

Compensation and Management Development Committee. The Board has established the Compensation and Management Development Committee (the "Compensation Committee") to assist the Board with its responsibilities relating to executive compensation and management development and succession, including among other duties:

•	reviewing and approving the compensation of the Company’s executive officers, including the individual elements of the total compensation of the Chief Executive Officer ("CEO");

•	monitoring the Company’s overall employee compensation and benefits philosophy and strategy;

•	administering the Company’s employee and executive benefit plans;

•	periodically reviewing and recommending to the full Board total compensation for each non-employee director for services as a member of the Board and its committees;

•	overseeing the Company’s succession planning for the CEO and other executive officers;

•	overseeing the Company’s management development activities; and

•	conducting an annual review of the CEO’s performance and discussing the CEO’s review of the other executive officers’ performance.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company's management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine. Additional information regarding the functions performed by the Compensation Committee is set forth in the Compensation Committee’s Charter, which is posted on the Company's website at www.pxd.com.

The Senior Vice President, Administration and Risk Management of the Company, or such other officer as may from time to time be designated by the Compensation Committee, acts as the management liaison to the Compensation Committee and works with the Compensation Committee chairperson to prepare an agenda for regularly scheduled meetings. The Compensation Committee chairperson makes the final decision regarding the agenda for regularly scheduled meetings and develops the agenda for special meetings based on the information supplied by the persons requesting the special meeting. The CEO makes recommendations to the Compensation Committee regarding the compensation of other executive officers and provides information to the Compensation Committee regarding the executive officers' performance; however, the Compensation Committee makes all final decisions regarding the executive officers' compensation.

The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation. The Compensation Committee has sole authority to approve the consultant's fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants. During 2013, the Compensation Committee engaged the services of Meridian Compensation Partners LLC ("Meridian"). The terms of Meridian’s engagement are set forth in an engagement agreement that provides, among other things, that Meridian is engaged by, and reports only to, the Compensation Committee and will perform the compensation advisory services requested by the Compensation Committee. Among the services Meridian performed were apprising the Compensation Committee of compensation-related trends, developments in the marketplace and industry best practices; informing the Compensation Committee of compensation-related regulatory developments; providing peer group survey data to establish compensation ranges for the various elements of executive compensation; providing an evaluation of the competitiveness of the Company's executive compensation and benefits programs; assessing the relationship between executive pay and performance; advising on the design of the Company's incentive compensation programs, including metric selection and target setting and the design and administration of the Company's performance unit award program; advising the Compensation Committee on director compensation; and providing such additional reports and analyses as requested by the Compensation Committee from time to time. Meridian does not provide any services to the Company other than its services to the Compensation Committee. The Compensation Committee has assessed the independence of Meridian pursuant to applicable SEC and NYSE rules and concluded that Meridian’s work for the Compensation Committee does not raise any conflict of interest.

The members of the Compensation Committee are Messrs. Buchanan (Chairman), Cates, Ramsey and Thompson, and Ms. Methvin. The Compensation Committee held five meetings during 2013.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board in evaluating potential new members of the Board, recommending committee members and structure, and advising the Board about corporate governance practices. Additional information regarding the functions performed by the Nominating and Corporate Governance Committee is set forth in the "Corporate Governance" section included herein and also in the "Nominating and Corporate Governance Committee Charter" that is posted on the Company's website at www.pxd.com. The members of the Nominating and Corporate Governance Committee are Messrs. Ramsey (Chairman), Arthur, Buchanan, Cates, Gardner, Risch, Thompson and Watson, Dr. Grillot, and Mses. Methvin and Wood. The Nominating and Corporate Governance Committee held three meetings during 2013.

COMPENSATION OF DIRECTORS

2013 Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors during 2013.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards (1) ($) (c)	All Other Compensation (2) ($) (g)	Total ($) (h)
Current Directors
Thomas D. Arthur(3)	$25,052	$254,909	$1,384	$281,345
Edison C. Buchanan	$25,106	$271,846	$1,536	$298,488
Andrew F. Cates	$25,052	$254,909	$2,317	$282,278
R. Hartwell Gardner(3)	$25,106	$271,846	$2,104	$299,056
Larry R. Grillot (4)	$12,545	$328,908	$1,598	$343,051
Stacy P. Methvin (4)	$12,545	$328,908	$474	$341,927
Charles E. Ramsey, Jr.	$25,100	$283,185	$-	$308,285
Frank A. Risch	$25,052	$254,909	$1,323	$281,284
J. Kenneth Thompson	$25,052	$254,909	$2,971	$282,932
Jim A. Watson	$25,052	$254,909	$4,805	$284,766
Phoebe A. Wood (4)	$12,545	$328,908	$-	$341,453
Former Directors
Andrew D. Lundquist (5)	$-	$-	$-	$-
Scott J. Reiman (5)	$-	$-	$-	$-
___________

(1)
Stock awards represent the aggregate grant date fair value attributable to restricted stock unit ("RSU") awards granted in 2013, determined in accordance with Financial Accounting Standards Board of Accounting Standards Codification Topic 718 ("FASB ASC 718"). Accordingly, the Company valued its RSU awards based on the market-quoted closing price of the Company's common stock on the last trading day prior to the grant date of the awards. Additional detail regarding the Company's share-based awards is included in Note H of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the Company's Annual Report on Form 10-K for the year ended December 31, 2013. Aggregate director stock awards for which restrictions had not lapsed as of December 31, 2013, totaled (i) 888 shares for Messrs. Arthur, Cates, Risch, and Watson; (ii) 947 shares for Messrs. Buchanan and Gardner; (iii) 1,750 shares for Dr. Grillot and Mses. Methvin and Wood; (iv) 987 shares for Mr. Ramsey; and (v) 1,476 for Mr. Thompson. In accordance with director deferral elections, awards for which restrictions had lapsed but for which share issuance has been deferred as of December 31, 2013 totaled 22,857 shares for Mr. Buchanan, 19,135 shares for Mr. Lundquist, 4,417 shares for Mr. Watson and 375 shares for Ms. Wood. The Company did not issue to the directors any options to purchase the Company's common stock during 2013, and the directors did not hold any unexercised stock options as of December 31, 2013.

(2)	All other compensation includes certain travel and entertainment costs of directors and travel and entertainment costs of directors' spouses.

(3)
In February 2014, Mr. Arthur notified the Board of his intention to retire as a director effective as of the Annual Meeting, and Mr. Gardner notified the Board that he did not wish to be nominated for re-election to the Board at the Annual Meeting.

(4)	Dr. Grillot and Mses. Methvin and Wood joined the Board in July 2013.

(5)	Messrs. Lundquist and Reiman resigned as directors of the Company in February 2013. They did not receive any compensation in 2013.

General

The elements of compensation for the Company’s non-employee directors for the 2013-2014 director year, which began as of the 2013 Annual Meeting, are as follows:

•	Each non-employee director received a cash annual base retainer fee of $50,000.

•	Each non-employee director received an annual grant of RSUs, valued at $225,000.

•
The Lead Director received an additional annual retainer of $25,000, and the chairmen of the Audit Committee and the Compensation Committee each received an additional annual retainer of $15,000, in each case, payable in the form of RSUs.

During 2013, prior to the start of the 2013-2014 director year, the elements of compensation for the Company’s non-employee directors were as follows:

•	Each non-employee director received an annual base retainer fee of $50,000, all of which was payable in the form of RSUs.

•	Each non-employee director received an annual grant of RSUs, valued at $200,000.

•	The Lead Director and the chairmen of the Audit Committee and the Compensation Committee each received an additional annual retainer of $15,000, all of which was payable in the form of RSUs.

All of the RSUs received in payment of directors' fees vest quarterly on a pro rata basis during the director year, and the price that is used to calculate the number of RSUs granted is based on an average of the closing stock prices over the 30 trading days prior to the date of the annual meeting of stockholders. The vesting of ownership and the lapse of transfer restrictions on RSUs awarded to non-employee directors is accelerated in the event of the death or disability of the director or a change in control of the Company.

Unless a deferral election is made, RSUs are paid in shares of the Company’s common stock promptly following the vesting date. Non-employee directors may elect to defer settlement of their RSUs until the earliest to occur of (i) their death, (ii) a change in control, (iii) a date certain, or (iv) the one-year anniversary of their retirement, resignation, or removal from the Board.

In July 2013, in connection with their initial election to the Board, each of Dr. Grillot and Mses. Methvin and Wood received grants of (i) RSUs valued at $168,750 as the pro rata portion of the normal annual grant of RSUs for directors, and (ii) RSUs valued at $150,000 as a one-time grant. The RSUs covered by these one-time grants are subject to vesting and transfer restrictions that lapse with respect to one third of the shares each year following the grant over a three year period. Retirement before the third anniversary of the grant results in pro rata vesting based on the number of quarterly meetings remaining in the three-year vesting period, and vesting is accelerated in full in the event of the death or disability of the director or a change in control of the Company.

Additionally, each non-employee director is provided information technology support by the Company and is also reimbursed for travel expenses to attend meetings of the Board or its committees, director education, seminars and trade publications. No additional fees are paid for attendance at Board or committee meetings. In addition, in those instances when a director’s spouse accompanies the director to Board meetings or director education seminars, the Company reimburses the spouse’s travel and related expenses. Mr. Sheffield, the Company's CEO, and Mr. Dove, the Company’s President and Chief Operating Officer, do not receive additional compensation for serving on the Board.

Stock Ownership Guidelines for Non-Employee Directors

To support the Company's commitment to significant stock ownership, the Company has established an ownership guideline that non-employee directors own stock with a value equal to at least ten times the cash annual base retainer fee of $50,000. The non-employee directors have three years after joining the Board to meet this guideline. In evaluating compliance by directors with the stock ownership guidelines, the Compensation Committee has established procedures to minimize the effect of stock price fluctuations on the deemed value of the individual's holdings. All non-employee directors are in compliance with this ownership guideline.

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to explain the Compensation Committee’s philosophy for determining the compensation program for the Company’s CEO, Chief Financial Officer and three other most highly compensated executive officers for 2013 (the "NEOs") and to discuss how the 2013 compensation package for these executives was determined. Following this discussion are tables that include compensation information for the NEOs. The NEOs for 2013 are as follows:

•	Scott D. Sheffield, Chairman of the Board and Chief Executive Officer;

•	Timothy L. Dove, President and Chief Operating Officer;

•	Mark S. Berg, Executive Vice President, Chief of Staff (prior to January 2014, Mr. Berg served as Executive Vice President and General Counsel);

•	Chris J. Cheatwood, Executive Vice President, Business Development and Technology; and

•	Richard P. Dealy, Executive Vice President and Chief Financial Officer.

Executive Summary

Company Compensation Philosophy

The Company’s executive compensation program is designed to emphasize "pay for performance." The three main components of the executive compensation program, each of which is targeted at the median level of the Company’s peer group, are:

•	Base salary – fixed cash compensation component

•	Annual cash bonus incentive award – variable cash payout based on Company and individual performance

•
Long-term incentive plan awards - variable stock-based payout based on the performance of the Company’s common stock over a three-year period, with the opportunity to realize substantially more or less than the initial award

Company Performance

The Compensation Committee believes that the Company’s performance in 2013 was the best in its history. Highlights of the Company’s performance included:

•	In the Company’s Permian Basin area:

•
Demonstrated the prospectivity of the 600,000-acre northern portion of the Company’s Spraberry/Wolfcamp Shale position. The Company’s drilling program included wells with record initial production rates in the Wolfcamp B and D intervals, demonstrating the potential for significantly increasing proved reserves as the Company carries out its strategy.

•
Successfully closed a joint interest transaction with Sinochem Petroleum USA LLC ("Sinochem"), a U.S. subsidiary of the Sinochem Group, to accelerate development of the horizontal Wolfcamp play in the southern portion of the Company’s acreage position. The Company sold 40 percent of its interest in approximately 207,000 net acres leased by the Company in the horizontal Wolfcamp Shale play for total consideration of $1.8 billion, receiving net cash proceeds of $624 million, with Sinochem paying the remaining $1.2 billion of the transaction price by carrying 75 percent of the Company’s portion of ongoing drilling and facilities costs attributable to joint operations.

•	In the Company’s Eagle Ford Shale area:

•	Achieved record production in the fourth quarter as a result of continued strong drilling performance.

•	Added approximately 300 drilling locations in the liquids-rich area of the play as a result of downspacing.

•	Grew average production from continuing operations by 12% compared to 2012, driven by strong production growth in the liquids-rich Spraberry/Wolfcamp and the Eagle Ford Shale plays.

•
Added proved reserves totaling 141 million barrels oil equivalent ("MMBOE") from discoveries, extensions, improved recovery and technical revisions of previous estimates, or 211% of full-year production (excluding the reduction of 319 MMBOE of proved undeveloped ("PUD") reserves associated with vertical wells that are no longer expected to be drilled due to the decision to focus on drilling horizontal wells, and an increase of 30 MMBOE due to positive price revisions). The additions to proved reserves were primarily driven by the continued successful execution of the Company’s horizontal drilling programs in the Spraberry/Wolfcamp Shale and the Eagle Ford Shale.

•
Significantly improved the Company’s financial flexibility through the successful execution of an equity offering, which raised $1.3 billion to fund the acceleration of horizontal appraisal drilling in the northern portion of the Company’s Spraberry/Wolfcamp acreage. The Company also maintained its investment grade ratings.

•	Protected margins through attractive oil and gas derivative positions.

•
Instituted a "Drive to Zero" program setting the strategic direction, combined with establishing safety principles and policies, in order to reach a zero –injury and –incident workplace; the Company's Occupational Safety and Health Administration ("OSHA") recordable injury rates and lost time accident rates for 2013 dropped substantially from 2012 rates, and lost time accident rates were at a seven year low.

•
Further enhancing the Company’s focus on operating in a manner that respects the environment and protects people, completed the establishment of three separate departments, staffed with highly qualified professionals, focusing on the Company’s safety, environment and sustainable development initiatives.

The Company’s stock recorded another strong performance in 2013, with the Company’s stock price outperforming the average of the 11-company peer group used with respect to the Company’s 2013 performance unit award grants by 43 percentage points. See "— Elements of the Company’s Compensation Program—Long-Term Equity Incentives" for more information regarding this peer group. For 2013, Pioneer was the top performing energy stock and the 42nd best performer overall in the Standard & Poor’s 500 Index, and over the five-year period covering 2009 through 2013, the Company was the top performing energy stock and the seventh best performer overall in the Standard & Poor’s 500 Index. The Compensation Committee believes the catalyst for these results was the leadership, vision and hard work of the executive team and the dedication of the Company’s employees. See "— Executive Compensation Philosophy—Benchmarking" for more information regarding the Company’s peer group.

The following charts compare the Company’s cumulative total stockholder return on the Company’s common stock during the one-year, three-year and five-year periods ended December 31, 2013, with cumulative total return during the same period for Company’s peer group average, the Standard & Poor’s Oil and Gas Exploration & Production Index and the Standard & Poor’s 500 Index.

____________
Note: The total shareholder returns for the Company’s common stock and the indices in the chart are based on closing prices as of the first and last days in the periods depicted. The total shareholder returns for the Company’s common stock differ from those reported below with respect to the performance unit awards because the returns for the performance unit awards are based on average closing prices of the Company’s common stock over 60-day periods prior to the first and last days in the applicable periods.

Compensation Actions

The following is a summary of the compensation decisions made by the Compensation Committee for 2013:

•
Base salary - the Compensation Committee set base salaries for the NEOs for 2013 to approximate the median of the peer group for their respective positions, resulting in increases for the NEOs, other than the CEO, as follows:

NEO	Percent Increase
Scott D Sheffield	0%
Richard P. Dealy	9.6%
Mark S. Berg	5.1%
Chris J. Cheatwood	5.1%
Timothy L. Dove	9.2%

The Compensation Committee determined Mr. Sheffield’s base pay was at approximately the median level and, as a result, his base pay was not changed. Mr. Dove’s and Mr. Dealy’s base salaries were well below median and were accordingly increased to be closer to the median level of their respective peers. Mr. Cheatwood’s and Mr. Berg’s base salaries were also increased to a level at approximately the median level of their respective peers.

•	Annual cash bonus incentive award - the Compensation Committee approved the payout level for cash bonuses for 2013 at 250 percent of target to recognize the Company’s and the NEOs’ achievements.

•
    Annual long-term incentive plan awards - in February 2013, the Compensation Committee granted long-term incentive awards valued at approximately the median level of the Company’s peer group, with 50 percent allocated in the form of performance units and 50 percent in the form of restricted stock. (In 2013, the Committee ceased granting stock options, and replaced the stock option component with an additional allocation to performance units.)

The following charts illustrate the various components of the total 2013 annual compensation for the CEO and the other NEOs as a group, and reflect the following: base salary for 2013, annual cash bonus incentive earned for 2013, the grant date fair value for the 2013 annual long-term incentive plan awards and other compensation.

More specific information regarding the Compensation Committee’s compensation decisions and the executive compensation program is contained in the remainder of this Compensation Discussion and Analysis section.

Good Governance and Best Practices

The Compensation Committee continually monitors developing practices in the areas of executive compensation and corporate governance as it relates to compensation. The following are some of the Company’s more significant practices and policies:

•	The Compensation Committee emphasizes long-term performance, with a majority of the NEOs’ total compensation being in the form of long-term incentive awards.

•	The Company maintains significant stock ownership guidelines.

•	The Company has a long-standing practice of granting stock-based compensation awards to substantially all of its employees.

•	The Company does not provide gross-ups for excise taxes on severance or other payments in connection with a change of control.

•	The Company has a policy that prohibits directors, officers and employees from engaging in short sales or in transactions involving derivatives based on the Company’s common stock.

•
The Company has a clawback policy pursuant to which, subject to the conditions of the policy, the Board, or a committee of the Board, has the right to cause the reimbursement by an executive officer of certain incentive compensation if the compensation was predicated upon the achievement of financial results that were subsequently the subject of a required restatement.

•	The Company’s 2006 Long-Term Incentive Plan expressly prohibits repricing of stock options, unless approved by stockholders.

•	All members of the Compensation Committee are independent as defined in the corporate governance listing standards of the NYSE.

•	The Compensation Committee has engaged a compensation consultant that is independent of management and free of conflicts of interest with the Company.

•	The annual cash bonus incentive awards and the performance unit awards are intended to qualify for tax deductibility as "performance-based compensation" under Section 162(m) of the Code.

Executive Compensation Philosophy

Philosophy and Objectives
The Company’s executive compensation program is designed to emphasize "pay for performance" by:

•	providing performance-driven compensation opportunities that attract, retain and motivate executives to achieve optimal results for the Company and its stockholders;

•	aligning compensation with the Company’s short- and long-term business objectives while providing sufficient flexibility to address the unique dynamics of the E&P industry; and

•	emphasizing the use of equity-based compensation to motivate the long-term retention of the Company’s executives and align their interests with those of stockholders.

As an executive’s leadership role expands, and the scope, duties and responsibilities of the executive’s position increases, the Compensation Committee believes a greater portion of total compensation should be performance-driven and have a longer duration and base salary should be a relatively smaller portion of senior executive total compensation. The Committee believes that the majority of an executive’s realized compensation should be driven by the performance of the Company.

Executive Compensation Components
The purpose and components of the Company’s executive compensation program for 2013 are described in the table below.

Compensation Component	Description	Purpose and Philosophy`
Base Salary	Fixed annual cash compensation
•    Provides a stable, fixed element of cash compensation
•    Recognizes and considers the internal value of the position within the Company and the individual’s experience, leadership potential, and demonstrated performance

Annual Cash Bonus Incentive	Performance-based annual cash compensation based on annual performance goals
•    Rewards executives for the achievement of specific annual financial, operating and strategic goals and individual performance
• Allows the Committee to evaluate both objective and subjective considerations when determining final payout amounts
• Emphasizes team performance; however, individual executives may receive bonus payments above the team level if the individual’s performance adds significant value, or below the team level if performance does not meet expectations

Long-Term Incentive, in two components – • Performance Units • Restricted Stock	Performance units - equity compensation with payout based on total stockholder return in relation to peers Restricted stock - equity compensation with time-based, three-year cliff vesting
•    Ensures that realized value to the executive aligns with value delivered to stockholders. Realized value is dependent on Company performance over the long-term (three years), with performance unit payout being dependent on relative total stockholder return against industry peers
• Reinforces executive stock ownership
•    Through a combination of award types, encourages executives to take the proper level of risk in developing and executing the Company’s business plan with a true long-term focus.
• Critical to the Company’s ability to attract, motivate and retain the Company’s key executives

Other Compensation	Health and life insurance, retirement benefits and limited perquisites	• Addresses health and post-retirement welfare of executives and provides certain other limited benefits
In determining compensation components and their design, the Compensation Committee also considers the typical practices of the Company’s direct industry peers. Compensation opportunities approximate the median of the Company’s peers based on values at the date of Committee approval; however, the values ultimately realized by the NEOs are largely based on the Company’s performance.

Role of the Compensation and Management Development Committee. As a part of its oversight of the Company's executive compensation program, the Compensation Committee:

•	administers the Company's executive compensation program;

•	establishes the Company's overall compensation philosophy and strategy; and

•	ensures the NEOs are rewarded appropriately in light of the guiding principles as described in the sections above.

In determining the compensation of the NEOs, other than the CEO, the Compensation Committee considers the evaluation of their performance by the CEO and recommendations of the CEO as to their compensation, but makes all final decisions regarding the NEOs' compensation. In determining the compensation of the CEO, the Committee determines the individual elements of the CEO’s total compensation and benefits; approves specific annual corporate goals and objectives relative to the CEO’s compensation; reviews the CEO’s performance in meeting these corporate goals and objectives; and prior to finalizing compensation for the CEO, reviews the Committee’s intentions with the other independent directors on the Board and receives their input.

The Compensation Committee utilizes tally sheets to review each NEO's total compensation and potential payouts in the event of a change in control and for various employment termination events, including the NEO’s potential "walk-away" benefits. The Committee also reviews historical target and actual compensation levels to determine whether the compensation plan design is meeting the Committee's objectives of providing fair compensation and effective retention.

A further description of the duties and responsibilities of the Compensation Committee can be found in "Meetings and Committees of Directors - Compensation and Management Development Committee."

Role of Management. The Company's Administration and Human Resources Departments assist the Compensation Committee and its independent compensation consultant, Meridian, in gathering the information needed for their respective reviews of the Company's executive compensation program. This assistance includes assembling requested compensation data for the NEOs. As referenced in the section above, the CEO develops pay recommendations for the other NEOs for review and discussion with the Compensation Committee. The Committee, in executive session and without executive officers present, approves the CEO's pay levels.

Role of the Compensation Consultant. For 2013, the Compensation Committee retained Meridian to serve as an independent consultant to the Committee to provide information and objective advice regarding executive and director compensation. All of the decisions with respect to the Company's executive compensation, however, are made by the Committee. The Committee did not direct Meridian to perform its services in any particular manner or under any particular method. The Committee has the final authority to hire and terminate the compensation consultant, and the Committee evaluates the compensation consultant annually. Meridian does not provide any services to the Company other than its role as advisor to the Committee and the Committee has determined that no conflicts of interest exist as a result of the engagement of Meridian. The Committee has retained Meridian as its independent consultant on executive and director compensation for 2014.

Meridian may, from time to time, contact the Company's executive officers for information necessary to fulfill its assignment and may make reports and presentations to and on behalf of the Compensation Committee that the Company's executive officers also receive.

Benchmarking. In conjunction with Meridian, its independent consultant, the Compensation Committee annually benchmarks the competitiveness of its compensation programs to determine how well target and actual compensation levels reflect the Company’s overall philosophy and compare to the external market. Each year the Committee identifies a peer group consisting of independent oil and gas exploration and production companies that have similar operational and capital investment profiles as the Company. The Committee believes these metrics are appropriate for determining peers in this context because these metrics are likely to result in identification of the companies with which the Company should expect to compete for executive talent. Thus, the Committee believes this peer group provides a reasonable point of reference for comparing the compensation of the Company’s executives to others holding similar positions and having similar responsibilities. The Committee's overall objective is to construct a peer group with roughly equal numbers of companies that are larger than and smaller than the Company, primarily taking into consideration the companies’ relative sizes in terms of market capitalization and enterprise value, but also considering total assets and revenue. The Compensation Committee reviews the peer group each year and makes changes as needed.

The Company's benchmarking consists of all components of direct compensation, including base salary, annual cash bonus incentive awards and long-term incentive plan awards. Information gathered from the proxy statements of the peer group companies and Meridian's proprietary databases are reviewed as a part of the benchmarking effort.

For the 2013 compensation decisions, the Compensation Committee used a peer group of 16 companies and grouped those companies into two tiers as follows:

Tier 1 Companies	Market Cap. ($ million) *	Enterprise Value ($ million)*
EOG Resources, Inc.	30,256	34,988
Devon Energy Corporation	24,472	28,030
Noble Energy, Inc.	16,486	20,238
Chesapeake Energy Corporation	12,556	28,898
Southwestern Energy Company	12,142	13,626
Range Resources Corporation	11,353	13,976
Concho Resources Inc.	9,882	12,438
QEP Resources, Inc.	5,628	7,348
Plains Exploration and Production Company	4,834	7,888
Newfield Exploration Company	4,228	7,167

Pioneer	12,845*	15,813*

Tier 2 Companies	Market Cap. ($ million)*	Enterprise Value ($ million)*
Cimarex Energy Co.	5,035	5,688
Whiting Petroleum Corporation	5,573	6,987
Denbury Resources Inc.	6,322	9,272
Continental Resources, Inc.	14,863	17,089
Apache Corporation	33,828	44,932
Anadarko Petroleum Company	34,938	46,976
____________
*As of September 30, 2012.

The tier one companies were selected as companies the Compensation Committee believed were most closely related to the Company in size and operations. The tier two group represents tier one companies plus the next six companies closest in size and operations to the Company. The Committee believes a tiered approach to analyzing benchmarking data provides additional insight to determine the most comparable levels of compensation for each NEO. The Compensation Committee relies primarily on the market survey data of the tier one companies to make its compensation decisions. For 2013, in order to simplify the Committee’s processes, the Committee decided to revise the peer group for benchmarking purposes by organizing the companies into two tiers rather than three, as was the case in 2012. Overall, the peer companies remained primarily the same, except that Petrohawk Energy was removed, since it had been acquired, and Forest Oil Corporation, Quicksilver Resources, Inc. and Ultra Petroleum Corp. were replaced by Continental Resources, Inc., Denbury Resources Inc. and Southwestern Energy Company.

Elements of the Company’s Compensation Program

The following sections describe in greater detail each of the components of the Company's executive compensation program and how the amounts of each element were determined for 2013.

Base Salary

The Compensation Committee initially reviewed with Meridian its base salary survey data and analyzed how effectively the survey data matched each executive’s duties and responsibilities. The Committee determined that Mr. Sheffield’s 2012 base salary was at approximately the survey median level in comparison to the Company’s peer group and did not change his base salary for 2013. Mr. Dove’s and Mr. Dealy’s 2012 base salaries were determined to be well below the median and Mr. Berg’s and Mr. Cheatwood’s base salaries were also determined to be below median, but to a lesser extent. The Compensation Committee set the 2013 base salaries of the NEOs, as follows:

NEO	2012 Base Salary	2013 Base Salary	% Change
Scott D. Sheffield	956,000	956,000	--
Richard P. Dealy	406,000	445,000	9.6
Mark S. Berg	376,000	395,000	5.1
Chris J. Cheatwood	376,000	395,000	5.1
Timothy L. Dove	531,000	580,000	9.2

While the Compensation Committee increased Mr. Dove’s and Mr. Dealy’s base salaries for 2013, their base salaries were not increased all the way to the respective median levels for 2013 because the Committee believed a one year increase of base salary should not exceed ten percent. Mr. Berg’s and Mr. Cheatwood’s base salaries were set at approximately the median level.

Annual Cash Bonus Incentive Program

The annual cash bonus incentive program is implemented as part of the Company’s 2006 Long-Term Incentive Plan and for 2013 was administered as follows:

•	At the beginning of the year, the Compensation Committee:

•
established each NEO’s target bonus level as a percent of the executive’s base salary, with the target bonus level to be near the median level of companies in the Company’s peer group, and each NEO’s maximum award level as 250 percent of the NEO’s target bonus level;

•
established a baseline performance hurdle that must be achieved prior to any payout under the program (the baseline performance hurdle also facilitates the Committee’s intention that the annual cash bonus incentive program qualify for tax deductibility under Section 162(m) of the Code); and

•
worked with senior management to establish operational and financial performance goals, as well as a smaller number of strategic goals and individual goals, for purposes of evaluation of performance following the end of the year.

•	In February 2014, the Committee evaluated the Company’s and the NEOs’ performance for 2013 and determined the actual payout to each NEO.

After reviewing the benchmarking data with Meridian, in February 2013, the Compensation Committee determined that the target bonus levels for Messrs. Sheffield and Dove approximated the median level; however, the market data indicated that the target bonus levels for the other NEOs were below median. As a result, the Committee increased the target bonus percents for Messrs. Dealy, Berg and Cheatwood to approximate the median levels for their positions and set the target bonus levels for 2013 as follows:

NEO	2012 Bonus %	2013 Target Bonus %
Scott D. Sheffield	100	100
Richard P. Dealy	85	100
Mark S. Berg	75	80
Chris J. Cheatwood	75	80
Timothy L. Dove	100	100

The Compensation Committee then worked with senior management to establish strategic and performance goals that the Committee used to evaluate the NEO’s and the Company’s performance. The strategic goals were considered to be critical to positioning the Company for current and future success and the financial and operating performance goals were intended to measure how the Company performed against the business plan. For each of the specific financial and operating goals, the Committee established both target and stretch goals for each performance metric. Management of the Company then cascaded these goals down to the department and individual level with the intention to support achievement of Company-wide goals, including goals related to safety. The goals also support the Company’s budgeting and planning process. The CEO also worked with the NEO’s to develop individual goals to support the Company goals, and reviewed them with the Committee as part of its management development and succession planning function.

Because the annual cash bonus incentive program is intended to qualify each NEO’s cash bonus incentive award as tax deductible "performance-based compensation" under Section 162(m) of the Code, the Compensation Committee established a baseline performance hurdle, the achievement of which was a condition to the payout of the annual cash bonus incentive awards to the NEOs. See " - Baseline performance hurdle" below. In early 2014, the Compensation Committee determined the baseline performance hurdle had been exceeded, permitting the payment to each NEO of up to the maximum bonus award opportunity of 250 percent times the NEO’s target bonus. The Committee then reviewed the strategic and performance goals to determine actual bonus payouts.

Overall, the Compensation Committee determined that the Company’s performance for 2013 was the best in its history, primarily due to the accomplishment of the following strategic goals:

Goal	Result
Evaluate the potential of the Wolfcamp Shale in the northern part of the play
Through its drilling program, the Company demonstrated the prospectivity of the 600,000-acre northern portion of its Spraberry/Wolfcamp Shale position. The Company’s drilling program included wells with record initial production rates in the Wolfcamp B and D intervals, demonstrating the potential for significantly increasing proved reserves as the Company carries out its strategy.

Deliver on Wolfcamp joint interest transaction
The Company successfully closed the joint interest transaction with Sinochem, selling 40 percent of the Company’s interest in approximately 207,000 net acres leased by the Company in the horizontal Wolfcamp Shale play for total consideration of $1.8 billion.

Increase financial flexibility and maintain investment grade metrics	The Company successfully executed an equity offering, raising $1.3 billion. The Company also improved its credit metrics and maintained its investment grade ratings.
Evaluate the potential for divestiture of the Company’s Alaska and Barnett Shale assets	The Company has announced the sale of Alaska and Barnett Shale assets.
Protect capital expenditures with more derivatives	The Company has entered into derivatives to protect its margins, with coverage of approximately 90% of forecasted 2014 oil production at $93 per barrel or higher.

In addition, the Compensation Committee considered the Company’s performance with regard to the 2013 financial and operating performance metrics, which are set forth in the chart below, and particularly noted the following accomplishments:

•
Production - The Company’s achieved total production of 64 MMBOE (which includes production from the Company’s Alaska and Barnett Shale assets), driven by strong production growth in the liquids-rich Spraberry/Wolfcamp and the Eagle Ford Shale plays, despite the impact of the unexpected severe winter weather in Texas late in the year. Average daily production from continuing operations in 2013 increased by 12% compared to 2012 (reflects Alaska and Barnett Shale as discontinued operations).

•
Reserve replacement - The Company added 141 MMBOE of proved reserves from discoveries, extensions, improved recovery and technical revisions of previous estimates, or 211% of full-year production (excluding the reduction of 319 MMBOE of PUD reserves that are no longer expected to be drilled due to the decision to focus on drilling horizontal wells rather than vertical wells, and an increase of 30 MMBOE due to positive price revisions).

•	Net debt metrics - The Company well exceeded the goals related to debt, primarily as a result of the successful execution of the equity offering discussed above.

In addition to the Company’s 2013 financial and operating performance against the specific goals established at the beginning of the year, the Compensation Committee noted the following:

•	In the Company's Eagle Ford Shale area:

•	achievement of record production in the fourth quarter as a result of continued strong drilling performance,

•	addition of approximately 300 drilling locations in the liquids-rich area of the play as a result of downspacing,

•	successful completion of the Company’s first well in the Upper Eagle Ford Shale, and

•	through improvements in well completions, an increase in the proved reserves expected to be produced from each well with minimal increases in completion capital.

•
The Company made significant improvements in the area of safety, where the Company's CEO and executive management team instituted a new program to reinforce safety as an essential part of the Company's culture, and to make awareness of safety a part of every employee's day-to-day activities. While the process is an ongoing one, the Company's OSHA recordable injury rates and lost time accident rates for 2013 dropped substantially from 2012 rates, and lost time accident rates were at a seven-year low.

The Compensation Committee believes that these outstanding accomplishments merited a general bonus payout level for the NEOs for 2013 at 250 percent of target, the maximum amount that could be paid under the program. The Committee then reviewed the individual performance of the NEOs with Mr. Sheffield and concluded that each of the NEOs performed at a high level and contributed to the Company’s success, thus meriting the payout at the 250 percent level.

The Committee met with the full Board to review Mr. Sheffield’s performance and concluded that he continued to provide excellent leadership and strategic direction for the Company in 2013. Accordingly, Mr. Sheffield also received the maximum 250 percent payout.

The Committee used subjective discretion in evaluating the Company’s performance in light of industry conditions and opportunities and the individual performance of each NEO. The Committee did not apply a particular weighting to any achievement or goal but did determine that the impact of the accomplishments of the strategic goals made such a tremendous impact on the Company for 2013 and in the future that the strategic goals were the primary drivers in determining the 2013 NEO bonus payout.

The following is a list of the 2013 performance metrics, goal ranges and results:

Metric	Target Goal	Stretch Goal	Result(1)
Production	61 MMBOE - 64 MMBOE	Greater than 64 MMBOE	64 MMBOE
Production Growth	10% - 13%	Greater than 13%	12%
Debt-adjusted Production/Share Growth	8% - 10%	Greater than 10%	10%
Operating Costs ($/BOE)
Base	$12.00 - $13.00	Less than $12.00	$11.08
Total Operating Cost	$15.50 - $16.50	Less than $15.50	$14.40
G&A Overhead ($/BOE) at Target Bonus(2)	$4.25 - $4.75	Less than $4.25	$4.21
Net Debt	$2.8 billion - $3.0 billion	Less than $2.8 billion	$2.3 billion
Net Debt/Book Capitalization	27% - 29%	Less than 27%	25%
Net Debt/EBITDAX (3)	1.35 - 1.45 times	Less than 1.35 times	1.02 times
Drillbit Finding Cost ($/BOE) (4)	$15.00 - $18.00	Less than $15.00	$19.70
Drillbit Reserve Replacement Percentage(5)	150% - 200%	Greater than 200%	211%
Return on Equity (6)	5.0% - 8.0%	Greater than 8.0%	9%
Return on Capital Employed (7)	4.0% - 6.0%	Greater than 6.0%	8%
____________

(1)	Actual results include the Company’s Alaska and Barnett Shale assets and assume no divestitures of those assets.

(2)	The goal is set at the beginning of the year based on the target bonus level for the entire Company. Taking into account the actual 2013 bonus payout levels, G&A overhead per BOE was $4.65.

(3)
"EBITDAX" represents earnings before depletion, depreciation and amortization expense; impairment of oil and gas properties; exploration and abandonments; accretion of discount on asset retirement obligations; interest expense; income taxes; gain or loss on the disposition of assets; gain or loss on extinguishment of debt; noncash effects from discontinued operations; noncash derivative related activity; amortization of stock-based compensation; amortization of deferred revenue; and other noncash items.

(4)
"Drillbit Finding Cost" is determined by dividing exploration and development costs incurred by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates (excluding PUDs removed and price revisions), improved recovery and extensions and discoveries. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.

(5)
"Drillbit Reserve Replacement Percentage" is the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates (excluding PUDs removed and price revisions),improved recovery and extensions and discoveries, if any, divided by annual production of oil, natural gas liquids and gas, on a BOE basis.

(6)
"Return on Equity" is the quotient of (i) annual net income or loss before the after tax effects of gains or losses on dispositions of assets, noncash derivative gains or losses, impairment of oil and gas properties, inventory impairments and noncash adjustments to reduce the carrying value of assets held for sale to their estimated sales value, divided by (ii) average total equity.

(7)
"Return on Capital Employed" is the quotient of (i) annual net income or loss before the after tax effects of gains or losses on dispositions of assets, noncash derivative gains or losses, impairment of oil and gas properties, inventory impairments, interest expense and noncash adjustments to reduce the carrying value of assets held for sale to their estimated sales value, divided by (ii) the sum of the average carrying value of debt and average total equity.

Baseline performance hurdle. The annual cash bonus incentive program is implemented as part of the Company’s 2006 Long-Term Incentive Plan, which was approved by the Company’s stockholders in May 2006, and is intended to qualify each NEO’s cash bonus incentive award as tax deductible "performance-based compensation" under Section 162(m) of the Code. As part of this program, the Compensation Committee established a baseline performance hurdle the achievement of which was a condition to the payout of the annual cash bonus incentive awards to the NEOs. The Committee also established for each NEO a target and maximum bonus incentive award opportunity. Although the achievement of the baseline performance hurdle permits a payout at the maximum bonus level for each NEO, the Committee, in determining actual awards, may apply its subjective judgment, taking into consideration the Company’s performance against other goals and other factors, to reduce the amount of the bonus payout. The Committee does not have the discretion to increase the award above the maximum bonus award opportunity. For 2013, the Committee established as the baseline performance hurdle the Company’s achievement of cash flows from operations of at least $1.5 billion and a maximum bonus incentive award opportunity of 250 percent times the NEO’s target bonus.

Long-Term Equity Incentives

Annual long-term incentive awards

In late 2012, the Compensation Committee began the process of determining the total dollar amount of the 2013 annual long-term incentive awards to be granted to each NEO by meeting with Meridian to review benchmarking data related to long-term incentive awards, including median award levels at companies within the Company’s peer group, in accordance with the Company’s compensation philosophy. In January 2013, the Committee then reviewed each NEO’s total compensation level and each NEO’s performance to determine if unique performance issues, positive or negative, existed that should affect the value of the 2013 annual long-term incentive award. Although the Committee reviews the size and current value of prior long-term incentive awards, it did not consider these values in determining the 2013 long-term incentive award for the NEOs. The Committee believes that prior years’ awards were a component of those specific years’ total compensation and were not excessive, and future awards should be competitive with the NEO’s current peer group positions in order to retain and motivate the NEO. At the Committee’s regularly scheduled February 2013 meeting, the Committee concluded that each NEO should be eligible for an annual long-term incentive award targeted at approximately the median level for the NEO’s position and accordingly made equity awards at that level.

The Compensation Committee next reviewed the Company's approach for delivering long-term incentives to NEOs. As a part of its review, the Committee considered the balance of risk in the long-term incentive program, peer company practices, and input from senior management and Meridian. To further enhance the pay-for-performance philosophy of the Company’s compensation program, the Compensation Committee approved altering the mix of long-term incentives from prior years, replacing the prior allocation of 25 percent to stock options with an additional allocation to performance units. As a result, the mix of long-term incentives for NEOs for 2013 was 50 percent performance units and 50 percent restricted shares. The Committee believes this mix of long-term incentive awards provides a good balance of risk, where restricted stock awards are time-based, full value awards, which avoid an "all or nothing" mentality, and performance units provide benefits based on the performance of the Company’s stock price over a three-year period in relation to the Company’s peer group stock price.

For 2013, the approved dollar amounts of the aggregate long-term incentive awards granted to each NEO, and the allocation among the different types of awards, are shown in the table below. To arrive at the resulting number of restricted shares and target performance units awarded, the dollar value of the award was divided by the 30 trading day average closing price of the Company’s common stock prior to February 1, 2013.

		Allocation Among Awards(1)
NEO	Total Value	Restricted Stock/RSU Awards(2)	Performance Units
Scott D. Sheffield	$6,800,000	$3,400,000	$3,400,000
Richard P. Dealy	2,200,000	1,100,000	1,100,000
Mark S. Berg	1,300,000	650,000	650,000
Chris J. Cheatwood	1,600,000	800,000	800,000
Timothy L. Dove	3,100,000	1,550,000	1,550,000
____________

(1)
These dollar amounts may vary from the amounts disclosed in the Summary Compensation Table and the 2013 Grants of Plan-Based Awards table below, which amounts are calculated based on the grant date fair value of the awards in accordance with SEC rules. See the footnotes to those tables for further information regarding the methodology for determining the values of the awards for purposes of those tables.

(2)
Similar to the past several years, with regard to the awards to Messrs. Sheffield and Dealy and in recognition of their substantial involvement in the management of Pioneer Southwest, the Committee desired that, of the 50 percent award value allocated to restricted stock awards, 42.5 percent be allocated to restricted stock or RSUs of the Company and 7.5 percent be allocated to phantom units of Pioneer Southwest. Accordingly, the Committee recommended to the Board of Directors of the general partner of Pioneer Southwest that it consider the grant to those executives, who were also executive officers of the general partner in February 2013, of awards of phantom units of Pioneer Southwest, having substantially similar terms to the Company’s restricted stock awards. To arrive at the resulting number of Pioneer Southwest common units subject to such awards, the dollar value of the award was divided by the 30 trading day average closing price of Pioneer Southwest common units prior to February 1, 2013. The Board of Directors of the general partner of Pioneer Southwest approved those awards in February 2013. As a result of the Pioneer Southwest merger, these Pioneer Southwest awards were converted into equivalent RSUs of the Company, with adjustments in the number of shares to reflect the merger exchange ratio, but otherwise on the same terms and conditions as were applicable prior to the merger.

Restricted Stock and RSU Awards. For the 2013 restricted stock and RSU award program, the awards cliff vest on the third anniversary of the date of grant, subject to the NEO remaining employed with the Company continuously through the vesting date. For tax reasons, NEOs who have attained or who will attain the stated retirement age under the awards (which is age 60 for the 2013 awards) during the vesting period of the awards are awarded RSUs instead of restricted stock. Additional information regarding the terms of these awards is described below under "Executive Compensation Tables—Narrative Disclosure for the 2013 Grants of Plan-Based Awards Table."

Performance Unit Awards. For the 2013 performance unit award program, the Compensation Committee determined, as it has since it began awarding performance units in 2007, that performance should be measured objectively rather than subjectively and should be based on relative total shareholder return, or "TSR" (as defined in the award agreements) over a three-year performance period. The Committee believes relative TSR is an appropriate long-term performance metric because it generally reflects all elements of a company’s performance and provides the best alignment of the interests of management and the Company’s stockholders. The Committee also believes that the performance unit program provides a good balance to the restricted stock program.

The peer group used in measuring relative TSR with respect to the performance unit grants in 2013 was the same group of eleven companies used in connection with the 2012 performance units award grant, except that Plains Exploration and Production Company ("Plains"), which had agreed to be acquired at the time the performance units were granted in 2013, was replaced by Concho Resources Inc. ("Concho"), with the final group of companies being Apache Corporation ("Apache"), Chesapeake Energy Corporation ("Chesapeake"), Cimarex Energy Co. ("Cimarex"), Concho, Devon Energy Corporation ("Devon"), EOG Resources, Inc. ("EOG"), Newfield Exploration Company ("Newfield"), Noble Energy, Inc. ("Noble"), Range Resources Corporation ("Range"), QEP Resources, Inc. ("QEP") and Southwestern Energy Company ("Southwestern"). As depicted in the following table, the payout will range from zero percent to 250 percent of a target number of performance units awarded based on the Company’s relative ranking in the peer group at the end of the three-year performance period that ends December 31, 2015:

TSR Rank Against Peers	Percentage of Performance Units Earned (1)
1	250%
2	200%
3	175%
4	150%
5	125%
6	110%
7	75%
8	50%
9	25%
10	0%
11	0%
12	0%
____________

(1)	See the 2013 Grants of Plan-Based Awards table below, and the description of the performance units following the table, for additional information regarding the terms of the performance units.

The performance unit awards granted each year provide additional balance of risk to the long-term incentive award program because a new three-year performance period starts at the beginning of each year. As depicted in the table below, with respect to the performance units granted in 2011, for the period January 1, 2011 to December 31, 2013, the Company’s TSR resulted in a ranking of first place, providing a payout of 250 percent of target.

Ranking	Company (1)	TSR (%)
1	Pioneer	129
2	EOG	86
3	Range	85
4	Noble	74
5	Cimarex	21
6	Chesapeake	20
7	Devon	(13)
8	Apache	(19)
9	Newfield	(60)
10	Quicksilver	(82)
11	Forest	(89)

____________

(1)	In accordance with the terms of the performance units, Plains was removed from the list of peers because its common stock ceased to be publicly traded following its acquisition in May 2013.

Accordingly, the performance shares earned by the NEOs for the 2011 to 2013 performance period were as follows:

NEO	Target Payout of Shares	Payout % of Target	Actual Payout of Shares
Sheffield	16,065	250%	40,163
Dealy	5,612	250%	14,030
Berg	2,806	250%	7,015
Cheatwood	3,367	250%	8,418
Dove	7,787	250%	19,468

The following table shows the relative TSR rankings of the Company and each of the named companies for the currently outstanding performance unit awards, which have periods that began January 1, 2012, or two years into the three year performance period, and January 1, 2013, or one year into the three year performance period.

Rank	Period Beginning January 1, 2012(1)		Period Beginning January 1, 2013
	Company	TSR (%)	Company	TSR (%)
1	Pioneer	108	Pioneer	77
2	EOG	71	Cimarex	69
3	Cimarex	58	Chesapeake	57
4	Noble	56	Noble	47
5	Range	18	EOG	42
6	Chesapeake	12	Concho	30
7	Southwestern	3	Range	20
8	QEP	0	Devon	16
9	Devon	(2)	Apache	16
10	Apache	(4)	Southwestern	10
11	Newfield	(33)	QEP	10
12			Newfield	7
____________

(1)	In accordance with the terms of the performance units, Plains was removed from the list of peers because its common stock ceased to be publicly traded following its acquisition in May 2013.

To demonstrate the pay-for-performance nature of the performance unit program, the following table shows the resulting realized value of the performance unit program for performance unit awards granted to the CEO since the program began in 2007:

Performance Period	Min Payout of Shares	Target Payout of Shares	Max Payout of Shares	Actual Earned Date	TSR Rank	Payout % of Target	Actual Payout of Shares
1/1/2007-12/31/2009	0	34,998	87,495	12/31/2009	7	75	26,249
1/1/2008-12/31/2010	0	38,478	96,195	12/31/2010	2	200	76,956
1/1/2009-12/31/2011	0	60,459	151,148	12/31/2011	1	250	151,148
1/1/2010-12/31/2012	0	28,222	70,555	12/31/2012	1	250	70,555
1/1/2011-12/31/2013	0	16,065	40,163	12/31/2013	1	250	40,163
1/1/2012-12/31/2014	0	17,553	43,883	12/31/2014	Not yet determined
1/1/2013-12/31/2015	0	30,540	76,350	12/31/2015	Not yet determined

In administering the annual long-term incentive plan, awards are currently made to NEOs under the following guidelines:

•	All long-term incentive awards are approved during the regularly scheduled February Compensation Committee meeting.

•	The Company does not time the release of material non-public information to affect the value of the executive equity compensation awards.

•	All annual awards cliff vest after three years.

Total Direct Compensation

In determining the extent to which the Company’s executive compensation program meets the Compensation Committee’s compensation philosophy and objectives, the Committee emphasizes the competitiveness of total compensation (the aggregate of base salary, annual cash bonus incentive payment, and the grant value of long-term incentive plan awards) rather than just the individual compensation components. In reviewing the benchmarking data from Meridian’s industry study and discussing with Meridian the pay practices of the Company’s peers, the Committee concluded that for 2013, all NEOs, including Mr. Sheffield, were targeted at approximately the median level for total compensation.

Stockholder Advisory Vote and Compensation Program Adjustments to Reflect Pay for Performance

In each of the last three years, the Company received a favorable advisory vote on its executive compensation program, with over 97 percent of the votes cast being voted to approve the executive compensation program pursuant to the most recent advisory vote that occurred in 2013. The Compensation Committee believes this affirms the stockholders’ support of the Company’s executive compensation program, and the Committee did not change its approach to executive compensation matters in 2013 based on the results of the advisory vote on the Company’s 2012 executive compensation program. Nevertheless, the Committee monitors trends and best practices in compensation, and noted particularly the trend toward increasing the relation between performance and pay. To that end, for 2013, the Committee approved replacing the stock option component of the long term incentive awards with additional performance units.

In addition, going forward beginning with the 2014 annual cash bonus incentive award portion of the Company executive compensation program, the Committee has approved a change from the current approach of a large number of quantifiable goals without specific weighting, to a more structured approach that will have fewer goals that are most critical to the overall strategy of the Company, each with an assigned weighting. Specifically, the areas for which goals were set for 2014 and the related weightings are:

Performance Goal	Relative Weight
Production growth	25%
Ratio of net debt to EBITDAX	15%
Proved reserve additions	20%
Base lease operating and general and administrative costs/BOE	10%
Certain strategic goals (including safety)	30%

Following the end of 2014, the Compensation Committee will assess the Company’s performance against the pre-established targets, and determine an actual payout percentage for each goal based on performance, which can range from zero to 250 percent. The Committee retains discretion to adjust the amount of the payout, positively or negatively, by up to 33 percent, to recognize critical performance factors, industry conditions or individual performance factors, but the total payout may not exceed 250 percent of the executive’s target bonus.

Other Compensation

Overview

The Compensation Committee believes that providing some perquisites, as well as health, welfare and retirement benefits, as components of total compensation is important in attracting and retaining qualified personnel; however, because the Company has chosen to emphasize variable, performance-based pay, the Company takes a conservative approach to these fixed benefits. The Company’s perquisite, retirement and other benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract, retain and motivate high caliber executives.

Perquisites

The perquisites provided to the NEOs are the payment of the costs of financial counseling services, annual medical physical exams and personal use of the Company’s cell phones and computers. The Company also pays for the costs for the NEOs’ spouses to participate in certain business dinners or events, which the Company expects to be minimal; however, the Company does not reimburse Mr. Sheffield for any transportation expenses for his spouse.

Each year, the Company purchases a certain number of hours of flight time through a fractional aircraft ownership arrangement. These hours are made available for business use to the executive officers and other employees of the Company. The Company’s policy is to not permit employees, including executive officers, to use these hours for personal use. The Company expects there will be occasions when a personal guest (including a family member) will accompany an employee on a business-related flight. In such instances, the Company will follow the Internal Revenue Service rules and, where required, impute income to the employee based on the Standard Industry Fare Level rates provided by the Internal Revenue Service.

Health and Welfare Benefits

The Company’s NEOs participate in the Company’s health and welfare benefit plans, including medical, dental, disability and life insurance arrangements, on the same basis as the Company’s other employees.

Retirement Plans

All eligible employees of the Company, including the NEOs, may participate in the Company’s 401(k) Plan. The Company contributes two dollars for every one dollar of base compensation (up to five percent of base compensation and subject to the Internal Revenue Service imposed maximum contribution limits) contributed by the participant. The participant’s contributions are fully vested at all times, and the Company’s matching contributions vest over the first four years of service, after which time the matching contributions vest immediately. Participants may make additional pre-tax and after-tax contributions to the plan. All contributions are subject to plan and Internal Revenue Service limits.

The Company provides a non-qualified deferred compensation plan with a fixed Company matching contribution rate to certain of its more highly compensated employees, which includes the NEOs. The plan allows each participant to contribute up to 25 percent of base salary and 100 percent of annual cash bonus incentive payments. Each year, the Company provides a matching contribution equal to the NEO’s contribution, but limited to a maximum of ten percent of annual base salary. The Company’s matching contribution vests immediately. The non-qualified deferred compensation plan permits each participant to make investment allocation choices for both their contribution and the Company match to designated mutual funds offered as investment options under the non-qualified deferred compensation plan. The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest in the participant’s investment choices. To date, the Company has chosen to actually invest the funds in the investment options selected so that the investment returns are funded and do not create unfunded liabilities to the Company. The Company believes the plan is administered in operational compliance with all applicable rules and law. For more information on the non-qualified deferred compensation plan provisions, see "Executive Compensation—2013 Non-Qualified Deferred Compensation."

Severance and Change in Control Arrangements

The Compensation Committee believes compensation issues related to severance and change in control events for the NEOs should be addressed through contractual arrangements. As a result, while the Company has not entered into employment agreements with its executive officers, the Company enters into severance and change in control agreements with each of its executive officers, including each NEO, to recruit and retain executives, provide continuity of management in the event of an actual or threatened change in control and provide the executive with the security to make decisions that are in the best long-term interest of the stockholders. The change in control agreements with the Company’s executive officers were amended in 2013 to remove excise tax gross ups from the agreements, and it is the Company’s policy that it will not provide such gross up benefits in future change in control or severance agreements. The terms of these agreements are described later in "Potential Payments Upon Termination or Change in Control."

Stock Ownership Guidelines

To support the commitment to significant stock ownership by NEOs, the Company's common stock ownership guidelines are as follows:

Officer	Required Stock Ownership - Multiple of Annual Base Salary
Chairman of the Board and CEO	6x
President and Chief Operating Officer	5x
Other Executive Officers	3x

An NEO generally has three years after becoming an executive officer to meet the stock ownership guideline. In evaluating compliance by executive officers and directors with the stock ownership guidelines, the Compensation Committee has established procedures to minimize the effect of stock price fluctuations on the deemed value of the individual's holdings. All

NEOs, including Mr. Sheffield, exceeded their minimum ownership guidelines. Given these robust requirements for stock ownership and the executives’ historical levels of actual stock ownership, the Committee does not believe that it is necessary to adopt a separate policy requiring executives to retain stock following the vesting or exercise of their long-term incentive plan awards.

Prohibited Equity Transactions

The Company has a policy that prohibits directors, officers or employees from engaging in short sales or in transactions involving derivatives based on the Company’s common stock, such as option contracts, straddles, collars, hedges and writing puts or calls. In addition, the Company has a policy that prohibits directors and executive officers from pledging Company securities as collateral for a loan or holding Company securities in a margin account without advance approval from the Board. In addition, the Company’s policy requires that directors and executive officers must obtain authorization from the Board before entering into a trading plan that, under the SEC’s Rule 10b5-1, would permit the sale of the Company’s stock including at times when the director or executive officer is in the possession of material nonpublic information.

Policy on Recovery of Compensation and Clawbacks

The Board has adopted a clawback policy under which the Board, or a committee of the Board, has the right to cause the reimbursement by an executive officer of the Company of certain incentive compensation if the compensation was predicated upon the achievement of certain financial results that were subsequently the subject of a required restatement of the Company’s financial statements and the executive officer engaged in fraudulent or intentional illegal conduct that caused the need for the restatement.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and executive officers, including the NEOs. Each indemnification agreement requires the Company to indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporation Law. This means, among other things, that the Company must indemnify the director or executive officer against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement that are actually and reasonably incurred in a legal proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another entity if the indemnitee meets the standard of conduct provided under Delaware law. Also as permitted under Delaware law, the indemnification agreements require the Company to advance expenses in defending such an action provided that the director or executive officer undertakes to repay the amounts if the person ultimately is determined not to be entitled to indemnification from the Company. The Company will also make the indemnitee whole for taxes imposed on the indemnification payments and for costs in any action to establish the indemnitee's right to indemnification, whether or not wholly successful. The Company also maintains customary directors' and officers' insurance coverage.

Deductibility of Executive Compensation

Section 162(m) of the Code places restrictions on the deductibility of executive compensation paid by public companies. Under the restrictions, the Company is not able to deduct compensation paid to any of the NEOs (other than the Chief Financial Officer) in excess of $1,000,000 unless the compensation meets the definition of "performance-based compensation" as required in Section 162(m) of the Code. Non-deductibility results in additional tax costs to the Company.

The Company’s annual cash bonus incentive payments and awards under the performance unit award program granted by the Company are intended to qualify for deductibility under Section 162(m), but the restricted stock and RSU awards do not qualify as performance-based compensation under Section 162(m). Accordingly, certain portions of compensation paid to the Company's NEOs in 2013 that exceeded $1,000,000 are not deductible. The Compensation Committee believes it is in the best interest of stockholders to use restricted stock and RSUs as a part of the NEOs’ long-term incentive awards. With respect to the Company’s annual cash bonus incentive payments and awards under the performance unit award program, because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

The information contained in this Compensation and Management Development Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates such information by reference to such filing.

During the last fiscal year, and this year in preparation for the filing of this Proxy Statement with the SEC, the Compensation and Management Development Committee of the Board of Directors:

•	reviewed and discussed the disclosure set forth under the heading "Compensation Discussion and Analysis" with management as required by Item 402(b) of Regulation S-K; and

•
based on the reviews and discussions referred to above, recommended to the Board of Directors that the disclosure set forth under the heading "Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Respectfully submitted by the Compensation and Management Development Committee of the Board of Directors,

Edison C. Buchanan, Chairman
Andrew F. Cates
Stacy P. Methvin
Charles E. Ramsey, Jr.
J. Kenneth Thompson

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The compensation paid to the Company's executive officers consisted of a base salary, annual cash bonus incentive payments, awards of restricted stock or RSUs and performance units, contributions to the Company's non-qualified deferred compensation plan, contributions to the Company's 401(k) Plan and certain perquisites, which elements of compensation are described in greater detail above in the "Compensation Discussion and Analysis" and in the tables that follow. The following table summarizes the total compensation for 2013, 2012 and 2011 awarded to, earned by or paid to the NEOs. The dollar values of stock awards for the four NEOs other than the CEO in 2012 include the value of special 2012 retention awards, which have a longer vesting period than the Company’s typical equity awards.

Name and Principal Position (a)	Year (b)	Salary (1)($) (c)	Stock Awards (2)($) (e)		Option Awards (2)($) (f)	Non-Equity Incentive Plan Compensation (3)($) (g)	All Other Comp-ensation (4)($) (i)	Total ($) (j)
Scott D. Sheffield Chairman of the Board and Chief Executive Officer	2013	$956,001	$9,763,092		$-	$2,390,000	$141,517	$13,250,610
	2012	$956,001	$6,913,317		$2,039,499	$1,434,000	$146,134	$11,488,951
	2011	$956,001	$5,315,904		$1,592,382	$1,720,800	$142,011	$9,727,098
Richard P. Dealy Executive Vice President and Chief Financial Officer	2013	$439,000	$3,158,811		$-	$1,112,500	$77,971	$4,788,282
	2012	$406,001	$4,966,915	(5)	$679,871	$517,650	$68,148	$6,638,586
	2011	$406,001	$1,857,114		$556,277	$690,200	$73,551	$3,583,143
Mark S. Berg Executive Vice President and Chief of Staff	2013	$392,077	$1,878,266		$-	$790,000	$75,488	$3,135,831
	2012	$376,002	$2,842,955	(5)	$386,318	$423,000	$72,454	$4,100,729
	2011	$376,002	$931,760		$278,163	$564,000	$73,033	$2,222,958
Chris J. Cheatwood Executive Vice President, Business Development and Geoscience	2013	$392,077	$2,311,563		$-	$790,000	$78,772	$3,572,412
	2012	$376,002	$3,411,500	(5)	$463,548	$423,000	$74,675	$4,748,725
	2011	$376,002	$1,118,145		$333,776	$564,000	$74,010	$2,465,933
Timothy L. Dove President and Chief Operating Officer	2013	$572,462	$4,478,694		$-	$1,450,000	$91,829	$6,592,985
	2012	$531,001	$6,822,942	(5)	$927,096	$796,500	$87,174	$9,164,713
	2011	$531,001	$2,585,751		$771,832	$849,600	$82,750	$4,820,934
______________

(1)
The base salary levels for Messrs. Dealy, Berg, Cheatwood, and Dove were adjusted effective February 21, 2013 from $406,000 to $445,000 for Mr. Dealy; from $376,000 to $395,000 for each of Messrs. Berg and Cheatwood, and from $531,000 to $580,000 for Mr. Dove. The Compensation Committee did not make any changes to Mr. Sheffield’s base salary in 2013.

(2)
Amounts reported for Stock Awards and Option Awards represent the grant date fair value of restricted stock, RSUs, performance unit and stock option awards, computed in accordance with FASB ASC Topic 718. Stock awards for Messrs. Sheffield and Dealy include grants by the general partner of Pioneer Southwest of phantom unit awards that were to be settled in common units of Pioneer Southwest. These phantom unit awards are also reported based on their grant date fair value, computed in accordance with FASB ASC Topic 718. As a result of the Company’s acquisition of Pioneer Southwest, these Pioneer Southwest awards were converted into equivalent RSUs of the Company, with adjustments in the number of shares issuable upon vesting to reflect the merger exchange ratio. Pursuant to SEC rules, all amounts shown in this column exclude the effect of estimated forfeitures related to service-based vesting conditions. The values shown for restricted stock, RSUs and phantom unit awards are based on the market-quoted closing price of the Company's common stock and Pioneer Southwest’s common units, as applicable, on the last trading day prior to the grant date of the awards. The Company's performance units are valued using the Monte Carlo simulation method assuming a target number of shares would be issued because this is deemed to be the "probable" payout percentage at the time of grant consistent with the estimate of aggregate compensation cost to be recognized over the service period. Actual payouts with respect to performance units can range from zero percent to 250 percent of a target number of units based on relative ranking of the Company’s TSR in comparison to the peer group over the three-year performance period. If the Company's performance is below the threshold performance, no shares will be paid. If the Company’s performance places it first among its peers, a maximum of 250 percent of the target number of shares will be paid. In that instance, the grant date fair value of the maximum number of shares for each of the NEOs pursuant to performance units granted in 2013 would be as follows: Mr. Sheffield, $14,447,397; Mr. Dealy, $4,674,447; Mr. Berg, $2,762,320; Mr. Cheatwood, $3,399,443; and Mr. Dove, $6,586,575. Additional detail regarding the Company's share-based awards is included in Note H of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and under the 2013 Grants of Plan-Based Awards table below. Stock option awards, which were granted in 2012 and 2011, were valued as of their grant dates using the Black-Scholes option pricing model. For additional information regarding restricted stock, RSUs, performance units and stock options, as applicable, owned by the NEOs as of December 31, 2013, see below under "2013 Outstanding Equity Awards at Fiscal Year End."

(3)
Commencing in 2011, the Compensation Committee approved an annual cash bonus incentive program, which is described above in the section entitled "Compensation Discussion and Analysis," pursuant to which the Committee established a baseline performance hurdle, the achievement of which was a condition to the payment of a cash bonus to the NEOs. The amounts in column (g) reflect the actual payouts under this annual cash bonus incentive program for 2013, 2012 and 2011, which were paid in March of the year following the year for which they were earned.

(4)
Amounts reported in the All Other Compensation column include the Company contributions to the NEOs' 401(k) Plan accounts and non-qualified deferred compensation plan, life insurance premiums and other perquisites, as shown in the following table:

	Year ended December 31, 2013
	Scott D. Sheffield	Richard P. Dealy	Mark S. Berg	Chris J. Cheatwood	Timothy L. Dove
401(k) contributions	$25,500	$25,500	$25,500	$25,500	$25,500
Non-qualified deferred compensation plan contributions	$95,600	$43,900	$37,000	$39,208	$57,246
Life insurance premiums	$7,524	$1,491	$3,789	$3,066	$5,962
Medical premium credit	$300	$300	$300	$-	$240
Financial counseling	$7,978	$940	$8,000	$10,335	$-
Spousal travel & entertainment costs(a)	$4,615	$5,840	$899	$663	$2,881
Totals	$141,517	$77,971	$75,488	$78,772	$91,829
______________

(a)
Spousal travel & entertainment costs are included to the extent of the incremental costs incurred by the Company for travel and entertainment of spouses when accompanying the NEOs on Company-related business trips.

(5)
The amounts for Stock Awards in 2012 for Messrs. Dealy, Berg, Cheatwood and Dove include the grant date fair value of special retention awards granted in February 2012. These retention awards consist of restricted stock awards or RSUs that will vest in equal one-third installments on the third, fourth and fifth anniversaries of the date of grant, subject to the NEO remaining employed with the Company continuously through each vesting date.

Mr. Sheffield, directly or indirectly, holds working interests in wells operated by the Company or a subsidiary of the Company. These interests were initially acquired in 1990 or earlier with his personal funds pursuant to a program offered by the Company's predecessor. As such, Mr. Sheffield participates in the costs and revenues attributable to these working interests in accordance with customary industry terms. During 2013, the aggregate amount of the distributions made to Mr. Sheffield was $14,139 (this amount is not included in the Summary Compensation Table).

2013 Grants of Plan-Based Awards

The following table sets forth, for each NEO, information about grants of plan-based awards during 2013.

	Grant Date (b)							All Other Stock Awards: Number of Shares of Stock or Units (#) (i)		Grant Date Fair Value of Stock and Option Awards (5)(6) ($) (l)
		Estimated Future Payouts under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name (a)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Scott D. Sheffield	02/20/2013 02/20/2013 02/20/2013 02/20/2013	-	$956,000	$2,390,000	7,635	30,540	76,350	25,959(3) 4,948(4)	$ $ $	5,778,959 3,438,270 545,863
Richard P. Dealy	02/20/2013 02/20/2013 02/20/2013 02/20/2013	-	$445,000	$1,112,500	2,471	9,881	24,703	8,399(3) 1,601(4)	$ $ $	1,869,741 1,112,448 176,622
Mark S. Berg	02/20/2013 02/20/2013 02/20/2013	-	$395,000	$790,000	1,460	5,839	14,598	5,839(3)	$ $	1,104,890 773,376
Chris J. Cheatwood	02/20/2013 02/20/2013 02/20/2013	-	$395,000	$790,000	1,797	7,186	17,965	7,186(3)	$ $	1,359,777 951,786
Timothy L. Dove	02/20/2013 02/20/2013 02/20/2013	-	$580,000	$1,450,000	3,481	13,923	34,808	13,923(3)	$ $	2,634,592 1,844,101
______________

(1)
The amounts in columns (c), (d) and (e) represent the threshold, target and maximum payment levels with respect to the Company’s 2013 annual cash bonus incentive program under the Company’s 2006 Long-Term Incentive Plan, as discussed above. If the Company’s performance does not exceed the minimum baseline performance hurdle, then the payout under this program will be zero. The amounts shown in the "Target" column reflect a payout of 100 percent of the target bonus, and the amounts shown in the "Maximum" column reflect the highest possible payout of 250 percent of target bonus. Actual bonus payouts for 2013, which were paid in March 2014, are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

(2)
The amounts in columns (f), (g) and (h) represent the number of shares deliverable upon threshold, target and maximum performance with respect to the grants of performance units in 2013 under the Company’s 2006 Long-Term Incentive Plan. The number of shares shown in the "Threshold" column reflects the lowest possible payout (other than zero), representing 25 percent of the number of performance units granted. If performance is below the threshold, no shares are paid. The number of shares shown in the "Target" column reflects a payout of 100 percent of the number of performance units granted. The number of shares shown in the "Maximum" column reflects the highest possible payout of 250 percent of the number of performance units granted.

(3)
The amounts reported are the number of restricted shares of the Company’s common stock or RSUs granted to each NEO in 2013 under the Company’s 2006 Long-Term Incentive Plan in connection with the annual grant of awards as described above.

(4)
The amounts reported are the number of shares of the Company’s common stock, after adjusting for the merger exchange ratio, underlying phantom units of Pioneer Southwest that were awarded by the general partner of Pioneer Southwest in 2013 under Pioneer Southwest’s 2008 Long-Term Incentive Plan. As a result of the Company’s acquisition of Pioneer Southwest, these Pioneer Southwest awards were converted into equivalent RSUs of the Company, with adjustments in the number of shares issuable upon vesting to reflect the merger exchange ratio. The number of common units of Pioneer Southwest underlying the phantom units as originally granted were as follows: Mr. Sheffield, 21,285 and Mr. Dealy, 6,887.

(5)	The Company did not grant any stock options in 2013.

(6)
Amounts for restricted stock, RSUs, performance units and Pioneer Southwest phantom unit awards represent each award’s grant date fair value computed in accordance with FASB ASC Topic 718. The value of performance units was determined on the grant date using the Monte Carlo simulation method assuming a target number of shares would be issued, and is consistent with the estimate of aggregate compensation costs that the Company would expense in its financial statements over the awards' three-year performance period, in accordance with FASB ASC Topic 718. See footnote 2 to the Summary Compensation Table for additional information about the assumptions used in calculating these amounts.

Narrative Disclosure for the 2013 Grants of Plan-Based Awards Table

The 2013 annual cash bonus incentive awards and the 2013 awards of performance units, restricted stock and RSUs were granted to the NEOs under the Company's 2006 Long-Term Incentive Plan. The Pioneer Southwest phantom units granted to Messrs. Sheffield and Dealy were awarded by the general partner of Pioneer Southwest under its 2008 Long-Term Incentive Plan. The material terms of these awards are described below. Defined terms impacting the accelerated settlement or vesting of awards can be found below in "Potential Payments Upon Termination or Change in Control."

Annual Cash Bonus Incentives

The 2013 annual cash bonus incentive program included a baseline performance hurdle, the achievement of which was a condition to the payment of any cash bonuses to the NEOs for 2013. The baseline performance hurdle required the Company to achieve cash flow from operations of at least $1.5 billion. In early 2014, the Compensation Committee determined that the Company had exceeded the baseline performance hurdle for 2013 and, as a result, each NEO was eligible to receive an annual cash bonus payment up to the maximum bonus award opportunity of 250 percent times the NEO’s target bonus. The dollar values of the target and maximum bonus award opportunities for each NEO are reported in the "2013 Grants of Plan-Based Awards Table" above. In determining the actual amounts paid to the NEOs for 2013, the Committee applied its subjective judgment, taking into account the Company’s performance in light of industry conditions and opportunities and each NEO’s performance, as described in greater detail above under "Compensation Discussion & Analysis—Elements of the Company’s Compensation Program—Annual Cash Bonus Incentives." The amounts actually paid to each NEO with respect to the 2013 annual cash bonus incentives are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Performance Units

The performance unit awards represent the right to receive between zero percent and 250 percent of the initial number of performance units awarded, contingent on the continued employment of the NEO and the Company's achievement of the specified performance objective at the end of the performance period. The 2013 awards have a three-year performance period (January 2013 to December 2015), and the number of performance units earned will be based on the Company's TSR ranking for this three-year period compared to the TSR of the following peer companies: Apache, Chesapeake, Cimarex, Concho, Devon, EOG, Newfield, Noble, QEP, Range and Southwestern, in accordance with the following:

TSR Rank Against Peers	Percentage of Performance Units Earned
1	250%
2	200%
3	175%
4	150%
5	125%
6	110%
7	75%
8	50%
9	25%
10	0%
11	0%
12	0%

TSR means the annualized rate of return stockholders receive through stock price changes and the assumed reinvestment of dividends paid over the performance period. For purposes of determining the TSR for the Company and each of the peer companies, the change in the price of the Company’s common stock and of the common stock of each peer company is based upon the average of the closing stock prices over the 60-day periods preceding the start and the end of the performance period.

Performance units earned will generally be paid in shares of the Company's common stock (unless the Compensation Committee determines to pay in cash) no later than March 15th of the year following the year in which the performance period ends. The NEOs will also earn dividend equivalents on the performance units actually earned up to a maximum of the initial number awarded, which will be paid at the time the performance units are settled.

If an NEO's employment with the Company is terminated during the performance period, the following rules will determine the number of performance units, if any, the NEO will earn: (1) if the NEO's employment is terminated due to death or disability, the NEO will receive settlement of a number of performance units equal to the initial number of performance units awarded multiplied by a fraction, the numerator of which is the number of months during the performance period that the NEO was employed and the denominator of which is 36 (the "pro ration fraction"); (2) if the NEO's employment is terminated due to the NEO’s normal retirement on or after the attainment of age 60, the NEO will receive settlement of a number of performance units equal to the number of performance units that would have been earned if the NEO had continued employment through the end of the performance period multiplied by the pro ration fraction; (3) if the NEO's employment is terminated by the Company without cause or by the NEO for good reason, then (A) Messrs. Sheffield and Dove will receive a number of performance units equal to the number of performance units that would have been earned if they had continued employment through the end of the performance period, and (B) the other NEOs will receive settlement of a number of performance units equal to the number of performance units that would have been earned if the NEOs had continued employment through the end of the performance period multiplied by the pro ration fraction; and (4) if an NEO's employment is terminated for any other reason, the NEO will not receive settlement of any of the performance units.

In the event of a change in control, the date of the change in control will be treated as the last day of the performance period and achievement of the performance objective will be measured based on the Company's actual performance as of that date.

Additional information regarding the performance unit awards can be found above under "Compensation Discussion and Analysis — Elements of the Company's Compensation Program — Long-Term Equity Incentives."

Restricted Stock and RSUs

In general, the restricted stock awards vest on the third anniversary of the date of grant, subject to the NEO remaining employed with the Company continuously through the vesting date. While an NEO holds restricted shares, he is entitled to vote with holders of the Company’s common stock and receive dividends on the shares at the same rate and time as other stockholders. RSU awards are similar to restricted stock awards in that they vest on the third anniversary of the date of grant and are settled in common stock of the Company, subject to the NEO remaining employed with the Company continuously through the vesting date, and the NEO has the right to receive payments equivalent to the dividends paid on the common stock at the same rate and time as other stockholders; however, the NEO has no voting rights in respect of RSUs.

The vesting of the restricted shares and RSUs will accelerate in full upon a change in control. In addition, if an NEO terminates employment prior to the vesting date, the following rules will apply: (1) if an NEO is terminated by the Company for cause or by the NEO without good reason, all of the restricted shares or RSUs subject to the award will be forfeited to the Company, (2) if an NEO is terminated due to death, disability, normal retirement (on or after attainment of age 60), by the Company without cause or by the NEO for good reason, a number of restricted shares or RSUs will vest equal to the total number of shares subject to the award multiplied by a fraction, the numerator of which is the number of months following the date of grant during which the NEO was employed by the Company and the denominator of which is 36, and (3) notwithstanding clause (2) of this paragraph, if Messrs. Sheffield and Dove are terminated by the Company without cause or they terminate their employment for good reason, all of the restricted shares or RSUs subject to their awards will vest in full.

Pioneer Southwest Phantom Units

In general, the phantom unit awards vest on the third anniversary of the date of grant, subject to the NEO remaining employed with the Company or an affiliate continuously through the vesting date. Upon vesting, the phantom units entitled the holder to receive common units of Pioneer Southwest equal to the number of vested phantom units. The phantom units were granted with distribution equivalent rights, which means that, while an NEO holds phantom units, he was entitled to receive distributions on the common units underlying the phantom units at the same rate and time as limited partners of Pioneer Southwest. Any distributions received by the NEOs are vested upon receipt and are not subject to forfeiture. The vesting of the phantom units accelerate in full upon a change in control of the Company. In addition, if an NEO terminates employment with the Company or an affiliate prior to the vesting date, the rules described above with respect to restricted stock will also apply to the phantom units. As a result of the Company’s acquisition of Pioneer Southwest, each Pioneer Southwest phantom unit award was converted into an equivalent RSU of the Company, with adjustments made to the number of shares of the Company’s common stock to reflect the merger exchange ratio, but otherwise on the same terms and conditions as were applicable prior to the acquisition.

2013 Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for each NEO, information regarding stock options, restricted stock, RSUs, performance units and Pioneer Southwest phantom units that were held as of December 31, 2013, including awards that were granted prior to 2013:

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (1)(#) Exercisable (b)	Number of Securities Underlying Unexercised Options (1)(#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (1)(#) (g)	Market Value of Shares or Units of Stock that have not Vested (1)($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (1)(#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That have not Vested (1)($) (j)
Scott D. Sheffield	-	32,098 (2)	$98.69	02/15/2021	25,704 (4)	$4,731,335	43,883 (10)	$8,077,544
	-	36,232 (3)	$113.76	02/22/2022	28,085 (5)	$5,169,606	76,350 (11)	$14,053,745
					25,959 (6)	$4,778,273
					4,450 (7)	$819,112
					5,723 (8)	$1,053,433
					4,948 (9)	$910,778
Richard P. Dealy	-	11,213 (2)	$98.69	02/15/2021	8,980 (4)	$1,652,949	14,628 (10)	$2,692,576
	-	12,078 (3)	$113.76	02/22/2022	9,362 (5)	$1,723,263	24,703 (11)	$4,547,081
					8,399 (6)	$1,546,004
					23,404 (14)	$4,307,974
					1,554 (7)	$286,045
					1,907 (8)	$351,021
					1,601 (9)	$294,696
Mark S. Berg	7,120 (12)	-	$47.10	02/16/2020	5,612 (4)	$1,033,001	8,313 (10)	$1,530,174
	-	5,607 (2)	$98.69	02/15/2021	6,649 (5)	$1,223,881	14,598 (11)	$2,687,054
	-	6,863 (3)	$113.76	02/22/2022	5,839 (6)	$1,074,785
					13,298 (14)	$2,447,763
Chris J. Cheatwood	-	6,728 (2)	$98.69	02/15/2021	6,735 (4)	$1,239,711	9,975 (10)	$1,836,098
	-	8,235 (3)	$113.76	02/22/2022	7,979 (5)	$1,468,695	17,965 (11)	$3,306,818
					7,186 (6)	$1,322,727
					15,957 (14)	$2,937,205
Timothy L. Dove	44,000 (13)	-	$15.62	02/18/2019	15,574 (4)	$2,866,706	19,948 (10)	$3,671,828
	19,680 (12)	-	$47.10	02/16/2020	15,958 (5)	$2,937,389	34,808 (11)	$6,407,109
		15,558 (2)	$98.69	02/15/2021	13,923 (6)	$2,562,807
		16,470 (3)	$113.76	02/22/2022	31,915 (14)	$5,874,594
______________

(1)
Amounts in column (g) represent shares of the Company’s common stock underlying restricted stock or RSUs unvested as of December 31, 2013, and amounts in column (i) represent performance units which will vest, if at all, in amounts that depend on the relative performance of the Company’s common stock over a three-year performance period, all as described below. Dollar amounts in columns (h) and (j) are based on the closing price of $184.07 of the Company's common stock on December 31, 2013. With respect to performance units reported in columns (i) and (j), the number reported is calculated assuming maximum payout of each award. In addition to the vesting schedules described below, the vesting of all awards will accelerate upon a change in control, and the termination of the NEO's employment prior to the vesting date will affect the vesting of the award, all as described above in the section entitled "Narrative Disclosure for the 2013 Grants of Plan Based Awards Table."

(2)	This award of stock options vested in full on February 15, 2014, which was the third anniversary of the grant date, but these options were unexercisable on December 31, 2013.

(3)	This award of stock options vests in full on February 22, 2015, which is the third anniversary of the grant date.

(4)	This award of restricted stock, or RSUs in the case of Mr. Sheffield, vested in full on February 15, 2014, which was the third anniversary of the grant date, but was outstanding on December 31, 2013.

(5)	This award of restricted stock, or RSUs in the case of Mr. Sheffield, vests in full on February 22, 2015, which is the third anniversary of the grant date.

(6)	This award of restricted stock, or RSUs in the case of Mr. Sheffield, vests in full on February 20, 2016, which is the third anniversary of the grant date.

(7)
This award of Pioneer Southwest phantom units, as converted into RSUs of the Company, vested in full on February 15, 2014, which was the third anniversary of the grant date, but was outstanding on December 31, 2013.

(8)	This award of Pioneer Southwest phantom units, as converted into RSUs of the Company, vests in full on February 22, 2015, which is the third anniversary of the grant date.

(9)	This award of Pioneer Southwest phantom units, as converted into RSUs of the Company, vests in full on February 20, 2016, which is the third anniversary of the grant date.

(10)
This award of performance units was made in 2012 and has a three-year performance period (January 2012 to December 2014). The number of shares reported represents the number of performance units that would vest on December 31, 2014 if the Company’s relative TSR resulted in a ranking of first out of the twelve peer companies, which would be 250% of the "Target" number of performance units awarded, in accordance with the table in the section above entitled "Narrative Disclosure for the 2013 Grants of Plan-Based Awards Table." As of December 31, 2013, the Company’s relative TSR for this performance period would have resulted in a ranking of first place.

(11)
This award of performance units was made in 2013 and has a three-year performance period (January 2013 to December 2015). The conditions for vesting of this award are described above in "Narrative Disclosure for the 2013 Grants of Plan Based Awards Table." The number of shares reported represents the number of performance units that would vest on December 31, 2015 if the Company’s relative TSR resulted in a ranking of first out of the twelve peer companies, which would be 250% of the "Target" number of performance units awarded, in accordance with the table in the section above entitled "Narrative Disclosure for the 2013 Grants of Plan-Based Awards Table." As of December 31, 2013, the Company’s relative TSR for this performance period would have resulted in a ranking of first place.

(12)	This award of stock options vested in full on February 16, 2013, which was the third anniversary of the grant date, but was outstanding on December 31, 2012.

(13)	This award of stock options vested in full on February 18, 2012, which was the third anniversary of the grant date.

(14)
This retention award of restricted stock, or RSUs in the case of Mr. Dove, does not begin to vest until February 22, 2015, which is the third anniversary of the date of grant, at which time it begins vesting in equal one-third increments.

2013 Option Exercises and Stock Vested

The following table sets forth, for each NEO, information about exercises of stock options, the lapse of restrictions on stock awards and the vesting of performance units during 2013:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise (1)($) (c)	Number of Shares Acquired on Vesting (#) (d)			Value Realized on Vesting ($) (e)
Scott D. Sheffield	44,000	$4,382,280	45,156 40,163 24,144	(3) (4)	$ $ $	5,895,567 (2) 7,392,803 (3) 551,690 (4)
Richard P. Dealy	42,368	$5,396,429	12,315 14,030 6,585	(3) (4)	$ $ $	1,607,846 (2) 2,582,502 (3) 150,467 (4)
Mark S. Berg	-	$-	9,134 7,015	(3)	$ $	1,192,535 (2) 1,291,251 (3)
Chris J. Cheatwood	17,963	$1,802,965	9,750 8,418	(3)	$ $	1,272,960 (2) 1,549,501 (3)
Timothy L. Dove	22,100	$3,676,998	25,246 19,468	(3)	$ $	3,296,118 (2) 3,583,475 (3)
______________

(1)
The value realized per share acquired is based on the difference between the closing price per share of the Company's common stock on the date of exercise and the exercise price per share of the stock options.

(2)
The value realized with respect to vesting of restricted stock is based on the closing price per share of $130.56 of the Company's common stock on February 15, 2013, the most recent closing price of the Company’s common stock prior to the date of vesting of the awards on February 16, 2013.

(3)
These shares vested as of December 31, 2013, in respect of the performance unit awards granted in 2011, with the number of shares of stock earned with respect to such awards determined on the basis of the Company’s achievement of performance objectives for the performance period beginning January 1, 2011 and ending on December 31, 2013. For this performance period, the Company’s TSR resulted in a ranking of first place, providing a payout of 250 percent of the "Target" number of performance units awarded, in accordance with the table in the section above entitled "Narrative Disclosure for the 2013 Grants of Plan-Based Awards Table." The value realized with respect to these earned performance units is based on the closing price of $184.07 of the Company's common stock on December 31, 2013.

(4)
The number reported in column (d) is the number of common units of Pioneer Southwest that were issued (before tax) upon vesting of Pioneer Southwest phantom units. The value realized with respect to the vesting of the Pioneer Southwest phantom awards, as reported in column (e), is based on the closing price of $22.85 per Pioneer Southwest common unit on March 4, 2013, the date of vesting.

Pension Benefits

The Company does not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for its NEOs.

2013 Non-Qualified Deferred Compensation

The Company's NEOs participate in the 401(k) Plan, a Company-sponsored defined contribution retirement plan, and a non-qualified deferred compensation plan. The following table provides information about participation of each NEO in the Company's non-qualified deferred compensation plan:

Name (a)	Executive Contributions in Last FY (1) ($)(b)	Registrant Contributions in Last FY (2) ($)(c)	Aggregate Earnings in Last FY (3) ($)(d)	Aggregate Balance at Last FYE (4) ($)(f)
Scott D. Sheffield	$95,600	$95,600	$2,970,193	$8,789,678
Richard P. Dealy	$65,850	$43,900	$337,740	$1,997,737
Mark S. Berg	$37,000	$37,000	$23,944	$680,264
Chris Cheatwood	$98,019	$39,208	$45,748	$1,567,906
Timothy L. Dove	$57,246	$57,246	$380,919	$2,218,429
______________

(1)
The amounts reported in this column were deferred at the election of the NEO and are also included in the amounts reported in the Salary or Non-Equity Incentive Plan Compensation column of the "Summary Compensation Table" for 2013.

(2)	The amounts in this column are also included in the All Other Compensation column of the "Summary Compensation Table" for 2013.

(3)
The amounts in this column represent aggregate earnings on the investments made in the non-qualified deferred compensation plan that accrued during 2013 on amounts of salary and/or bonus deferred at the election of the NEO and the contributions made by the Company for each NEO pursuant to the Company's non-qualified deferred compensation plan.

(4)
The aggregate balance for each NEO reflects the cumulative value, as of December 31, 2013, of the contributions to the Company’s non-qualified deferred compensation plan made by that NEO and the Company for the NEO’s account, and any earnings on these amounts, since the NEO began participating in the plan. The Company has previously reported the Company contributions, executive contributions and above-market returns (to the extent the NEO’s compensation was required to be reported for the NEO pursuant to SEC rules) in its Summary Compensation Table since the 2006 fiscal year. The total amount previously reported in the Summary Compensation Table for each of the NEOs was as follows: Mr. Sheffield, $2,624,455; Mr. Dealy, $871,404; Mr. Berg, $422,766; Mr. Cheatwood, $873,457; and Mr. Dove, $989,505.

The non-qualified deferred compensation plan allows each participant to contribute up to 25 percent of base salary and 100 percent of annual cash bonus incentive payments. In addition, the Company may provide a matching contribution of 100 percent of the participant's contribution up to the first ten percent of an executive officer's base salary. The Company's matching contribution vests immediately.

The non-qualified deferred compensation plan permits each executive officer to make investment allocation choices for both the executive officer's contributions and the Company matching contributions made on the executive's behalf among the designated mutual funds offered as investment options under the non-qualified deferred compensation plan. The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest the plan account pursuant to the executive officer's investment choices. To date, the Company has chosen to actually invest the funds in the investment options selected by the executive officers so that the investment returns are funded, but such funds remain assets subject to the claims of the Company's general creditors. If a participant fails to make an investment election, then amounts allocated to his or her account shall be deemed to be invested in the investments designated by the plan administrator from time to time; the default investment for the 2013 year was the Vanguard Target Retirement Fund that most closely matches the year in which the participant would retire. An executive is permitted to change his or her investment choices at any time. No earnings on amounts deferred under the non-qualified deferred compensation plan are above-market or preferential. The following table lists the mutual fund investment options for the non-qualified deferred compensation plan in 2013, all of which were also investments options available to participants in the 401(k) Plan for 2013, with the annual rate of return for each fund:

Investment Funds	Rate of Return	Investment Funds	Rate of Return
500 Index Fund Inv	32.18%	Target Retirement 2010	9.10%
American Funds EuroPacific Gr R4	20.58%	Target Retirement 2015	13.00%
Artisan Mid Cap Value Investor	35.80%	Target Retirement 2020	15.85%
Columbia Acorn International Z	22.33%	Target Retirement 2025	18.14%
Eagle Small Cap Value Inv	34.52%	Target Retirement 2030	20.49%
Extended Mkt Index Inv	38.19%	Target Retirement 2035	22.82%
Inflation-Protect Sec Inv	-8.92%	Target Retirement 2040	24.37%
Inter-Term Treasury Inv	-3.09%	Target Retirement 2045	24.37%
Invesco Real Estate Institutional	2.18%	Target Retirement 2050	24.34%
JPMorgan Small Cap Equity Sel	36.44%	Target Retirement 2055	24.33%
Loomis Sayles Bond Instl	5.88%	Target Retirement 2060	24.35%
Oppenheimer Developing Markets	8.85%	Target Retirement Income	5.87%
PIMCO Total Return Admin	-1.92%	Templeton Global Bond A	2.41%
Prime Money Mkt Fund	0.02%	Total Bond Mkt Index Inv	-2.26%
PRIMECAP Fund Investor	39.73%	Total Intl Stock Ix Inv	15.04%
Prudential Jennison Natural Resources	10.08%	Total Stock Mkt Idx Inv	33.35%
Small-Cap Value Index Admiral	36.58%	Wellington Fund Inv	19.66%
T. Rowe Price Mid-Cap Growth	36.89%	Windsor II Fund Inv	30.69%

A participant's vested benefits may, at the option of the participant, be distributed in one cash lump sum payment, in five annual installments or in ten annual installments. Participants elect to receive this account balance under the Company’s non-qualified deferred compensation plan either upon separation from service or the first day of the plan year following the participant’s separation from service. Payments upon separation from service will be delayed six months in accordance with Section 409A of the Code in the event a participant is a "specified employee" for purposes of Section 409A.

A participant may be entitled to make a withdrawal prior to his or her termination of employment if the plan administrator determines that the participant has experienced an unforeseeable financial emergency, to the extent necessary to satisfy the participant's needs. An unforeseeable emergency is defined in the plan as a severe financial hardship to the participant that results from: (a) an illness or accident of the participant, the participant’s spouse, the participant’s beneficiary or the participant’s dependent, (b) a loss of the participant’s property due to casualty, or (c) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant.

In the event of a change in control, the entire amount credited to a participant under the non-qualified deferred compensation plan will be paid to the participant in a single lump sum cash payment. The plan relies upon the definition of a "change in control" as it exists in the Company’s 2006 Long-Term Incentive Plan at the time of occurrence of the change in control.

If a participant dies prior to the complete payment of his account, the entire amount remaining under the non-qualified deferred compensation plan will be paid in a single lump sum cash payment to the participant’s beneficiary in the first calendar quarter following the participant’s death.

Potential Payments Upon Termination or Change in Control

The Company is party to severance agreements and change in control agreements with each of its executive officers listed in the section entitled "Directors and Executive Officers." Salaries and annual cash bonus incentive payments are set by the Compensation Committee independent of these agreements and the Compensation Committee can increase or decrease base salaries and annual cash bonus opportunities at its discretion. See "Compensation Discussion and Analysis—Elements of the Company’s Compensation Program" for more information.

Equity Awards

For information about accelerated vesting of various equity awards, see the Narrative Disclosure for the 2013 Grants of Plan-Based Awards Table and the footnotes that follow the tables below quantifying payments under various termination scenarios and upon a change in control.

Severance Agreements

The severance agreements provide for the following payments upon a termination of employment due to death, disability or a normal retirement: (1) any earned but unpaid salary, (2) all accrued or vested obligations due to the executive pursuant to the Company’s employee benefit plans at the time of the termination, including any compensation that had previously been deferred by the executive, and (3) a separation payment in the amount of the executive officer’s base salary.

The severance agreements also provide that, if the executive officer terminates employment for good reason or if an executive’s employment with the Company terminates other than for cause, death, disability or normal retirement, the Company must pay the executive officer a separation payment in addition to earned salary and vested benefits. The separation payment is an amount equal to the sum of (1) one times the executive officer's base salary (three times base salary for Mr. Sheffield and 2.5 times base salary in the case of Mr. Dove), (2) 18 times the monthly cost for the executive officer to continue coverage for himself and his eligible dependents under the Company's group medical plans (36 times the monthly cost in the case of Mr. Sheffield and 30 times the monthly cost in the case of Mr. Dove), and (3) one-twelfth of the executive officer's base salary if the date of termination is less than 30 days following the notice of termination and the executive officer's employment is terminated by the Company. In the case of Messrs. Sheffield and Dove, the severance agreements also provide for the immediate vesting of certain equity awards under the Company's 2006 Long-Term Incentive Plan (for more information, see the footnotes to the tables quantifying potential payments in this section). Payment of an executive’s annual cash bonus incentive for the year of termination on any type of termination, other than a change in control termination (discussed below), is at the discretion of the Compensation Committee. The severance agreements terminate upon a change in control of the Company.

The severance agreements contain certain confidentiality, non-solicitation and non-interference provisions. The confidentiality provisions generally extend until three years following an executive’s termination of employment, while the non-solicitation of employees and non-interference with business relationships provisions extend for two years following the executive’s termination date.

Change in Control Agreements

The change in control agreements provide that, if the executive officer terminates employment (1) for good reason or (2) if an executive officer's employment with the Company terminates other than for cause, death, disability or normal retirement, in either case in connection with or within two years following a change in control, then the

Company must (A) pay the executive officer a separation payment, (B) provide the executive officer with continued group medical coverage at a cost equivalent to a similarly situated active employee for approximately three years (in the case of Messrs. Sheffield and Dove, until the date the executive is eligible for full medical benefits under the provisions of Medicare), (C) pay earned salary and vested benefits, and (D) fully vest all the executive officer's outstanding equity awards under the Company's 2006 Long-Term Incentive Plan. The separation payment is an amount equal to the sum of (1) 2.99 times the sum of the executive officer's base salary and target bonus determined in accordance with the terms of each agreement, (2) a pro-rated portion of the defined target bonus based on the days elapsed in the calendar year of termination, and (3) one-twelfth of the executive officer's annual base salary if the date of termination is less than 30 days following the notice of termination and the executive officer's employment is terminated by the Company.

The agreements do not provide a "gross-up" payment for excise taxes that might be imposed on payments under the change in control agreements by Section 4999 of the Code. The agreements contain a best-of-net provision, so that, in the event that excise taxes would be imposed on payments under the change in control agreements, the executive officer will either (1) pay the excise tax without assistance from the Company or (2) will have the payments reduced to an amount at which an excise tax no longer applies, based on which result is more favorable to the executive officer on an after-tax basis.

If the Company terminates an executive officer without cause following a potential change in control and if a change in control actually occurs within 12 months following the termination, the executive officer will be entitled upon the change in control to receive the difference between (1) any payments that the executive already received from the Company upon the executive’s actual termination date, and (2) those payments or benefits that would have been paid to the executive if the executive had been terminated without cause immediately following the change in control, plus a payment equal to the value of the executive officer's outstanding equity-based awards that were forfeited when his or her employment was terminated. If, after a change in control, an executive officer terminates employment because he is required to relocate more than 50 miles, but is not otherwise entitled to terminate employment for good reason, then the Company must (1) pay the executive officer a reduced separation payment equal to one times his or her annualized base salary, (2) pay the executive officer earned salary and vested benefits, and (3) provide the executive officer with continued coverage for one year under the Company’s group medical benefit plans. The change in control agreements continue for two years following a change in control that occurs during the term of the agreement.

The change in control agreements also provide for a payment equal to one times the executive officer's annual base salary in the event of his or her death, disability or normal retirement within two years following a change in control.

All payments, other than continued medical benefits, received under both the severance agreements and the change in control agreements are distributed as a lump sum. Cash separation payments under the severance agreements will only be made following the executive officer’s execution of a general release in favor of the Company. While the lump sum payments will be made within a ten day period following a termination of employment where possible, in the event that the individual is considered a "specified employee" pursuant to the regulations promulgated under Section 409A of the Code, certain payments or benefits may be delayed for a period of six months as required by the federal tax regulations in order to prevent an excise tax of 20 percent from being imposed on such payments.

Definitions. For purposes of the severance and change in control agreements, the terms set forth below generally have the meanings described below:

A "change in control" generally includes the occurrence of any of the following events or circumstances: (1) a person or group acquires securities of the Company that, together with any other securities held by such person, constitutes 40 percent or more of either (x) the then outstanding shares of the Company's common stock or (y) the combined voting power of the then outstanding voting securities of the Company, except for acquisitions directly from the Company and acquisitions by an employee benefit plan sponsored or maintained by the Company; (2) a majority of the members of the Board changes, other than new members elected or nominated by at least a majority of the then-current Board, absent an election contest or similar proxy dispute; (3) the Company merges or engages in a similar transaction, or sells all or substantially all of its assets, unless the Company's stockholders prior to the transaction own more than half of the voting interest of the Company or the resulting entity (in substantially the same ratios) after the transaction, and neither of the events in items (1) and (2) above has occurred for the Company or the resulting entity; or (4) the Company's stockholders approve a complete liquidation or dissolution of the Company. The change in control agreements also restrict the definition of a "change in control" to a change in control event for purposes of Section 409A of the Code in the event that an executive officer would receive payments under the agreement due to a termination of employment following a "potential change in control" but prior to the occurrence of a "change in control."

A "potential change in control" will be deemed to have occurred if (1) a person or group announces publicly an intention to effect a change in control, or commences an action that, if successful, could reasonably be expected to result in a change in control; (2) the Company enters into an agreement that would constitute a change in control; or (3) any other event occurs which the Board declares to be a potential change in control.

"Cause" generally means any of the following circumstances: (1) the officer's failure to substantially perform his or her duties, unless the failure is due to physical or mental incapacity, or to comply with a material written policy of the Company; (2) the officer's engaging in an act of gross misconduct that results in, or is intended to result in, material damage to the Company's business or reputation; (3) the officer's failure to cooperate in connection with an investigation or proceeding into the business practices or operations of the Company; or (4) the officer's conviction of a felony or a crime or misdemeanor involving moral turpitude or financial misconduct. In addition, in the severance agreements, "cause" includes a material violation by the officer of the provisions of the confidentiality and non-solicitation restrictions in the agreement.

A "disability" shall mean the employee’s physical or mental impairment or incapacity of such severity that, in the opinion of the Company’s chosen physician, the employee is unable to continue to perform his or her duties. A "disability" will also be deemed to have occurred if the employee becomes entitled to long-term disability benefits under any of the Company’s employee benefit plans.

"Good reason," in the change in control agreements, generally means any of the following circumstances: (1) the assignment to the officer of duties materially inconsistent with his or her position as compared to his or her duties immediately prior to the potential change in control or change in control; (2) a reduction in the officer's base salary; or (3) the failure to provide the officer the opportunity to earn annual bonuses and long-term incentive compensation, and to participate in retirement, deferred compensation, medical and similar benefits, all in a manner consistent with the Company's then existing practices.

The definition of "good reason" in Mr. Sheffield's and Mr. Dove's severance agreements is substantially similar to the definition in the change in control agreement, except that, in Mr. Sheffield's agreement, "good reason" also includes the failure of the Company to nominate him for re-election to the Board, or any failure of the stockholders to re-elect him to the Board, unless due to his death, disability, termination for cause or voluntary resignation. In the severance agreements for officers other than Messrs. Sheffield and Dove, "good reason" generally means a demotion of the officer to an officer position junior to his then existing position, or to a non-officer position, or a reduction in base salary that is not a Company-wide reduction and that is greater than 80 percent, or any reduction in base salary that is greater than 65 percent.

An executive will be considered eligible for "normal retirement" upon reaching the age of 60 years.

The following tables quantify the payments and benefits provided to the NEOs upon the events specified below. The value of the accelerated vesting or settlement of equity awards is based on the closing price of $184.07 of the Company's common stock on December 31, 2013.

Scott D. Sheffield. The following table shows, as of December 31, 2013, the estimated potential payments and benefits that would be received by Mr. Sheffield upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock/RSUs (2)	$-	$17,462,537	$10,625,349	$17,462,537
Performance Units (3)	$-	$22,136,448	$10,072,236	$22,136,448
Stock options (2)	$-	$5,287,999	$4,145,099	$5,287,999
Benefits & Perquisites:
Severance Payment	$-	$2,868,000	$956,000	$5,716,881
Prorated Bonus Payment (4)	$-	$956,000	$956,000	$956,000
Medical Benefit Continuation (5)	$-	$38,889	$-	$48,730
Pay in lieu of 30-day Notice (6)	$-	$79,667	$-	$79,667
Best-of-Net Tax Adjustment
Total	$-	$48,829,540	$26,754,684	$51,688,262
______________

(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2013, and therefore do not contemplate the effect on the long-term incentive compensation component resulting from the vesting in February 2014 of 25,704 RSUs and the grants of awards made in February 2014 under the Company’s Long Term Incentive Plan.

(2)
Unvested RSU and stock option awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated. Unvested RSU and stock option awards also automatically vest upon a termination not for cause or a termination for good reason.  In the case of normal retirement, death or disability, vesting of the awards is accelerated pro rata to the end of the month of termination.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated. Unvested performance unit awards also automatically vest with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period. In the case of death or disability, unvested performance unit awards vest pro rata to the end of the month with shares paid at target (because the performance units would be measured at target and not based on assumed performance, the amount shown in the table for the estimated potential payments of the performance units would actually be $4,030,506). Except in the case of a termination due to death or disability, the number of shares underlying performance units is calculated assuming the rankings specified in footnotes (10) and (11) of the 2013 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.

(5)
These amounts equal the cost of continued medical coverage for a period of 36 months in the event of a termination not for cause or a termination for good reason. In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage until Mr. Sheffield is eligible to receive Medicare benefits; thus, the period of continued coverage is three years and six months as of December 31, 2013.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Richard P. Dealy. The following table shows, as of December 31, 2013, the estimated potential payments and benefits that would be received by Mr. Dealy upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$3,610,196	$3,610,196	$5,853,978
Performance Units (3)	$-	$3,311,847	$3,311,847	$7,241,200
Stock options (2)	$-	$1,423,218	$1,423,218	$1,806,570
Retention Award (2)	$-	$-	$-	$4,307,974
Benefits & Perquisites:
Severance Payment	$-	$445,000	$445,000	$2,461,966
Prorated Bonus Payment (4)	$-	$445,000	$445,000	$378,400
Medical Benefit Continuation (5)	$-	$28,372	$-	$48,091
Pay in lieu of 30-day Notice (6)	$-	$37,083	$-	$37,083
Total	$-	$9,300,716	$9,235,261	$22,135,262
______________

(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2013, and therefore do not contemplate the effect on the long-term incentive compensation component resulting from the vesting in February 2014 of 8,980 shares of restricted stock and the grants of awards made in February 2014 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock, stock option, retention and RSU awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated. In the case of a termination not for cause, a termination for good reason, or normal retirement, death or disability, vesting of the awards, other than retention awards, is accelerated pro rata to the end of the month of termination. Upon a termination as described in the preceding sentence prior to the third anniversary of the date of grant, the restricted shares subject to the retention awards are forfeited to the Company. As a result, assuming a triggering event on December 31, 2013, only a change of control would result in vesting with respect to the restricted shares subject to the retention awards.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated. Unvested performance unit awards also automatically vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period. In the case of death or disability, unvested performance unit awards vest pro rata to the end of the month with shares paid at target (because the performance units would be measured at target and not based on assumed performance, the amount shown in the table for the estimated potential payments of the performance units would actually be $1,325,271). Except in the case of a termination due to death or disability, the number of shares underlying performance units is calculated assuming the rankings specified in footnotes (10) and (11) of the 2013 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.

(5)
These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreements. In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage for a period of 36 months.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Mark S. Berg. The following table shows, as of December 31, 2013, the estimated potential payments and benefits that would be received by Mr. Berg upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$2,022,091	$2,022,091	$3,331,667
Performance Units (3)	$-	$1,916,679	$1,916,679	$4,218,043
Stock options (2)	$-	$747,123	$747,123	$961,263
Retention Award (2)	$-	$-	$-	$2,447,763
Benefits & Perquisites:
Severance Payment	$-	$395,000	$395,000	$2,058,117
Prorated Bonus Payment (4)	$-	$316,000	$316,000	$293,333
Medical Benefit Continuation (5)	$-	$28,372	$-	$48,091
Pay in lieu of 30-day Notice (6)	$-	$32,917	$-	$32,917
Total	$-	$5,458,182	$5,396,893	$13,391,194
______________

(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2013, and therefore do not contemplate the effect on the long-term incentive compensation component resulting from the vesting in February 2014 of 5,612 shares of restricted stock and the grants of awards made in February 2014 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock, stock option and retention awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated. In the case of a termination not for cause, a termination for good reason, or normal retirement, death or disability, vesting of the awards, other than retention awards, is accelerated pro rata to the end of the month of termination. Upon a termination as described in the preceding sentence prior to the third anniversary of the date of grant, the restricted shares subject to the retention awards are forfeited to the Company. As a result, assuming a triggering event on December 31, 2013, only a change of control would result in vesting with respect to the restricted shares subject to the retention awards.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated. Unvested performance unit awards also automatically vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period. In the case of death or disability, unvested performance unit awards vest pro rata to the end of the month with shares paid at target (because the performance units would be measured at target and not based on assumed performance, the amount shown in the table for the estimated potential payments of the performance units would actually be $766,978). Except in the case of a termination due to death or disability, the number of shares underlying performance units is calculated assuming the rankings specified in footnotes (10) and (11) of the 2013 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.

(5)
These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreements. In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage for a period of 36 months.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Chris J. Cheatwood. The following table shows, as of December 31, 2013, the estimated potential payments and benefits that would be received by Mr. Cheatwood upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$2,435,798	$2,435,798	$4,031,133
Performance Units (3)	$-	$2,327,262	$2,327,262	$5,144,129
Stock options (2)	$-	$896,460	$896,460	$1,153,439
Retention Award (2)	$-	$-	$-	$2,937,205
Benefits & Perquisites:
Severance Payment	$-	$395,000	$395,000	$2,058,117
Prorated Bonus Payment (4)	$-	$316,000	$316,000	$293,333
Medical Benefit Continuation (5)	$-	$28,703	$-	$47,975
Pay in lieu of 30-day Notice (6)	$-	$32,917	$-	$32,917
Total	$-	$6,432,140	$6,370,520	$15,698,248
______________

(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2013, and therefore do not contemplate the effect on the long-term incentive compensation component resulting from the vesting in February 2014 of 6,735 shares of restricted stock and the grants of awards made in February 2014 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock, stock option and retention awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated. In the case of a termination not for cause, a termination for good reason, or normal retirement, death or disability, vesting of the awards, other than retention awards, is accelerated pro rata to the end of the month of termination. Upon a termination as described in the preceding sentence prior to the third anniversary of the date of grant, the restricted shares or RSUs subject to the retention awards are forfeited to the Company. As a result, assuming a triggering event on December 31, 2013, only a change of control would result in vesting with respect to the restricted shares or RSUs subject to the retention awards.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated. Unvested performance unit awards also automatically vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period. In the case of death or disability, unvested performance unit awards vest pro rata to the end of the month with shares paid at target (because the performance units would be measured at target and not based on assumed performance, the amount shown in the table for the estimated potential payments of the performance units would actually be $931,275). Except in the case of a termination due to death or disability, the number of shares underlying performance units is calculated assuming the rankings specified in footnotes (10) and (11) of the 2013 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.

(5)
These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreements. In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage for a period of 36 months.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Timothy L. Dove. The following table shows, as of December 31, 2013, the estimated potential payments and benefits that would be received by Mr. Dove upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$8,366,902	$5,214,407	$8,366,902
Performance Units (3)	$-	$10,081,143	$4,585,026	$10,081,143
Stock options (2)	$-	$2,486,348	$1,962,244	$2,486,348
Retention Award (2)	$-	$-	$-	$5,874,594
Benefits & Perquisites:
Severance Payment	$-	$1,450,000	$580,000	$3,370,727
Prorated Bonus Payment (4)	$-	$580,000	$580,000	$547,333
Medical Benefit Continuation (5)	$-	$47,287	$-	$248,573
Pay in lieu of 30-day Notice (6)	$-	$48,333	$-	$48,333
Total	$-	$23,060,013	$12,921,677	$31,023,953
______________

(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above. Additionally, the benefits and payments quantified herein have been determined as of December 31, 2013, and therefore do not contemplate the effect on the long-term incentive compensation component resulting from the vesting in February 2014 of 15,574 shares of restricted stock and the grants of awards made in February 2014 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock, stock option and retention awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated. Unvested stock option and restricted stock awards, other than retention awards, also automatically vest (i) 100 percent in the event of a termination not for cause or a termination for good reason or (ii) pro rata to the end of the month of termination, in the event of normal retirement, death or disability. Upon a termination as described in the preceding sentence prior to the third anniversary of the date of grant, the RSUs subject to the retention awards are forfeited to the Company. As a result, assuming a triggering event on December 31, 2013, only a change of control would result in vesting with respect to the RSUs subject to the retention awards.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated. Unvested performance unit awards also automatically vest with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period. In the case of death or disability, unvested performance unit awards vest pro rata to the end of the month with shares paid at target (because the performance units would be measured at target and not based on assumed performance, the amount shown in the table for the estimated potential payments of the performance units would actually be $1,834,744). Except in the case of a termination due to death or disability, the number of shares underlying performance units is calculated assuming the rankings specified in footnotes (10) and (11) of the 2013 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.

(5)
These amounts equal the cost of continued medical coverage for a period of 30 months in the event of a termination not for cause or a termination for good reason. In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage until Mr. Dove is eligible to receive Medicare benefits; thus, the period of continued coverage is eight years as of December 31, 2013.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

COMPENSATION PROGRAMS AND RISK CONSIDERATIONS

The Company does not believe that its policies and practices of compensating its employees give rise to risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, the Company considered the following:

•
The Board has adopted a clawback policy, and has established substantial stock ownership guidelines for the Company’s directors and executive officers, as well as other officers of the Company and its subsidiaries.

•
As discussed in the Compensation Discussion and Analysis section, the Company’s compensation program for its executive officers is weighted toward pay-for-performance; however, the Company believes the following aspects mitigate against its executive officers taking excessive risk:

•
The annual long-term incentive plan award component of the program, which is intended to be the largest component of each executive officer’s overall compensation package, is divided into different types of awards, but all are weighted toward long-term achievement, with vesting periods of three years that are based on the value of the Company’s stock and not on any particular metric, which could encourage risk-taking. To further enhance the long-term incentive component of the program, in February 2012, the Compensation Committee approved a special retention award of restricted shares with a longer vesting period than the Company’s typical equity awards. These retention awards vest over a five-year period, with vesting not scheduled to commence until 2015, and then in equal one-third installments over the three-year period ending in 2017, subject to continuing employment.

•
Each executive officer’s annual cash bonus incentive payment is based on a number of goals set for the Company as a whole, some of which counteract the potential for risk taking, such as goals for levels of indebtedness, and is ultimately subject to the Compensation Committee’s discretion to reduce the amount of the payout so that the Committee can consider both the risks facing the Company and market conditions at the time of the decision.

•
With regard to the Company’s overall compensation program, while the Company has organized itself into asset teams focused on the Company’s significant oil and gas assets, the Company’s compensation philosophy is focused on the Company’s performance as a whole, and any variations in compensation based on achievements within any one asset team or employee group consist of relatively small adjustments to salary and bonus. The Company does not compensate any division or group of its employees significantly differently than any other. In addition, substantially all of the Company’s employees receive grants of equity awards each year that vest over a period of three years in order to align their interests with the long-term performance of the Company.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Buchanan, Cates, Thompson and Ramsey and Ms. Methvin served on the Compensation Committee during fiscal year 2013, as did Messrs. Lundquist and Reiman, who resigned from the Board and the Compensation Committee in February 2013. None of the directors who served on the Compensation Committee during fiscal year 2013 has ever served as one of the Company’s officers or employees. During fiscal year 2013, none of the Company’s executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on the Board or the Compensation Committee.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee's purpose is to assist the Board in its oversight of the Company's internal controls, financial statements and the audit process. The Board, in its business judgment, has determined that all members of the Audit Committee meet the independence standards of the NYSE and the SEC applicable to members of the Audit Committee.

Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for auditing the Company's internal controls over financial reporting. While the Audit Committee has the responsibilities and powers set forth in its charter and management and the independent registered public accounting firm for the Company are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2013 with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight in Rule 3200T, and any other applicable accounting and auditing standards. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence.

Based on the reports and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to below and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Audit Committee has also selected Ernst & Young LLP as the Company's independent registered public accounting firm for 2014.

Although determined to be financially literate (as defined by the SEC rules), the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards or legal or regulatory matters. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young LLP is in fact independent.

Respectfully submitted by the Audit Committee of the Board of Directors,

R. Hartwell Gardner, Chairman
Thomas D. Arthur
Larry R. Grillot
Frank A. Risch
Jim A. Watson
Phoebe A. Wood

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company's Corporate Governance Guidelines cover the following principal subjects:

•	Role and functions of the Board and its Lead Director

•	Qualifications and independence of directors

•	Size of the Board and director selection process

•	Committee functions and independence of committee members

•	Meetings of non-employee directors

•	Self-evaluation

•	Ethics and conflicts of interest (a copy of the current "Code of Business Conduct and Ethics" is posted on the Company's website at www.pxd.com)

•	Reporting of concerns to non-employee directors or the Audit Committee

•	Compensation of the Board and stock ownership requirements

•	Succession planning and annual compensation review of senior management

•	Access to senior management and to independent advisors

•	New director orientation

•	Continuing director education

•	Review and approval of related person transactions

The Company’s Corporate Governance Guidelines are posted on the Company's website at www.pxd.com/about/governance. The Corporate Governance Guidelines are reviewed periodically and as necessary by the Company's Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines are presented to the Board for its approval.

The NYSE has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes that the Corporate Governance Guidelines comply with the NYSE rules.

Board Leadership

Mr. Sheffield was first elected Chief Executive Officer of the Company in August 1997 and Chairman of the Board ("Chairman") of the Company in August 1999, and has been re-elected to those positions each year since 1999. Mr. Sheffield also served as the Chairman of the Board and Chief Executive Officer of Parker & Parsley, a predecessor of the Company, from January 1989 until the formation of the Company in August 1997.

The Board believes that at present the combined role of Chairman and CEO promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute the Company’s strategy and business plans. As CEO, Mr. Sheffield is best suited to ensure that critical business issues are brought before the Board, which enhances the Board’s ability to develop and implement business strategies.

To maintain a strong and independent board, all directors of the Company, other than Messrs. Sheffield and Dove, are "independent" as described in more detail below. In addition, the Company’s Corporate Governance Guidelines provide that if the Chairman is also the Chief Executive Officer, the Board shall have a Lead Director, who is to be an independent director designated by the Nominating and Corporate Governance Committee, which is composed entirely of independent directors, from among its members, and who will serve as the chair of the Nominating and Corporate Governance Committee.

Mr. Ramsey has served as Lead Director of the Board since November 2002. In this capacity, Mr. Ramsey provides, in conjunction with the Chairman, leadership and guidance to the Board. He also:

•	presides at all meetings of the Board at which the Chairman is not present, including the executive sessions of the independent directors, and has the authority to call such executive sessions;

•	in consultation with the Chairman and Secretary, approves the agenda and meeting schedules for each meeting of the Board, taking into account suggestions of other directors;

•	coordinates the nature, quality, quantity and timeliness of, and is authorized to approve, information sent to the Board in advance of meetings;

•	serves as liaison between the Chairman and the independent directors, although all of the independent directors have complete and open access to the Chairman and all members of management; and

•	serves as the Board's contact for direct employee and stockholder communications with the Board.

In addition, all directors are encouraged to suggest the inclusion of agenda items and meeting materials, and any director is free to raise at any Board meeting items that are not on the agenda for that meeting. All of these principles are set forth in the Company’s Corporate Governance Guidelines.

The Board regularly meets in executive session without the presence of the CEO or other members of management. The Lead Director presides at these meetings and provides the Board’s guidance and feedback to the Chairman and the Company’s management team.

Given the strong leadership of the Company’s Chairman and CEO, the effective counterbalancing role of the Lead Director and a Board comprised of strong and independent directors, the Board believes that, at the present time, the combined role of Chairman and CEO best serves the interests of the Company and its stockholders.

Director Independence

Each year, the Board assesses the independence of its directors. In making this assessment, the Board uses the independence standards of the NYSE corporate governance rules for determining whether directors are independent, and additionally considers the rules of the SEC and the NYSE in determining independence for Audit Committee and Compensation Committee members. A director cannot be considered independent unless the Board affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE and SEC.

The Board has assessed the independence of each director and each nominee for director under the independence standards of the NYSE and affirmatively determined that all of the Board’s non-employee directors (Messrs. Arthur, Buchanan, Cates, Gardner, Ramsey, Risch, Thompson and Watson, Dr. Grillot and Mses. Methvin and Wood) are independent. The Board also determined that Messrs. Lundquist and Reiman, two non-employee directors who resigned from the Board in February 2013, were independent In connection with its assessment of Mr. Thompson’s independence, the Board reviewed the facts and circumstances of his role as an independent director of Alaska Air Group, Inc. and Tetra Tech, Inc., each of which is a vendor to the Company in the ordinary course of their business. The Board concluded that Mr. Thompson is an independent director because his role at each of the vendors is limited to that of an independent director, each of the vendors is large public company, and the amount of business done between the Company and each of the vendors is immaterial to the Company and to each vendor (less than 0.1% of the vendor’s gross revenues for 2012, the last full year prior to the assessment). In considering Dr. Grillot’s independence, the Board reviewed the facts and circumstances of Dr. Grillot’s role as dean of the Mewbourne College of Earth and Energy at the University of Oklahoma. The university is among several college institutions that were recipients of donations by the Company in 2013 of up to $250,000, and the Company is a member of a research consortium associated with the engineering program at the university for which the Company pays a membership fee of $400,000 per year. In addition, Mr. Cheatwood is a member of the Board of Visitors at the university, which is an advisory board composed of alumni, corporate leaders and scientists. The Board concluded that Dr. Grillot is an independent director because the contributions and membership fee were immaterial to the university (less than 0.1% of the university’s gross revenues) and Mr. Cheatwood’s role as one of about 30 members of the board, which serves only in an advisory capacity, does not provide him the ability to influence the university or Dr. Grillot.

In connection with its assessment of the independence of each non-employee director, the Board also determined that each member of the Audit Committee meets the additional independence standards of the NYSE and SEC applicable to members of the Audit Committee. Those standards require that the director not be an affiliate of the Company and that the director not receive from the Company, directly or indirectly, any consulting, advisory or other compensatory fees except for fees for services as a director.

In connection with its independence assessment, the Board also determined that each member of the Compensation Committee meets the additional independence standards of the NYSE and SEC applicable to members of the Compensation Committee. Those standards require that the Board consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to his or her ability to be independent from management of the Company in connection with the duties of a member of the Compensation Committee, including the source of his or her compensation and whether he or she is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

Financial Literacy of Audit Committee and Designation of Financial Experts

In 2013 the Board evaluated the members of the Audit Committee for financial literacy and the attributes of a financial expert. The Board determined that each of the Audit Committee members is financially literate and that three of the Audit Committee members (Messrs. Gardner and Risch and Ms. Wood) are audit committee financial experts as defined by the SEC.

Oversight of Risk Management

Except as discussed below, the Board as a whole oversees the Company’s assessment of major risks and the measures taken to manage such risks.  For example:

•
the Board oversees the long-term strategic direction of the Company, and in doing so periodically reviews the Company’s strategic plans, the principal issues and risks that the Company may face and management’s efforts to monitor and mitigate those risks;

•
the Board oversees management of the Company’s commodity price risk through regular review with executive management of the Company’s derivatives strategy, and the oversight of the Company’s policy that limits the Company’s authority to enter into derivative commodity price instruments to a specified level of production, above which management must seek Board approval;

•
the Board has established specific dollar limits on the commitment authority of members of senior management and requires Board approval of expenditures exceeding that authority and of other material contracts and transactions; and

•	the Board reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board review significant departures from those plans.

The Audit Committee of the Board is responsible for overseeing the Company’s assessment and management of financial reporting and internal controls risks, as well as other financial risks such as the credit risks associated with counterparty exposure. Management and the Company’s external and internal auditors report regularly to the Audit Committee on those subjects.

The Health, Safety and Environment Committee of the Board provides oversight for the Company’s health, safety and environmental ("HSE") practices and monitors management’s efforts in creating a culture of safety. In addition, certain members of the Board periodically meet with the executives and employees of the Company responsible for overseeing the Company's proved reserves estimates to assist the Board in its oversight of the risks related to the Company’s disclosure of proved reserves of oil and gas.

The administration of the Board's risk oversight role does not have a direct effect on the Board's leadership structure.

Attendance at Annual Meetings

The Board encourages all directors to attend the annual meetings of stockholders, if practicable. All of the then-serving directors attended the 2013 Annual Meeting of Stockholders held on May 23, 2013.

Procedure for Directly Contacting the Board and Whistleblower Policy

The means for stockholders and any other interested parties to contact the Board (including the Lead Director) directly has been established and is published on the Company's website at www.pxd.com. Matters for which this contact may be used include allegations about actions of the Company or its directors, officers or employees involving (i) questionable accounting, internal controls and auditing matters; (ii) materially misleading statements or omissions in SEC reports, press releases, or other public statements or other forms of wire, mail or securities fraud; (iii) violations of law, Company policy or the Company's Code of Business Conduct and Ethics; or (iv) other concerns that should be brought to the attention of the Company’s independent directors. All complaints and concerns will be received and processed by the Company's Corporate Secretary's Office. Complaints relating to the Company's accounting, internal accounting controls or auditing matters will be referred to the Audit Committee and other concerns will be referred to the Lead Director. Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person (if known) providing the information in connection with government or private legal actions and in some other circumstances. The Company's policy is not to take any adverse action, and to not tolerate any retaliation against any person for asking questions or making good faith reports of possible violations of law, Company policy or the Code of Business Conduct and Ethics.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of April 2, 2014, by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company’s common stock, (ii) each NEO of the Company, (iii) each current director of the Company and (iv) all current directors and executive officers as a group. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name of Person or Identity of Group	Number of Shares	Percentage Of Class (1)
T. Rowe Price Associates, Inc. (3)	14,893,631	10.4
100 E. Pratt Street
Baltimore, Maryland 21202
Capital World Investors (4)	11,234,900	7.9
333 South Hope Street
Los Angeles, CA 90071
Wellington Management Company, LLP (5)	8,236,609	5.8
280 Congress Street
Boston, MA 02210
BlackRock, Inc. (6)	7,783,270	5.4
40 East 52nd Street
New York, NY 10022
Scott D. Sheffield (7)(8)(9)(10)	647,133	(2)
Richard P. Dealy (7)(9)(11)(12)	201,790	(2)
Mark S. Berg (9)(11)(12)(13)	82,929	(2)
Chris J. Cheatwood (7)(8)(9)(11)(12)(14)	114,474	(2)
Timothy L. Dove (7)(9)(11)(12)	320,610	(2)
Thomas D. Arthur (12)(14)	25,068	(2)
Edison C. Buchanan (12)	25,370	(2)
Andrew F. Cates (7)(12)(14)	21,320	(2)
R. Hartwell Gardner (12)	21,527	(2)
Larry R. Grillot (9)(12)	1,625	(2)
Stacy P. Methvin (9)(12)	1,125	(2)
Charles E. Ramsey, Jr. (12)(14)	17,034	(2)
Frank A. Risch (12)	15,493	(2)
J. Kenneth Thompson (8)(9)(12)	6,856	(2)
Jim A. Watson (12)	7,427	(2)
Phoebe A. Wood (9)(12)	1,125	(2)
All directors and executive officers as a group (19 persons) (9)(11)(12)	1,638,110	1.1
___________

(1)	Based on 143,199,374 shares of common stock outstanding.

(2)	Does not exceed one percent of class.

(3)
According to an Amendment to Schedule 13G filed with the SEC on February 11, 2014, T. Rowe Price Associates, Inc. has sole voting power with regard to 4,781,242 shares, shared voting power with regard to 0 shares, sole dispositive power with regard to 14,893,631 shares, and shared dispositive power with regard to 0 shares.

(4)
According to an Amendment to Schedule 13G filed with the SEC on February 13, 2014, Capital World Investors has sole voting power with regard to 11,234,900 shares, shared voting power with regard to 0 shares, sole dispositive power with regard to 11,234,900 shares, and shared dispositive power with regard to 0 shares.

(5)
According to a Schedule 13G filed with the SEC on February 14, 2014, Wellington Management Company, LLP has sole voting power with regard to 0 shares, shared voting power with regard to 3,814,212 shares, sole dispositive power with regard to 0 shares, and shared dispositive power with regard to 8,236,609 shares.

(6)
According to an Amendment to Schedule 13G filed with the SEC on January 30, 2014, BlackRock Inc. has sole voting power with regard to 6,566,476 shares, shared voting power with regard to 0 shares, sole dispositive power with regard to 7,783,270 shares, and shared dispositive power with regard to 0 shares.

(7)
Includes the following number of shares held in each respective officer’s or director's 401(k) Plan account: Mr. Sheffield, 22,012; Mr. Dealy, 310; Mr. Cheatwood, 129; Mr. Dove, 350; and Mr. Cates, 882.

(8)
Includes the following number of shares held in each respective officer’s investment retirement account: Mr. Cheatwood, 2,000; and Mr. Thompson, 100. Excludes 37,827 shares held for the benefit of Mr. Sheffield through Pioneer’s non-qualified deferred compensation plan.

(9)
Excludes the following number of RSUs that are unvested and will not vest within 60 days: Mr. Sheffield, 87,988; Mr. Dealy, 3,508; Mr. Dove, 41,492; Dr. Grillot, 1,000; Ms. Methvin, 1,000; Mr. Thompson, 588; and Ms. Wood, 1,000; and all directors and executive officers as a group, 171,172. Also, excludes the performance units held by the executive officers that will vest if and to the extent predetermined performance targets are achieved assuming that performance targets are achieved.

(10)
Includes (i) 20,000 shares owned by a trust whose beneficiaries are members of Mr. Sheffield’s family and for which he serves as trustee, but Mr. Sheffield has no beneficial interest in the trust, and (ii) 20,000 shares owned by a trust whose beneficiaries are members of Mr. Sheffield’s family and for which Mr. Sheffield’s spouse serves as trustee, but Mr. Sheffield has no beneficial interest in the trust.

(11)
Includes the following number of shares subject to exercisable stock options: Mr. Dealy, 4,213; Mr. Berg, 5,607; Mr. Cheatwood, 6,728; Mr. Dove, 79,238; and all directors and executive officers as a group, 112,224.

(12)
Includes the following number of (i) unvested restricted shares or (ii) RSUs that will vest within 60 days: Mr. Dealy, 47,682; Mr. Berg, 29,877; Mr. Cheatwood, 36,017; Mr. Dove, 29,881; Mr. Arthur, 444; Mr. Buchanan, 474; Mr. Cates, 444; Mr. Gardner, 474; Dr. Grillot, 375; Ms. Methvin, 375; Mr. Ramsey, 494; Mr. Risch, 444; Mr. Thompson, 444; Mr. Watson, 444; Ms. Wood, 375; and all directors and executive officers as a group, 174,997.

(13)	Includes 19,668 shares owned by a trust whose beneficiaries are members of Mr. Berg’s family and for which Mr. Berg’s spouse serves as trustee, but Mr. Berg has no beneficial interest in the trust.

(14)
Includes the following number of shares held in the names of each respective officer’s or director's children or in trusts for the benefit of family members: Mr. Cheatwood, 3,750; Mr. Arthur, 22,124; Mr. Cates, 1,354; and Mr. Ramsey 16,540.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The executive officers and directors of the Company are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in the Company’s common stock, as well as changes in that ownership. To the Company’s knowledge, based solely on its review of these reports and written representations from these individuals that no other reports were required, all required reports were timely filed during 2013, except for (i) one Form 4 that was filed one day late on behalf of Timothy L. Dove, a Director and President and Chief Operating Officer, with respect to one transaction, and (ii) one Form 4 that was filed late on behalf of Richard P. Dealy, Executive Vice President and Chief Financial Officer, with respect to one transaction that was carried out in his brokerage account without his prior knowledge.

TRANSACTIONS WITH RELATED PERSONS

Employment of Family Members. Tom Sheffield, the brother of Scott D. Sheffield, is employed at a subsidiary of the Company as the Vice President, Rockies Asset Team. For 2013, Tom Sheffield was paid $278,000 in base salary and $242,744 in bonus and other benefits and received equity compensation awards under the Company’s 2006 Long-Term Incentive Plan having a grant date fair value for financial statement purposes of $440,000. Scott D. Sheffield disclaims any interest in Tom Sheffield's compensation. Ryan Pervier, the son-in-law of William F. Hannes, is employed at a subsidiary of the Company as a Senior Engineer. For 2013, Ryan Pervier was paid $133,000 in base salary and $66,246 in bonus and other benefits and received equity compensation awards under the Company’s 2006 Long-Term Incentive Plan having a grant date fair value for financial statement purposes of $48,000. William F. Hannes disclaims any interest in Ryan Pervier's compensation.

Well Operations Transaction. On August 1, 2008, Bryan Sheffield, the son of Scott D. Sheffield, obtained from his maternal grandfather ownership of Parsley Energy Operations LLC ("Parsley Energy"), a company that operates 115 Spraberry field wells in which the Company holds an average 33 percent working interest. For 2013, Parsley Energy received standard overhead and supervision fees for operating these wells in the amount of approximately $1,610,000 (with the Company's net share being $527,000). Scott D. Sheffield disclaims any interest in any compensation paid to Bryan Sheffield from the operation of these wells.

Procedures for Review, Approval and Ratification of Related Person Transactions

The Company's Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will periodically review all related person transactions that the rules of the SEC require be disclosed in the Company's Proxy Statement, and make a recommendation to the Board regarding the initial authorization or ratification of any such transaction. In the event that the Board considers ratification of a related person transaction and determines not to so ratify, the Corporate Governance Guidelines provide that management will make all reasonable efforts to cancel or annul the transaction. In February 2014, the Nominating and Corporate Governance Committee conducted its annual review of all such related person transactions.

The Corporate Governance Guidelines provide that in determining whether or not to recommend the initial approval or ratification of a related person transaction, the Nominating and Corporate Governance Committee should consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) whether there is an appropriate business justification for the transaction; (ii) the benefits that accrue to the Company as a result of the transaction; (iii) the terms available to unrelated third parties entering into similar transactions; (iv) the impact of the transaction on a director's independence (in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer); (v) the availability of other sources for comparable products or services; (vi) whether it is a single transaction or a series of ongoing, related transactions; and (vii) whether entering into the transaction would be consistent with the Company's Code of Business Conduct and Ethics.

There were no transactions since the beginning of 2013 that were required to be reported in "Transactions with Related Persons" where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

ITEM TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as the independent registered public accounting firm of the Company for 2014. Ernst & Young LLP has audited the Company's consolidated financial statements since 1998. The 2013 audit of the Company's annual consolidated financial statements and effectiveness of internal control over financial reporting was completed on February 13, 2014.

The Board is submitting the selection of Ernst & Young LLP for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider the selection of that firm as the Company's independent registered public accounting firm.

The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company's independent registered public accounting firm. The stockholders' ratification of the selection of Ernst & Young LLP does not limit the authority of the Audit Committee to change independent registered public accounting firms at any time.

Audit Fees. The aggregate fees of Ernst & Young LLP for professional services rendered for the (i) audit of the Company's annual consolidated financial statements included in its Annual Report on Form 10-K; (ii) audit of the Company's internal control over financial reporting; (iii) reviews of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q; (iv) services rendered to the Company’s consolidated subsidiary, Pioneer Southwest, in connection with the audit of its annual consolidated financial statements for 2012 and review of its quarterly financial statements for 2012 and 2013; and (v) services in connection with the Company's and Pioneer Southwest’s other filings with the SEC, including review and preparation of registration statements, comfort letters, consents and research necessary to comply with generally accepted auditing standards for the years ended December 31, 2013 and 2012, were $2,928,388 and $2,921,000, respectively.

Audit-Related Fees. The aggregate fees of Ernst & Young LLP for audit-related services provided to the Company totaled $310,154 and $352,000 during each of the years ended December 31, 2013 and 2012, respectively. Audit-related services comprised audits of the Company's 401(k) Plans and certain affiliated partnerships and subsidiaries, and related out-of-pocket expenses.

Tax Fees. The aggregate fees of Ernst & Young LLP for tax services provided to the Company totaled $15,263 and $51,000 during the years ended December 31, 2013 and 2012, respectively. Tax services primarily comprised tax return preparation and review services for the Company's international subsidiaries and consultation on various tax issues.

All Other Fees. The aggregate fees of Ernst & Young LLP for other services provided to the Company during each of the years ended December 31, 2013 and 2012 totaled $1,995. The other services comprised access to Ernst & Young LLP's on-line research services.

The Charter of the Company's Audit Committee requires that the Audit Committee review the plan, scope and estimated fees of Ernst & Young LLP's audit, audit-related, tax and other services and pre-approve such services. The Audit Committee pre-approved 100 percent of the services described above under the captions "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees."

The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2014.

ITEM THREE
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act requires public companies to conduct a separate shareholder advisory vote to approve the compensation of executives, commonly known as a "say-on-pay" proposal. Accordingly, the Board is submitting for an advisory vote a proposal that the Company’s stockholders approve the compensation of the NEOs.

The Board recommends that the Company’s stockholders vote in favor of the following advisory resolution:

"Resolved, that the stockholders of Pioneer Natural Resources Company approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for this Annual Meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting."

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of the NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, the Board or the Compensation Committee. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of the Company’s stockholders, and will take into account the outcome of the vote when considering future executive compensation arrangements. In accordance with the vote of the Company’s stockholders in 2011, the Board intends to hold this vote annually, and the next advisory vote to approve named executive officer compensation will occur in 2015.

Recommendation

The Board unanimously recommends that stockholders vote FOR the proposal to approve, on an advisory basis, the named executive officer compensation as described in this Proxy Statement.

ITEM FOUR

REAPPROVAL OF THE ELIGIBLE EMPLOYEES, BUSINESS CRITERIA AND
MAXIMUM ANNUAL PER PERSON COMPENSATION LIMITS UNDER THE
2006 LONG-TERM INCENTIVE PLAN FOR PURPOSES OF COMPLYING WITH
SECTION 162(M) OF THE CODE

Background

The Company’s 2006 Long-Term Incentive Plan (the "2006 Plan") was originally established in 2006, and is designed in part so that awards may qualify for exemption from the deduction limitations of Section 162(m) of the Code ("Section 162(m)") by providing for "performance-based compensation" to "covered employees" within the meaning of Section 162(m). In order to qualify for this exemption, the regulations under Section 162(m) require, among other things, that the material terms of the 2006 Plan be periodically disclosed to and approved by the Company’s stockholders. For purposes of Section 162(m), the material terms of the 2006 Plan are the eligible employees, business criteria and maximum amount of compensation that may be paid to any individual in a specified period.

The Company’s stockholders initially approved the 2006 Plan at the Company’s 2006 Annual Meeting of Stockholders and most recently approved the material terms of the plan at the Company’s 2009 Annual Meeting of Stockholders. At this meeting, you are not being asked to approve any increase in the number of shares available for grant under the 2006 Plan or any other amendment to the 2006 Plan, nor are you being asked to reapprove the 2006 Plan itself. No changes are being made to the material terms of the 2006 Plan; you are simply being asked to reapprove the existing material terms contained in the 2006 Plan to allow the Company to grant awards under the 2006 Plan that may qualify as "performance-based compensation" under Section 162(m).

Reasons for the Proposal

The use of stock-based awards under the 2006 Plan continues to be a key component of the Company’s compensation program. The 2006 Plan is a broad-based plan under which the Company grants awards to substantially all of its employees, including officers, and to its non-employee directors to provide such individuals incentive and reward opportunities designed to enhance the growth of the Company.

The Company is requesting that stockholders approve the material terms of the 2006 Plan so that awards under the 2006 Plan that are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) ("162(m) Awards") may be deductible by the Company. Although the Company has not adopted a policy that all compensation paid to its executive officers must be tax-deductible and the Company expects that it may continue to pay compensation to its executives that is not fully deductible, the 2006 Plan is designed, in part, so that awards may qualify for exemption from the deduction limitations of Section 162(m) by providing "performance-based compensation" to Covered Employees (as defined below). Under Section 162(m), the federal income tax deductibility of compensation paid to the CEO and the Company’s three other most highly compensated officers (other than the Company’s principal financial officer) determined pursuant to the SEC’s executive compensation disclosure rules ("Covered Employees") may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, the Company may deduct compensation paid to its Covered Employees in excess of that amount if it qualifies as "performance-based compensation" as defined in Section 162(m). In addition to certain other requirements, in order for 162(m) Awards to constitute "performance-based compensation," the material terms of the 2006 Plan must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the 2006 Plan.

For purposes of the Section 162(m) regulations, the material terms of the 2006 Plan are as follows:

•	the employees eligible to receive compensation under the 2006 Plan, as described below under "Persons Who May Participate in the 2006 Plan";

•	the business criteria on which performance goals are based, as described below under "Securities to be Offered - Awards - Performance Awards"; and

•	the maximum amount of compensation that may be paid to a participant under the 2006 Plan in any fiscal year, as described below under "Limitations on Awards under the 2006 Plan."

Failure of the stockholders to approve this proposal will mean that the tax deductibility of Awards granted to Covered Employees after the annual meeting will potentially be limited. As discussed above under "Compensation Discussion and Analysis--Elements of the Company’s Compensation Program—Other Compensation—Deductibility of Executive Compensation," the Compensation Committee retains the ability to pay compensation even if some of it may be non-deductible.

The following is a summary of the 2006 Plan. For a more complete understanding of the 2006 Plan, please refer to the entire text of the 2006 Plan and its amendments, which are attached to this Proxy Statement as Appendix A.

General

The purpose of the 2006 Plan is to provide a means to enhance the growth of the Company by attracting and retaining employees, directors and consultants through affording such individuals a means to acquire and maintain stock ownership or awards, the value of which is tied to the performance of the Company. The 2006 Plan also provides additional incentives and reward opportunities designed to strengthen such individuals’ concern for the welfare of the Company and their desire to remain in its employ.

The 2006 Plan is intended to achieve this purpose by permitting the grant of a number of different types of awards, including the grant of (i) incentive stock options ("Incentive Options") intended to comply with Section 422 of the Code, (ii) stock options that do not constitute incentive stock options ("Nonstatutory Options," and together with Incentive Options, "Options"), (iii) stock appreciation rights ("SARs"), (iv) restricted stock awards ("Restricted Stock Awards"), (v) RSUs, (vi) bonus stock, (vii) dividend equivalents, (viii) other awards related to the Company’s common stock (in terms of being valued, denominated, paid or otherwise defined by reference to common stock), (ix) awards, the grant, exercise, vesting or settlement of which are subject to one or more performance standards or (x) any combination of such awards (collectively referred to as "Awards"). See "- Securities To Be Offered."

The 2006 Plan, in part, is intended to qualify under the provisions of Section 422 of the Code. The 2006 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

The Board has appointed the Compensation Committee to administer the 2006 Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to take action under the 2006 Plan. Unless otherwise limited by the 2006 Plan, Rule 16b-3 of the Exchange Act, or any provisions of the Code, the Compensation Committee has broad discretion to administer the 2006 Plan, interpret its provisions, and adopt policies for implementing the 2006 Plan. This discretion includes the power to determine when and to whom Awards will be granted, determine the amount of such Awards (measured in shares of common stock, cash or as otherwise designated), prescribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), delegate duties under the 2006 Plan, terminate, modify or amend the 2006 Plan, and execute all other responsibilities permitted or required under the 2006 Plan.

Persons Who May Participate in the 2006 Plan

Any individual who provides services to the Company or its subsidiaries, including non-employee directors of and consultants for the Company (an "Eligible Person"), and who is designated by the Compensation Committee to receive an Award under the 2006 Plan will be a "Participant." An employee on leave of absence may be considered still employed by the Company or a subsidiary for purposes of determining eligibility for participation under the 2006 Plan. Any individual granted an Award which remains outstanding under the 2006 Plan, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the 2006 Plan. The Company currently has 11 non-employee directors, 17 officers and approximately 3,940 other employees who are eligible to participate in the 2006 Plan.

Limitations on Awards under the 2006 Plan

A Participant under the 2006 Plan will be eligible to receive an Award pursuant to the terms of the 2006 Plan and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted if the number of shares of common stock to be delivered in connection with the Award exceeds the number of shares which remain available under the 2006 Plan minus the number of shares issuable in settlement of or relating to outstanding Awards under the 2006 Plan. Additionally, in each fiscal year or 12-month period, as applicable, during any part of which the 2006 Plan is in effect, a Covered Employee may not be granted (i) Awards (other than Awards designated to be paid only in cash) relating to more than 400,000 shares of common stock, subject to adjustment in a manner consistent with the other provisions of the 2006 Plan, and (ii) Awards designated to be paid only in cash having a value determined on the date of grant in excess of $4,000,000.

Securities to be Offered

Shares Subject to the 2006 Plan

The maximum aggregate number of shares of common stock that may be granted for any and all Awards under the 2006 Plan shall not exceed 9,100,000 shares (subject to any adjustment due to recapitalization or reorganization permitted under the 2006 Plan), and the total number of shares of common stock received and available for delivery in connection with Incentive Options under the 2006 Plan will not exceed 9,100,000 shares. As of March 31, 2014, a total of 2,232,669 shares were available for future issuance under the 2006 Plan (assuming that all outstanding performance share awards will result in the issuance of the maximum number of shares possible).

If common stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of common stock or is otherwise terminated without a delivery of shares to a Participant, the shares of common stock that were subject to that Award will again be available for issue, transfer or exercise pursuant to Awards under the 2006 Plan to the extent allowable by law. The common stock subject to Awards pursuant to the 2006 Plan may be authorized but unissued shares, shares held by the Company in treasury, or shares that have been reacquired by the Company, including shares that have been bought on the market for the purposes of the 2006 Plan. The fair market value of the common stock on a given date will be the closing price of a share of common stock as reported by the NYSE on the most recent date on which shares of common stock were publicly-traded preceding the date with respect to which the fair market value determination is made. There are no fees, commissions or other charges applicable to a purchase of common stock under the 2006 Plan.

Awards

Stock Options. The Company may grant Options to Eligible Persons, including (i) Incentive Options (only to employees of the Company or its subsidiaries), which comply with Section 422 of the Code and (ii) Nonstatutory Options. The exercise price of each Option granted under the 2006 Plan will be stated in the Option agreement and may vary between individuals and between grants; provided, however, that the exercise price for an Option must not be less than the greater of (a) 100% of the fair market value per share of the common stock as of the date of grant of the Option or (b) the par value per share of common stock. With respect to a grant of an Incentive Option which complies with Section 422 of the Code, a Participant must be an employee of the Company and, immediately before the time the Incentive Option is granted, the Participant may not own stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the common stock underlying the Incentive Option. Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant. The Compensation Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Compensation Committee, payment in common stock, other Awards, or other property) and the methods and forms in which common stock (including common stock issuable pursuant to the Option) will be delivered to a Participant. The 2006 Plan prohibits the Company from repricing Options without the approval of the Company’s stockholders.

SARs. An SAR is the right to receive an amount equal to the excess of the fair market value of one share of the common stock on the date of exercise over the grant price of the SAR, as determined by the Compensation Committee. SARs may be awarded in connection with or separate from an Option. SARs awarded in connection with an Option will entitle the holder, upon exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. However, an SAR awarded in connection with an Option is exercisable only to the extent that the related Option is exercisable. SARs granted independently of an Option will be exercisable as the Compensation Committee determines. The term of an SAR will be for a period determined by the Compensation Committee but will not exceed ten years. SARs may be paid in cash, stock or a combination of cash and stock, as the Compensation Committee provides in the Award agreement governing the SAR. The 2006 Plan prohibits the Company from repricing SARs without the approval of the Company’s stockholders.

Restricted Stock Awards. A Restricted Stock Award is a grant of shares of common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee. Except as otherwise provided under the terms of the 2006 Plan or an Award agreement, the holder of a Restricted Stock Award will have rights as a stockholder, including the right to vote the common stock subject to the Restricted Stock Award or to receive dividends on the common stock subject to the Restricted Stock Award (and subject to any mandatory reinvestment or other requirements imposed by the Compensation Committee). As a condition of a Restricted Stock Award grant, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of common stock subject to a Restricted Stock Award be automatically reinvested in additional Restricted Stock Awards or applied to the purchase of additional Awards under the 2006 Plan. Unless otherwise determined by the Compensation Committee, common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such common stock or other property has been distributed. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

Restricted Stock Units. RSUs are rights to receive common stock, cash, or a combination of both at the end of a specified period. The Compensation Committee may subject RSUs to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement, and those restrictions may lapse at such times determined by the Compensation Committee. RSUs may be satisfied by delivery of common stock, cash equal to the fair market value of the specified number of shares of common stock covered by the RSUs, or any combination thereof determined by the Compensation Committee at the date of grant or thereafter. Dividend equivalents on the specified number of shares of common stock covered by RSUs will be either (i) paid with respect to such RSUs on the dividend payment date in cash or in shares of unrestricted common stock having a fair market value equal to the amount of such dividends, or (ii) automatically deemed reinvested in additional RSUs, other Awards, or other investment vehicles permitted by the Compensation Committee and elected by the Participant, unless otherwise determined by the Compensation Committee on the date of grant.

Bonus Stock and Awards in Lieu of Company Obligations. The Compensation Committee is authorized to grant common stock as a bonus, or to grant common stock or other Awards in lieu of obligations to pay cash or deliver other property under the 2006 Plan or under other plans or compensatory arrangements, subject to any applicable provision under Section 16 of the Exchange Act. The Compensation Committee will determine any terms and conditions applicable to grants of common stock or other Awards, including performance criteria associated with an Award. Any grant of common stock to an officer of the Company or a subsidiary in lieu of salary or other cash compensation will be reasonable, as determined by the Compensation Committee.

Dividend Equivalents. Dividend equivalents may be granted, entitling a Participant to receive cash, common stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments at the discretion of the Compensation Committee. Dividend equivalents may be awarded on a freestanding basis or in connection with another Award. The Compensation Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional common stock, Awards, or other investment vehicles. The Compensation Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

Other Stock-Based Awards. Participants may be granted, subject to applicable legal limitations and the terms of the 2006 Plan and its purposes, other Awards related to common stock (in terms of being valued, denominated, paid or otherwise defined by reference to common stock). Such Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for common stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of common stock or the value of securities of or the performance of specified subsidiaries. The Compensation Committee will determine the terms and conditions of all such Awards, including without limitation, method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award. Cash awards may granted as an element of or a supplement to any Awards permitted under the 2006 Plan.

Performance Awards. The Compensation Committee may designate that certain Awards granted under the 2006 Plan constitute "performance" Awards ("Performance Awards") or may grant separate annual cash bonus incentive awards as Performance Awards. A Performance Award is any Award, the grant, exercise, vesting or settlement of which is subject to one or more performance standards. Additionally, a Performance Award may be an Award intended to qualify as "performance-based compensation" under Section 162(m) that is granted to a person designated by the Compensation Committee, at the time of grant of the Performance Award, as likely to be a Covered Employee for the fiscal year. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria) shall be used by the Compensation Committee in establishing performance goals applicable to Performance Awards: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets; (vi) return on assets and/or return on investment; (vii) return on capital; (viii) return on equity; (ix) economic value added; (x) operating margin; (xi) contribution margin; (xii) net income; (xiii) pretax earnings; (xiv) pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; (xv) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, or operating income; (xvi) total stockholder return; (xvii) debt reduction; (xviii) production growth; (xix) general and administrative expenses; (xx) reserve replacement; (xxi) finding and development costs; (xxii) net asset value; (xxiii) operating costs; and (xxiv) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a selected group of companies.

Other Provisions

Tax Withholding. At the discretion of the Compensation Committee and subject to conditions that the Compensation Committee may impose, a Participant’s minimum statutory tax withholding with respect to an Award may be satisfied by such means as a cash payment, withholding from any payment related to an Award, by delivery of previously owned shares of common stock or by the withholding of shares of common stock issuable pursuant to the Award based on the fair market value of the shares.

Merger or Recapitalization. If any change is made to the Company’s capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, appropriate adjustments will be made by the Compensation Committee, in its discretion in certain circumstances, as to the number and price of shares subject to an Award under the 2006 Plan, the securities covered by such Award, the aggregate number of shares of common stock available for the issuance of Awards under the 2006 Plan and the maximum annual per person compensation limit on share-based Awards.

Change in Control. Upon a Change in Control (as such term is defined in the 2006 Plan) (i) all outstanding SARs and Options will immediately become fully vested and exercisable in full; (ii) the restriction period of any Restricted Stock Award or RSU will immediately be accelerated and the restrictions will expire; and (iii) the performance goals established under any Performance Award will be deemed to have been met for all performance periods and the holder will be paid a pro rata portion of all associated targeted performance goals. No Award shall become exercisable or payable, however, if such exercise or payment would occur in violation of Section 409A of the Code or the regulations accompanying such section of the Code, and such Awards will instead be settled at a time compliant with a change in control event as specified in Section 409A of the Code. In the event of certain mergers, consolidations, or sales of all or substantially all of the Company’s assets that do not constitute a Change in Control for purposes of the 2006 Plan, the Compensation Committee may, in its discretion, take certain actions with respect to outstanding Awards, including accelerating the vesting or exercisability of Awards, providing for the assumption of such Awards by the surviving entity, or cancellation of such Awards in exchange or a cash payment.

Effect of Termination of Employment or Director Service. Except as otherwise provided in the 2006 Plan, the treatment of an Award upon a termination of employment or any other service relationship of a Participant with the Company will be specified in the Award agreement, the terms of which are subject to the discretion of the Compensation Committee. In the case of the Company’s executive officers, the effects of the termination of employment of the executive officers on their Awards are described above in the section entitled "Executive Compensation Tables - Narrative Disclosure for the 2013 Grants of Plan Based Awards Table." In the case of the Company’s nonemployee directors, the effects of the termination of service with the Company as a director on their Awards are described above in the section entitled "Compensation of Directors - General."

Amendment. Without stockholder or Participant approval, the Board of Directors may amend, alter, suspend, discontinue or terminate the 2006 Plan or the Compensation Committee’s authority to grant Awards under the 2006 Plan, except that any amendment or alteration to the 2006 Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the next annual meeting if stockholder approval is required by any state or federal law or regulation or the rules of the NYSE. The Board of Directors may otherwise, in its discretion, determine to submit other such changes to the 2006 Plan to stockholders for approval. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2006 Plan; provided, that without the consent of an affected Participant, no such Compensation Committee action may materially and adversely affect the rights of such Participant under such Award. The 2006 Plan prohibits the Company from repricing Options or SARs without the approval of the Company’s stockholders.

Transferability of Awards. In accordance with any rules it may prescribe, the Compensation Committee may permit a person to transfer, in the form of a gift, Nonstatutory Options or SARs, or may authorize all or a portion of such Awards to be granted to an Eligible Person on terms which permit transfer by such Participant (i) to a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), and any person sharing the household of a holder of such Award ("Immediate Family Members"); (ii) to a trust in which Immediate Family Members have more than 50 percent of the beneficial interest; (iii) to a foundation in which Immediate Family Members control the management of assets; (iv) to any other entity in which Immediate Family Members own more than 50 percent of the voting interests; and (v) pursuant to a domestic relations order. Other than as described above, Awards will not be transferable other than by will or the laws of descent and distribution. Notwithstanding any provision to the contrary, Incentive Options will not be transferable other than by will or the laws of descent and distribution.

Federal Tax Consequences

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to Participants arising from participation in the 2006 Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of Participants in the 2006 Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences. Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the 2006 Plan.

Incentive Options; Nonstatutory Options; SARs. Participants will not realize taxable income upon the grant of a Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under "-Tax Code Limitations on Deductibility" below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules. When a Participant sells the common stock acquired as a result of the exercise of a Nonstatutory Option or SAR, any appreciation (or depreciation) in the value of the common stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.

Participants eligible to receive an Incentive Option will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the Incentive Option ("ISO Stock") over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a "Disqualifying Disposition"), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, the Company will then, subject to the discussion below under "- Tax Code Limitations on Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered therefor in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above.

The 2006 Plan allows the Compensation Committee to permit the transfer of Nonstatutory Options and SARs in limited circumstances to Immediate Family Members or their related entities or pursuant to a domestic relations order. See "- Other Provisions - Transferability of Awards." For income and gift tax purposes, certain transfers of Nonstatutory Options generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options (other than in the context of divorce) or SARs. However, the Internal Revenue Service has informally indicated that after a transfer of stock options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options. If a Nonstatutory Option is transferred pursuant to a domestic relations order, the transferee will recognize ordinary income upon exercise by the transferee, which will be subject to withholding, and FICA/FUTA taxes (attributable to and reported with respect to the transferor) will be collectible from the transferee at such time.

In addition, if the Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift. The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $14,000 per donee (for 2014, subject to adjustment in future years), (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options. Whether such consequences apply to unvested Nonstatutory Options or SARs is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition. The Internal Revenue Service has not specifically addressed the tax consequences of a transfer of SARs.

Restricted Stock Awards; Restricted Stock Units; Cash Awards. A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of an RSU Award, but rather, will generally recognize ordinary compensation income at the time he receives cash or common stock in satisfaction of the RSUs, as applicable, in an amount equal to the cash or the fair market value of the common stock received. The dividend equivalents, if any, received with respect to an RSU Award will be taxable as ordinary compensation income, not dividend income, when paid. In general, a Participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a Restricted Stock Award or bonus stock Award in an amount equal to the fair market value of the common stock when such stock is received, reduced by any amount paid by the recipient; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Code or (ii) when the common stock is received, in cases where a Participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.

A Participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common stock or cash received. The tax basis in the common stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

The ability of the Company (or one of its subsidiaries) to obtain a deduction for future payments under the 2006 Plan could also be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, the ability of the Company (or one of its subsidiaries) to obtain a deduction for amounts paid under the 2006 Plan could be limited by Section 162(m), which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain "performance-based compensation." In order to exempt "performance-based compensation" from the $1,000,000 deductibility limitation, the grant, vesting, exercise or settlement of the Award must be based on the satisfaction of one or more performance goals as selected by the Compensation Committee and certain other requirements must be met, including stockholder approval requirements. To allow Awards to qualify as "performance-based compensation," the Company is asking stockholders at the Annual Meeting to reapprove the material terms of the 2006 Plan, including the maximum annual per person compensation limits under the 2006 Plan. Performance Awards intended to qualify as "performance-based compensation" under Section 162(m) may not be granted in a given period if such Awards relate to a number of shares of common stock that exceeds a specified limitation or, alternatively, the Performance Awards may not result in cash compensation, for a Participant, in a given year that exceeds a specified limitation. Under the terms of the 2006 Plan, a Participant who receives an Award or Awards intended to satisfy the "performance-based compensation" exception to the $1,000,000 deductibility limitation may not receive Performance Awards relating to more than (i) 400,000 shares of common stock (subject to adjustment in a manner consistent with the other provisions of the 2006 Plan) or, (ii) with respect to Awards not related to shares of common stock, $4,000,000, in either case, in any given fiscal year. Although the 2006 Plan has been drafted to permit the grant of Awards intended to satisfy the requirements for the "performance-based compensation" exception, the Compensation Committee may determine that it is in the Company’s best interests to award compensation that is not intended to satisfy the requirements for the exception. See "Deductibility of Executive Compensation" in the Compensation Discussion and Analysis section and "Awards - Performance Awards" above. Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, it is possible that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact not be deductible.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO AWARDS UNDER THE 2006 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

New Plan Benefits

Because the grant of Awards under the 2006 Plan is discretionary, the Company cannot currently determine the number or type of Awards to be granted in the future to any particular person or group. Please see the 2013 Grants of Plan-Based Awards table and the 2013 Director Compensation table for information regarding Awards granted to the Company’s NEOs and directors in 2013.

Previously Awarded Stock Options

The following table sets forth information with respect to Options granted under the 2006 Plan as of March 31, 2014, to the Company’s NEOs and all executive officers as a group. The closing market price of the Company’s common stock as of March 31, 2014 was $187.14 per share as reported on the NYSE.

Name and Principal Position	Number of Shares Issued or Underlying Stock Options (1)
Scott D. Sheffield, Chairman of the Board and Chief Executive Officer	227,667
Richard P. Dealy, Executive Vice President and Chief Financial Officer	75,659
Mark S. Berg, Executive Vice President, Chief of Staff	44,099
Chris J. Cheatwood, Executive Vice President, Business Development and Geoscience	47,926
Timothy L. Dove, President and Chief Operating Officer	119,208
All current executive officers as a group	584,407
All employees, including all current officers who are not executive officers, as a group	662,863

(1)
The Company has not granted any Options under the 2006 Plan to any person who was not then an employee of the Company, including any director of the Company or nominee for director (other than Messrs. Sheffield and Dove) or any associate of any director, executive officer or nominee for director.

Recommendation

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the proposal to reapprove the eligible employees, business criteria and maximum annual per person compensation limits under the Company's 2006 Plan.

Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, the Company cannot assure that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.
Securities Authorized for Issuance under Equity Compensation Plans
The following table summarizes information about the Company's equity compensation plans as of December 31, 2013:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders:
Pioneer Natural Resources Company:
2006 Long-Term Incentive Plan (b)(c)	115,290	$26.74	2,593,429
Long-Term Incentive Plan	—	—	—
Employee Stock Purchase Plan (d)	—	—	515,028
Equity compensation plans not approved by security holders (e)	—	—	654,842
Total:	115,290	$26.74	3,763,299
 _______________________

(a)
There are no outstanding warrants or equity rights awarded under the Company's equity compensation plans. The securities listed do not include restricted stock awarded under the Company's previous Long-Term Incentive Plan and the Company's 2006 Plan.

(b)
In May 2006, the stockholders of the Company approved the 2006 Plan, which provided for the issuance of up to 9.1 million awards, as was supplementally approved by the stockholders of the Company during May 2009. Awards under the 2006 Plan can be in the form of stock options, stock appreciation rights, performance units, restricted stock and restricted stock units. No additional awards may be made under the prior Long-Term Incentive Plan.

(c)	The number of securities remaining for future issuance has been reduced by the maximum number of shares that could be issued pursuant to outstanding grants of performance units at December 31, 2013.

(d)
The number of remaining securities available for future issuance under the Company's Employee Stock Purchase Plan is based on the original authorized issuance of 750,000 shares plus an additional 500,000 shares supplementally approved less 734,972 cumulative shares issued through December 31, 2013. See Note H of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for a description of each of the Company's equity compensation plans.

(e)	These represent awards available for issuance under the Pioneer Southwest 2008 Long-Term Incentive Plan, which was assumed by the Company as part of the Pioneer Southwest merger.

STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES

Stockholder Proposals for the 2015 Annual Meeting

Any stockholder of the Company who desires to submit a proposal for action at the 2015 annual meeting of stockholders and wishes to have the proposal ("Rule 14a-8 Proposal") included in the Company's proxy materials, must follow the procedures set forth in Rule 14-8 under the Exchange Act and must submit the Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 18, 2014, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

In addition to the requirements of Rule 14a-8 of the Exchange Act, stockholders desiring to propose action at the 2015 annual meeting of stockholders must also comply with Article Nine of the Company’s Certificate of Incorporation and the Company’s Bylaws. In order to submit business to be considered at an annual meeting, a stockholder must submit written notice of the proposed business to the Company no later than 60 days before the annual meeting or, if later, ten days after the first public notice of the annual meeting is sent to stockholders. The stockholder must either be a stockholder of record both at the time the notice is delivered to the Company and at the time of the annual meeting or, if the proposal is made on behalf of a beneficial owner other than the stockholder of record, the beneficial owner must be the beneficial owner of common stock of the Company both at the time of giving of notice and at the time of the annual meeting. The written notice must set forth all of the information required by the Certificate of Incorporation and the Bylaws, including (i) the nature of the proposal with reasonable particularity, including the exact text of the proposal and the reasons for conducting that business at the annual meeting, (ii) the stockholder’s name, business and residential addresses and telephone numbers, ownership of the Company’s stock and other personal information, and (iii) any interest of the stockholder in the proposed business. The written notice must also set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, (i) the name, business address and telephone number and residence address and telephone number of such beneficial owner, (ii) the ownership of the Company’s stock by such beneficial owner, if applicable, (iii) a description of any agreement or understanding with respect to the proposal between or among such stockholder and/or such beneficial owner, any of their affiliates, and any others acting in concert with any of them, (iv) a description of any agreement or understanding (including derivative positions or similar rights and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, such stockholder and such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Company, (v) a representation that such stockholder is a holder of record of stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (vi) a representation as to whether such stockholder or such beneficial owner intends or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to stockholders and/or (y) otherwise to solicit proxies or votes from stockholders in support of the proposal, and (vii) any other information relating to such stockholder and such beneficial owner required to be disclosed in a proxy statement required by Section 14(a) of the Exchange Act. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting.

Under Rule 14a-4(c) of the Exchange Act, the Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2015 annual meeting of stockholders that the stockholder does not seek to have included in the Company’s proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board intends to exercise its discretion to vote on the matter, unless the Company is notified of the proposal on or before March 3, 2015, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If the Company first receives notice of the matter after March 3, 2015, and the matter nonetheless is permitted to be presented at the 2015 annual meeting of stockholders, the Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements. "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and submitted to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

Written requests for inclusion of any stockholder proposal should be addressed to the Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039. The Company suggests that stockholder proposals be sent by certified mail, return receipt requested.

Director Nominations

The Board has delegated to the Nominating and Corporate Governance Committee the responsibility to identify, evaluate and recommend to the Board nominees for election at the annual meeting of stockholders, as well as for filling vacancies or additions on the Board that may occur between annual meetings. In considering candidates for the Board, the Nominating and Corporate Governance Committee will consider the entirety of each candidate’s credentials, including his or her experience, if applicable, as a current director of the Company. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Nominating and Corporate Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of the Board may vary in light of its composition and the Nominating and Corporate Governance Committee’s perceptions about future issues and needs. However, while the Nominating and Corporate Governance Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the Nominating and Corporate Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a large U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period.

The Nominating and Corporate Governance Committee endeavors to achieve for the Board an overall balance of diversity of experience at policy-making levels with a complimentary mix of skills and professional experience in areas relevant to the Company’s business, while also ensuring that the size of the Board is appropriate to function effectively and efficiently. The Nominating and Corporate Governance Committee believes it has achieved that balance through the representation on the Board of members having experience in the oil and gas industry, law, accounting and investment analysis, among other areas.

In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on any source available for the identification and recommendation of candidates, including its directors, officers and stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder or not. However, in evaluating a candidate’s relevant business experience, the Nominating and Corporate Governance Committee may consider previous experience as a member of a board of directors. The Nominating and Corporate Governance Committee will also consider such factors as diversity, including differences in viewpoints, background, education, gender and/or ethnicity, age, and other individual qualifications and attributes. In addition, the Nominating and Corporate Governance Committee from time to time may engage a third party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third party search firm will be paid a fee. The Company is committed to considering candidates for the Board regardless of gender, race, ethnicity and national origin.

Any stockholder desiring to nominate an individual for election to the Board must comply with Article Nine of the Certificate of Incorporation and the Bylaws, as described above with respect to stockholder proposals. To be considered at an annual meeting, a nomination must be submitted in writing to the Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039, no later than 60 days before the annual meeting or, if later, ten days after the first public notice of the annual meeting is sent to stockholders. In addition, the nominating stockholder’s notice must set forth all of the information required by, and comply with, the Certificate of Incorporation and the Bylaws, including the following:

•	the nominee's name, address and other personal information;

•	the number of shares of each class and series of stock of the Company beneficially owned by such nominee;

•	the nominating stockholder's name, business and residential addresses and telephone numbers, ownership of the Company’s stock and other personal information; and

•	all other information required to be disclosed pursuant to Regulation 14A of the Exchange Act.

Each submission must also include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with members of the Nominating and Corporate Governance Committee and the Board. In addition, as a condition of nomination, each director nominee must deliver to the Company an irrevocable letter of resignation that becomes effective if the nominee does not receive a majority of the votes cast for his or her election and the Board decides to accept the resignation. The Company may require any proposed nominee to furnish such other information as the Company may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the Company or that the Company believes could be material to a reasonable stockholder’s understanding of the independence (both from management and from the stockholder or, if the proposal is made on behalf of a beneficial owner other than the stockholder of record, from such beneficial owner) or qualifications of such proposed nominee. The person presiding at the annual meeting will determine whether a nomination is properly brought before the meeting and will not permit the consideration of a nomination not properly brought before the meeting.

SOLICITATION OF PROXIES

Solicitation of Proxies may be made via the internet, by mail, and by personal interview or telephone by officers, directors and regular employees of the Company. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained D.F. King & Co., Inc. to assist in solicitation for a fee estimated not to exceed $10,000. The Company will bear all costs of solicitation.

STOCKHOLDER LIST

In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Irving, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting. The Company’s principal executive offices are located at 5205 North O’Connor Boulevard, Suite 200, Irving, Texas 75039.

ANNUAL REPORT AND OTHER INFORMATION

The Company's 2013 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, the Company will mail, without charge, a copy of the Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to the Company’s expenses in furnishing the requested exhibit. Such requests may be made by writing to the Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039.

One copy of the Notice, this Proxy Statement and the 2013 Annual Report to Stockholders (the "Proxy Materials") will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of this Proxy Statement and 2013 Annual Report to Stockholders mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039, or call (972) 444-9001. You may also contact the Company in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future. The Proxy Materials are also available at www.cstproxy.com/pioneer/2014.

INTERNET AND PHONE VOTING

For shares of stock that are registered in your name, you may vote by internet or phone using procedures provided by the Company's transfer agent, Continental Stock Transfer & Trust Company ("Continental"). Votes submitted by internet or phone must be received by 6:00 p.m., Central Time, on Tuesday, May 27, 2014. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

The internet and phone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting by internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from internet access providers and telephone companies.

For shares of stock that are registered in a street name (the stockholder owns shares in the name of a bank, broker or other holder of record on the books of the Company's transfer agent), you will receive instructions with your proxy materials that you must follow in order to have your shares voted. Please review your Proxy or voting instruction card to determine whether you can vote by phone or electronically.

******

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

By Order of the Board of Directors,

Mark H. Kleinman
Senior Vice President, General Counsel and Secretary
Irving, Texas
April 17, 2014

APPENDIX A PIONEER NATURAL RESOURCES COMPANY 2006 LONG-TERM INCENTIVE PLAN AND ITS AMENDMENTS

TABLE OF CONTENTS

1.	Purpose		1
2.	Definition		1
3.	Administration		6
	(a)	Authority of the Committee	6
	(b)	Manner of Exercise of Committee Authority	7
	(c)	Limitation of Liability	7
4.	Stock Subject to Plan		8
	(a)	Overall Number of Shares Available for Delivery	8
	(b)	Application of Limitation to Grants of Awards	8
	(c)	Availability of Shares Not Issued under Awards	8
	(d)	Stock Offered	8
5.	Eligibility; Per Person Award Limitations		9
6.	Specific Terms of Awards		9
	(a)	General	9
	(b)	Options	9
	(c)	Stock Appreciation Rights	10
	(d)	Restricted Stock	12
	(e)	Restricted Stock Units	13
	(f)	Bonus Stock and Awards in Lieu of Obligations	13
	(g)	Dividend Equivalents	14
	(h)	Other Stock-Based Awards	14
7.	Certain Provisions Applicable to Awards		14
	(a)	Termination of Employment	14
	(b)	Stand-Alone, Additional, Tandem, and Substitute Awards	14
	(c)	Term of Awards	15
	(d)	Form and Timing of Payment under Awards; Deferrals	15
	(e)	Exemptions from Section 16(b) Liability	15
	(f)	Non-Competition Agreement	16
8.	Performance and Annual Incentive Awards		16
	(a)	Performance Conditions	16
	(b)	Performance Awards Granted to Designated Covered Employees	16
	(c)	Annual Incentive Awards Granted to Designated Covered Employees	18
	(d)	Written Determinations	19
	(e)	Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code	19
9.	Recapitalization or Reorganization; Change in Control		20
	(a)	Existence of Plans and Awards	20
	(b)	Subdivision or Consolidation of Shares	20
	(c)	Corporate Recapitalization	21
	(d)	Additional Issuances	21
	(e)	Change in Control	19
	(f)	Change in Control Price	20

i

10.	General Provisions		25
	(a)	Transferability	25
	(b)	Taxes	26
	(c)	Changes to this Plan and Awards	27
	(d)	Limitation on Rights Conferred under Plan	27
	(e)	Unfunded Status of Awards	27
	(f)	Nonexclusivity of this Plan	27
	(g)	Severability	28
	(h)	Governing Law	28
	(i)	Conditions to Delivery of Stock	28

PIONEER NATURAL RESOURCES COMPANY

2006 Long-Term Incentive Plan
1.    Purpose. The purpose of the Pioneer Natural Resources Company 2006 Long-Term Incentive Plan (the “Plan”) is to provide a means through which Pioneer Natural Resources Company, a Delaware corporation (the “Company”), and its Subsidiaries may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the welfare of the Company and their desire to remain in its devoted employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for the granting of Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.
2.    Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:
(a)    “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified year.
(b)    “Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Restricted Stock Unit, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.
(c)    “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

ii

(d)    “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
(e)    “Board” means the Company’s Board of Directors.
(f)    “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.
(g)    “Change in Control” means the occurrence of any of the following events:
(i)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d‑3 promulgated under the Exchange Act) of 40% or more of either (x) the then outstanding shares of Stock of the Company (the “Outstanding Company Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or
(ii)    A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members constituting the Board prior to the date of the appointment or election; or
(iii)    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries)

1

in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership results solely from ownership of the Company that existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(iv)    Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
(i)    “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code.
(j)    “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of this Plan.
(k)    “Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
(l)    “Effective Date” means May 3, 2006.
(m)    “Eligible Person” means all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

2

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(o)    “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.
(p)    “Fair Market Value” means, for a particular day the value equal to the closing price of a share of Stock on the most recent date on which shares of Stock were publicly traded preceding the date with respect to which the Fair Market Valuation determination is made. In the event shares of Stock are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner it deems appropriate.
(q)    “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.
(r)    “Incumbent Board” shall mean individuals who, as of the Effective Date, constitute the Board and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.
(s)    “Non-Surviving Event” means an event of Restructure as described in either subsection (ii) or (iii) of Section 1(bb).
(t)    “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.
(u)    “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.
(v)    “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.
(w)    “Performance Unit” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.
(x)    “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms

3

are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”
(y)    “Qualified Member” means a member of the Committee who is a “nonemployee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Treasury Regulation 1.162-27 under section 162(m) of the Code.
(z)    “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.
(aa)    “Restricted Stock Unit” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.
(bb)    “Restructure” means the occurrence of any one or more of the following:
(i)    The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with the Company remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Company, cash, or other property;
(ii)    The merger or consolidation of the Company with any Person, whether effected as a single transaction or a series of related transactions, with (A) the Company not being the continuing or surviving entity of that merger or consolidation or (B) the Company remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Company, cash, or other property; or
(iii)    The transfer, directly or indirectly, of all or substantially all of the assets of the Company (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.
(cc)    “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

4

(dd)    “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.
(ee)    “Stock” means the Company’s Common Stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.
(ff)    “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.
(gg)    “Subsidiary” means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.
3.    Administration.
(a)    Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Restricted Stock Units or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) except as otherwise provided herein, the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Award that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) terminate, modify or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee

5

may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.
(b)    Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.
(c)    Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

6

4.    Stock Subject to Plan.
(a)    Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan shall not exceed 4,600,000 shares and the total number of shares of Stock received and available for delivery in connection with ISOs under this Plan shall not exceed 4,600,000 shares. No Award may be granted under the Plan on or after the 10 year anniversary of the Effective Date.
(b)    Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.
(c)    Availability of Shares Not Issued under Awards. Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without an issuance of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.
(d)    Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

7

5.    Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Persons who are Eligible Persons at the time of grant thereof or in connection with the severance or retirement of Eligible Individuals. In each fiscal year or 12-month period, as applicable, during any part of which this Plan is in effect, a Covered Employee may not be granted (a) Awards (other than Awards designated to be paid only in cash) relating to more than 250,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9 and (b) Awards designated to be paid only in cash having a value determined on the date of grant in excess of $4,000,000.
6.    Specific Terms of Awards.
(a)    General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify.
(b)    Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:
(i)    Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an ISO shall not be less than the greater of (D) the par value per share of the Stock or (E) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary 110% of the Fair Market Value per share of the Stock on the date of grant). The exercise price per share of Stock subject to an Option other than an Incentive Stock Option shall not be less than the greater of (1) the par value per share of the Stock and (2) 100% of the Fair Market Value per share of the stock as of the date of grant of the Option.
(ii)    Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid,

8

the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.
(iii)    ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.
(c)    Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:
(i)    Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.
(ii)    Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6(c)(ii)(B). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

9

(A)    A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.
(B)    Upon the exercise of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:
(1)    the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by
(2)    the number of shares as to which that Stock Appreciation Right has been exercised.
(iii)    Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:
(A)    Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.
(B)    Each Award agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.
(C)    Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.
(D)    Each Stock Appreciation Right shall entitle a participant, upon exercise thereof, to receive payment of an amount determined by multiplying:

10

(1)    the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by
(2)    the number of shares as to which the Stock Appreciation Right has been exercised.
(iv)    Terms. Except as otherwise provided herein, the Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.
(d)    Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:
(i)    Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
(ii)    Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(iii)    Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

11

(e)    Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Participants, which are rights to receive Stock at the end of a specified deferral period, subject to the following terms and conditions:
(i)    Award and Restrictions. Settlement of an Award of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Restricted Stock Units shall be satisfied by the delivery of cash or Stock in the amount equal to the Fair Market Value of the specified number of shares of Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.
(ii)    Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Restricted Stock Units shall be either (A) paid with respect to such Restricted Stock Units on the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.
(f)    Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

12

(g)    Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.
(h)    Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(h).
7.    Certain Provisions Applicable to Awards.
(a)    Termination of Employment. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and any Company or Subsidiary shall be specified in the agreement controlling such Award.
(b)    Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the

13

Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).
(c)    Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).
(d)    Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Except as otherwise provided herein, the settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(e)    Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.

14

(f)    Non-Competition Agreement. Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its Subsidiaries for a period after the termination of such Participant’s employment with the Company and its Subsidiaries as determined by the Committee.
8.    Performance and Annual Incentive Awards.
(a)    Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under section 162(m) of the Code.
(b)    Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).
(i)    Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
(ii)    Business and Individual Performance Criteria

15

(A)    Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets; (6) return on assets, return on investment; (7) return on capital; (8) return on equity; (9) economic value added; (10) operating margin; (11) contribution margin; (12) net income; (13) pretax earnings; (14) pretax earnings before interest, depreciation, amortization, exploration and abandonment costs; (15) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (16) total stockholder return; (17) debt reduction; (18) production growth; (19) general and administrative expenses; (20) reserve replacement; (21) finding and development costs; (22) net asset value; (23) operating costs, and (24) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.
(B)    Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.
(iii)    Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.
(iv)    Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

16

(v)    Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
(c)    Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).
(i)    Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.
(ii)    Potential Annual Incentive Awards. Not later than the end of the 90th day of each applicable year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given

17

performance year, as specified by the Committee; in situations not governed by section 162(m) of the Code, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.
(iii)    Payout of Annual Incentive Awards. After the end of each applicable year, the Committee shall determine the amount, if any, of (E) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (F) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of the applicable year or settlement of such Annual Incentive Award.
(d)    Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.
(e)    Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is

18

inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
9.    Recapitalization or Reorganization; Change in Control.
(a)    Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(b)    Subdivision or Consolidation of Shares. The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:
(i)    If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(ii)    If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

19

(iii)    Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.
(iv)    Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.
(c)    Corporate Recapitalization.
(i)     If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option or an SAR theretofore granted shall be adjusted so that such Option or SAR shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option or SAR and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization.
(ii)     In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.
(d)    Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

20

(e)    Change in Control. Upon the occurrence of a Change in Control, with respect only to Awards held by Participants who are employees or directors of the Company (and their permitted transferees pursuant to Section 10(a)) at the occurrence of the Change in Control, (i) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the “Total Shares”); (ii) the restriction period of any Restricted Stock Award and Restricted Stock Unit shall immediately be accelerated and the restrictions shall expire; and (iii) the performance goals established under the Performance Awards will be deemed to have been met for all performance periods upon the occurrence of a Change in Control and the holder will be paid a pro rata portion of all associated targeted performance goals (based on the number of complete and partial calendar months elapsed as of the occurrence of the Change in Control) in cash within thirty days following the Change in Control or in Stock effective as of the Change in Control, for cash and stock-based Performance Awards respectively. If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).
(f)    Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Option, SAR, Restricted Stock Award or Restricted Stock Unit hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:
(i)    no holder of an Option shall automatically be granted corresponding SARs;

21

(ii)    neither any outstanding SARs nor any outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure;
(iii)    the restriction period of any Restricted Stock Award or Restricted Stock Unit shall not immediately be accelerated and the restrictions shall not expire merely because of the occurrence of the Restructure; and
(iv)    at the option of the Committee, the Company may (but shall not be required to) take any one or more of the following actions:
(A)    grant each holder of an Option corresponding Stock or cash SARs;
(B)    accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding SARs and Options so as to provide that those SARs and Options shall be exercisable before, upon, or after the consummation of the Restructure;
(C)    accelerate in whole or in part the expiration of some or all of the restrictions on any Restricted Stock Award or Restricted Stock Unit so that the Stock subject to that Restricted Stock Award or Restricted Stock Unit shall be owned by the holder without restriction or risk of forfeiture;
(D)    the performance goals established under the Performance Awards will not be deemed to have been fully met for all performance periods merely because of the occurrence of the Restructure;
(E)    if the Restructure is in the form of a Non-Surviving Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Options, SARs, Restricted Stock Awards and Restricted Stock Units upon such terms and provisions as the Committee deems desirable; or
(F)    redeem in whole or in part any one or more of the outstanding Options, SARs, Restricted Stock Awards and Restricted Stock Units (whether or not then exercisable) in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in the section governing the particular form of Award, in an amount equal to:

22

(1)    for Options and SARs granted in connection with Options, the excess of a) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over b) the Exercise Price for that number of shares of Stock;
(2)    for SARs not granted in connection with an Option, the excess of (a) the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (b) the Fair Market Value of the number of shares of Stock on the date of grant;
(3)    for Restricted Stock Awards and Restricted Stock Units, the Fair Market Value, determined as of the date immediately preceding the consummation of the Restructure, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed; and
(4)    for Performance Awards, the amount per Performance Award as the Committee in its sole discretion may determine (which may be zero dollars).
The Company shall promptly notify each holder of an outstanding Option, SAR, Restricted Stock Award or Restricted Stock Unit of any election or action taken by the Company under this Section 9(f). In the event of any election or action taken by the Company pursuant to this Section 9(f) that requires the amendment or cancellation of any Award agreement as may be specified in any notice to the holder thereof, that holder shall promptly deliver that Award agreement to the Company in order for that amendment or cancellation to be implemented by the Company and the Committee. The failure of the holder to deliver any such Award agreement to the Company as provided in the preceding sentence shall not in any manner effect the validity or enforceability of any action taken by the Company and the Committee under this Section 9(f), including, without limitation, any redemption of an Option, SAR, Restricted Stock Award or Restricted Stock Unit as of the consummation of a Restructure. Any cash payment to be made by the Company pursuant to this Section 9(f) in connection with the redemption of any outstanding Options, SARs, Restricted Stock Awards or Restricted Stock Units shall be paid to the holder thereof currently with the delivery to the Company of the Award agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion

23

of an outstanding Option, SAR, Restricted Stock Award or Restricted Stock Unit is to be exercised or accelerated upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the holder of such Option, SAR, Restricted Stock Award or Restricted Stock Unit shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).
10.    General Provisions.
(a)    Transferability.
(i)    Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option or Stock Appreciation Right, or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).
(ii)    Qualified Domestic Relations Orders. An Option, Stock Appreciation Right, Restricted Stock Unit Award or Restricted Stock Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

24

(iii)    Other Transfers. Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.
(iv)    Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.
(v)    Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.
(vi)    Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.
(b)    Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

25

(c)    Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.
(d)    Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (iv) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (v) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (vi) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (vii) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.
(e)    Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards.
(f)    Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

26

(g)    Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.
(h)    Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.
(i)    Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Restricted Stock Unit, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any Restricted Stock Award or Restricted Stock Unit, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule

27

of any applicable securities exchange or securities association, as then in effect. No Option or Stock Appreciation Right shall be exercisable and no settlement of any Restricted Stock Award or Restricted Stock Unit shall occur with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

28

FIRST AMENDMENT TO THE
PIONEER NATURAL RESOURCES COMPANY
2006 LONG TERM INCENTIVE PLAN

THIS FIRST AMENDMENT (the “First Amendment”) to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan, as amended from time to time (the “Plan”), is effective November 20, 2008 (the “Effective Date”), and is made by Pioneer Natural Resources Company (the “Company”).
W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and service providers of the Company;
WHEREAS, Section 10(c) of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan in certain circumstances without the consent of stockholders or participants;

WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), imposes certain limitations and restrictions on the time at which certain types of compensation, including certain equity-based awards, may be payable;

WHEREAS, all documents that may provide for the payment of compensation that may be subject to Section 409A must be brought into compliance with the requirements of Section 409A on or before December 31, 2008, or the service provider to whom such compensation is payable will be subjected to certain adverse tax consequences, including, but not limited to, having to pay an additional tax of at least 20% on such compensation; and

WHEREAS, the Board has determined that it is desirable to amend the Plan in accordance with the final regulations promulgated under Section 409A to ensure that, to the extent subject to Section 409A, awards granted under the Plan comply therewith and to avoid the imposition of any adverse tax consequences under Section 409A, and to make certain other clarifying changes to the Plan.

NOW, THEREFORE, the Plan shall be amended as of the Effective Date as set forth below.

1.        Clause (i) of the definition of “Change in Control” in Section 2(g) of the Plan is hereby deleted and replaced in its entirety with the following:

(i)        The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of securities of the Company that, together with securities held by such Person, constitutes 40% or more of either (x) the then outstanding shares of Stock of the Company (the “Outstanding Company Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or

2.         Section 7(a) of the Plan is hereby deleted and replaced in its entirety with the following:

(a)       Termination of Employment. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and any Company or Subsidiary shall be specified in the agreement controlling such Award. Notwithstanding anything to the contrary herein or in any such Award agreement, any Award that constitutes a “deferral of compensation” (within the meaning of Section 409A of the Code and the regulations and other authoritative guidance promulgated thereunder (collectively, the “Nonqualified Deferred Compensation Rules”)), whether by design, due to a subsequent modification in the terms and conditions of such Award or as a result of a change in applicable law following the date of grant of such Award, and that is not exempt from Section 409A of the Code pursuant to an applicable exemption (any such Award, a “409A Award”) shall not become exercisable, be settled or otherwise trigger a payment or distribution upon a termination of employment or other service relationship with the Company pursuant to the Plan or the applicable Award agreement controlling such 409A Award in the event the Participant holding such 409A Award continues to provide or, in the 12 month period following such termination of employment, is expected to provide, sufficient services to the Company that, under the Company’s written and generally applicable policies regarding what constitutes a “separation from service” for purposes of Section 409A of the Code, such Participant does not incur a separation from service for purposes of Section 409A of the Code on the date of termination of the employment or service relationship; except that, to the extent permitted under the Nonqualified Deferred Compensation Rules, the time of exercise, payment or settlement of a 409A Award shall be accelerated, or payment shall be made under the Plan in respect of such Award, as determined by the Committee in its discretion, to the extent necessary to pay income, withholding, employment or other taxes imposed on such 409A Award. To the extent any 409A Award does not become exercisable or is not settled or otherwise payable upon a Participant’s termination of employment or other service relationship as a result of the limitations described in the preceding sentence, it shall become exercisable or be settled or payable upon the occurrence of an event that qualifies as a permissible time of distribution in respect of such 409A Award under the Nonqualified Deferred Compensation Rules, the Plan and the terms of the agreement governing such 409A Award.

3.	The following paragraph shall be inserted at the end of Section 9(e) of the Plan:

Notwithstanding the foregoing, no 409A Award (as defined in Section 7(a) hereof) shall become exercisable, or be settled or otherwise paid or distributed, pursuant to the Plan or the applicable Award agreement governing such 409A Award as a result of a Change in Control unless the event constituting such Change in Control also constitutes a “change in the ownership or effective control” or “in the ownership of a substantial portion of the assets” of the Company within the meaning of the Nonqualified Deferred Compensation Rules (as defined in Section 7(a) hereof); except that, to the extent permitted under the Nonqualified Deferred Compensation Rules, the time of exercise, payment or settlement of a 409A Award shall be accelerated, or payment shall be made under the Plan in respect of such Award, upon the occurrence of a Change in Control, as determined by the Committee in its discretion, to the extent necessary to pay income, withholding, employment or other taxes imposed on such 409A Award. To the extent any 409A Award does not become exercisable or is not settled or otherwise payable upon a Change in Control as a result of the limitations described in the preceding sentence, it shall become exercisable or be settled or payable upon the occurrence of an event that qualifies as a permissible time of distribution in respect of such 409A Award under the Nonqualified Deferred Compensation Rules, the Plan and the terms of the agreement governing such 409A Award.

NOW, THEREFORE, be it further provided that, except as set forth above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has caused the execution of this First Amendment by its duly authorized officer, effective as of the Effective Date.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Larry N. Paulsen
Larry N. Paulsen
Vice President, Administration and Risk
Management

Date:	December 2, 2008

SECOND AMENDMENT TO THE
PIONEER NATURAL RESOURCES COMPANY
2006 LONG TERM INCENTIVE PLAN

THIS SECOND AMENDMENT (the “Amendment”) to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan, as amended from time to time (the “Plan”), is effective May 28, 2009 (the “Effective Date”), and is made by Pioneer Natural Resources Company (the “Company”).
W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and service providers of the Company;
WHEREAS, Section 10(c) of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan in certain circumstances without the approval of stockholders; and
WHEREAS, the Board has determined that it is desirable to amend the Plan in the manner contemplated hereby.
NOW, THEREFORE, the Plan shall be amended as of the Effective Date as set forth below.

1.    Section 7(b) of the Plan is hereby deleted and replaced in its entirety with the following:

(b)       Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of a new Award. Notwithstanding the foregoing but subject to Section 9 of the Plan, without the approval of stockholders, the Committee will not (i) exchange or substitute previously granted Options or Stock Appreciation Rights in a transaction that constitutes a “repricing” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange, as amended from time to time or (ii) cause the Company to offer to purchase or exchange for cash Options or Stock Appreciation Rights if, at the time of such offer, the Fair Market Value of a share of Stock is less than the Exercise Price of such Options or Stock Appreciation Rights. Awards under the Plan may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

2.	Except as set forth above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has caused the execution of this Amendment by its duly authorized officer, effective as of the Effective Date.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Larry N. Paulsen
Larry N. Paulsen
Vice President, Administration and Risk
Management

Date:	May 28, 2009

THIRD AMENDMENT TO THE
PIONEER NATURAL RESOURCES COMPANY
2006 LONG TERM INCENTIVE PLAN

THIS THIRD AMENDMENT (the “Third Amendment”) to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan, as amended from time to time (the “Plan”), is effective January 1, 2009 (the “Effective Date”), and is made by Pioneer Natural Resources Company (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and service providers of the Company;

WHEREAS, Section 10(c) of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan to increase the Plan’s share limitation with the approval of the Company’s stockholders not later than the annual meeting next following such Board action; and

WHEREAS, the Board has determined that it is desirable to amend the Plan in the manner contemplated hereby, subject to approval by the Company’s stockholders at the Company’s 2009 annual meeting.

NOW, THEREFORE, the Plan shall be amended as of the Effective Date as set forth below.

1.         Section 4(a) of the Plan is hereby deleted and replaced in its entirety with the following:

(a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan since its inception shall not exceed 9,100,000 shares and the total number of shares of Stock received and available for delivery in connection with ISOs under this Plan since its inception shall not exceed 9,100,000 shares. No Award may be granted under the Plan on or after the 10 year anniversary of the Effective Date.

2.	Except as set forth above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has caused the execution of this Third Amendment by its duly authorized officer, effective as of the Effective Date.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Larry N. Paulsen
Larry N. Paulsen
Vice President, Administration and Risk
Management

Date:	June 17, 2009

FOURTH AMENDMENT TO THE
PIONEER NATURAL RESOURCES COMPANY
2006 LONG TERM INCENTIVE PLAN

THIS FOURTH AMENDMENT (the “Fourth Amendment”) to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan, as amended from time to time (the “Plan”), is effective January 1, 2009 (the “Effective Date”), and is made by Pioneer Natural Resources Company (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and service providers of the Company;

WHEREAS, Section 10(c) of the Plan provides that the Company’s board of directors (the “Board”) may amend the Plan in certain circumstances with the approval of stockholders, if such approval by the Company’s stockholders is required by any federal law or regulation, not later than the annual meeting next following such Board action; and

WHEREAS, in order to comply with section 162(m) of the Internal Revenue Code of 1986, as amended, the Board has determined that it is desirable to amend the Plan in the manner contemplated hereby, subject to approval by the Company’s stockholders at the Company’s 2009 annual meeting.

NOW, THEREFORE, the Plan shall be amended as of the Effective Date as set forth below.

1.         Section 5 of the Plan is hereby deleted and replaced in its entirety with the following:

5. Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Persons who are Eligible Persons at the time of grant thereof or in connection with the severance or retirement of Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which this Plan is in effect, a Covered Employee may not be granted (a) Awards (other than Awards designated to be paid only in cash) relating to more than 400,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9 and (b) Awards designated to be paid only in cash having a value determined on the date of grant in excess of $4,000,000.

2.	Except as set forth above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has caused the execution of this Fourth Amendment by its duly authorized officer, effective as of the Effective Date.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Larry N. Paulsen
Larry N. Paulsen
Vice President, Administration and Risk
Management

Date:	June 17, 2009

FIFTH AMENDMENT TO THE
PIONEER NATURAL RESOURCES COMPANY
2006 LONG TERM INCENTIVE PLAN

THIS FIFTH AMENDMENT (the “Amendment”) to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan, as amended from time to time (the “Plan”), is effective August 20, 2012 (the “Effective Date”), and is made by Pioneer Natural Resources Company (the “Company”).
W I T N E S S E T H:

WHEREAS, the Company previously adopted the Plan, under which the Company is authorized to grant equity-based incentive awards to certain employees and service providers of the Company;

WHEREAS, pursuant to Section 3(a) of the Plan, the Compensation and Management Development Committee (“Committee”) of the Board of Directors of the Company has the authority, in its sole and absolute discretion, to terminate, modify or amend the Plan, subject to certain limitations set forth in the Plan; and

WHEREAS, the Committee has determined that it is desirable to amend the Plan in the manner contemplated hereby.

NOW, THEREFORE, the Plan shall be amended as of the Effective Date as set forth below.

1.     Section 10(a)(ii) of the Plan is hereby deleted and replaced in its entirety with the following:

(ii) Qualified Domestic Relations Orders. Except as may be expressly provided in the applicable Award Agreement, an Option, Stock Appreciation Right, Restricted Stock Unit Award or Restricted Stock Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

2.     Except as set forth above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has caused the execution of this Amendment by its duly authorized officer, effective as of the Effective Date.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Larry N. Paulsen
Larry N. Paulsen
Vice President, Administration and Risk
Management

Date:	August 20, 2012

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet or Telephone - QUICK***EASY***IMMEDIATE
24 Hours a Day, 7 Days a Week or by Mail

PIONEER NATURAL RESOURCES COMPANY
PROXY SOLICITED FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 28, 2014

TO VOTE BY INTERNET
www.cstproxyvote.com
Have this proxy card in hand when you access the above website. Follow the instructions on the screen to vote your shares until 6:00 p.m., Central Time, on May 27, 2014.

TO VOTE BY PHONE
Call toll-free (in the U.S.) 1-866-894-0537 to vote your shares until 6:00 p.m., Central Time, on May 27, 2014.
Have this proxy card in hand when you call, and follow the instructions.

Your internet or phone vote works in the same manner as if you marked, signed and returned your proxy card by mail. If you vote by internet or phone, please do not return the card below.

TO VOTE BY MAIL
Mark, sign and date the proxy card below and return it in the postage-paid envelope provided.

FOLD HERE - DO NOT SEPARATE - INSERT IN ENVELOPE PROVIDED
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PROXY BY MAIL
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” THE PROPOSALS AS TO ITEMS 1, 2, 3 AND 4. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED.     Please mark your votes like this [ X ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

ITEM 1 - ELECTION OF DIRECTORS
Timothy L. Dove
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Stacy P. Methvin
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Charles E. Ramsey, Jr.
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Frank A. Risch
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Edison C. Buchanan
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Larry R. Grillot
[ ] FOR [ ] AGAINST [ ] ABSTAIN
J. Kenneth Thompson
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Jim A. Watson
[ ] FOR [ ] AGAINST [ ] ABSTAIN

ITEM 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[ ] FOR [ ] AGAINST [ ] ABSTAIN

ITEM 3 - ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION
[ ] FOR [ ] AGAINST [ ] ABSTAIN

ITEM 4 - REAPPROVAL OF THE SECTION 162(M) MATERIAL TERMS UNDER THE 2006 LONG-TERM INCENTIVE PLAN
[ ] FOR [ ] AGAINST [ ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE.

Signature _________________________ Signature ___________________________ Date ________

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

If you have received a paper copy of the proxy materials, you may elect to receive future proxy materials by email. Making this election will conserve both resources and the environmental impact of printing and mailing hard copies of proxy material, thus saving trees, energy used and solid waste.

If you choose to elect email delivery, please call Continental Stock Transfer at 1-888-509-5586 and provide your email address.

Access to Pioneer stockholder account information and other stockholder services are available on the internet!

Visit Continental Stock Transfer's website at
www.continentalstock.com
for their Internet Stockholder Service - ContinentaLink

Through this service, shareholders can change addresses, receive electronic forms and view account transaction history and dividend history.

To access this service, visit the website listed above. Choose “Shareholders” at the top of the home page, select “Shareholder Login.” From there, you can either “View a Sample Account” or you can register (choose “First Time Visitor” then “New Member Sign-Up”). Guidance is provided on the website.

FOLD HERE - DO NOT SEPARATE - INSERT IN ENVELOPE PROVIDED
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PIONEER NATURAL RESOURCES COMPANY

The undersigned hereby appoints Richard P. Dealy and Mark S. Berg, and each of them, as attorneys in fact and proxies with full power of substitution and revocation as to each of them, to represent the undersigned and to vote, as designated on the reverse side of this form, all the shares of common stock of Pioneer Natural Resources Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 28, 2014, and any adjournment or postponement thereof, upon the matters set forth on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet or Telephone - QUICK***EASY***IMMEDIATE
24 Hours a Day, 7 Days a Week or by Mail

PIONEER NATURAL RESOURCES COMPANY
PROXY SOLICITED FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 28, 2014

TO VOTE BY INTERNET
www.cstproxyvote.com
Have this proxy card in hand when you access the above website. Follow the instructions on the screen to vote your shares.

TO VOTE BY PHONE
Call toll-free (in the U.S.) 1-866-894-0537.
Have this proxy card in hand when you call, and follow the instructions.

Your internet or phone vote works in the same manner as if you marked, signed and returned your proxy card by mail. If you vote by internet or phone, please do not return the card below.

TO VOTE BY MAIL
Mark, sign and date the proxy card below and return it in the postage-paid envelope provided.

FOLD HERE – DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PROXY BY MAIL
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” THE PROPOSALS AS TO ITEMS 1, 2, 3 AND 4. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED. Please mark your votes like this [ X ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4.

ITEM 1 - ELECTION OF DIRECTORS
Timothy L. Dove
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Stacy P. Methvin
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Charles E. Ramsey, Jr.
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Frank A. Risch
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Edison C. Buchanan
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Larry R. Grillot
[ ] FOR [ ] AGAINST [ ] ABSTAIN
J. Kenneth Thompson
[ ] FOR [ ] AGAINST [ ] ABSTAIN
Jim A. Watson
[ ] FOR [ ] AGAINST [ ] ABSTAIN

ITEM 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[ ] FOR [ ] AGAINST [ ] ABSTAIN

ITEM 3 - ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION
[ ] FOR [ ] AGAINST [ ] ABSTAIN

ITEM 4 - REAPPROVAL OF THE SECTION 162(M) MATERIAL TERMS UNDER THE 2006 LONG-TERM INCENTIVE PLAN
[ ] FOR [ ] AGAINST [ ] ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE.

Signature _________________________ Signature ___________________________ Date ________

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

The Annual Meeting of Stockholders will be held on May 28, 2014. Your voting instruction must be received by 4:00 p.m. Central Time, on May 25, 2014 to allow Vanguard to vote according to your instruction.

FOLD HERE – DO NOT SEPARATE – INSERT IN ENVELOPE PROVIDED
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY

PIONEER NATURAL RESOURCES USA, INC. 401(k) PLAN

TO: THE VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

In connection with the proxy materials I received relating to the Annual Meeting of Stockholders of Pioneer Natural Resources Company to be held on May 28, 2014, I direct you to execute a proxy with respect to all shares of common stock of Pioneer to which I have the right to give voting instructions under the 401(k) plan upon the matters set forth on the reverse side of this form, as designated on the reverse side. I understand you will hold these instructions strictly confidential.

(Continued, and to be marked, dated and signed, on the other side)